AS FILED WITH THE SEC ON APRIL 25, 2000.

                                                       REGISTRATION NO. 33-25434
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------
                                    FORM N-4
                                   ----------


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]
                           PRE-EFFECTIVE AMENDMENT NO.               [ ]
                         POST-EFFECTIVE AMENDMENT NO. 15             [X]
                                       AND
                          REGISTRATION STATEMENT UNDER
                          THE INVESTMENT COMPANY ACT OF 1940         [ ]
                                AMENDMENT NO. 31                     [X]


                        (Check appropriate box or boxes)

                                   ----------

                       THE PRUDENTIAL INDIVIDUAL VARIABLE
                                CONTRACT ACCOUNT
                           (Exact Name of Registrant)

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                               (Name of Depositor)

                                751 BROAD STREET
                          NEWARK, NEW JERSEY 07102-3777
                                 (888) PRU-2888
          (Address and telephone number of principal executive offices)

                                   ----------

                                THOMAS C. CASTANO
                               ASSISTANT SECRETARY
                            THE PRUDENTIAL INSURANCE
                               COMPANY OF AMERICA
                                751 BROAD STREET
                         NEWARK, NEW JERSEY 07102-3777
                    (Name and address of agent for service)

                                   Copies to:

CHRISTOPHER E. PALMER                LEE D. AUGSBURGER
SHEA & GARDNER                       ASSISTANT GENERAL COUNSEL
1800 MASSACHUSETTS AVENUE, N.W.      THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
WASHINGTON, D.C. 20036               100 MULBERRY STREET
                                     NEWARK, NEW JERSEY 07102-4077

                                   ----------

It is proposed that this filing will become effective (check appropriate space):
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485

[X] on May 1, 2000 pursuant to paragraph (b) of Rule 485
        (date)

[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] on __________ pursuant to paragraph (a)(1) of Rule 485
         (date)
If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:
    Interests in Individual Variable Annuity Contracts
================================================================================

                                     PART A
                      INFORMATION REQUIRED IN A PROSPECTUS

                                  DISCOVERY(R)
                                      PLUS

THIS PROSPECTUS DESCRIBES AN INDIVIDUAL VARIABLE ANNUITY CONTRACT OFFERED BY THE PRUDENTIAL INSURANCE COMPANY OF AMERICA.

The Discovery Plus offers a wide variety of investment choices, including a fixed interest-rate option, a real estate variable investment option and 13 variable investment options that invest in the following portfolios managed by
Prudential:

CONSERVATIVE BALANCED PORTFOLIO

DIVERSIFIED BOND PORTFOLIO

EQUITY INCOME PORTFOLIO

EQUITY PORTFOLIO

FLEXIBLE MANAGED PORTFOLIO

GLOBAL PORTFOLIO

GOVERNMENT INCOME PORTFOLIO

HIGH YIELD BOND PORTFOLIO

MONEY MARKET PORTFOLIO

NATURAL RESOURCES PORTFOLIO

PRUDENTIAL JENNISON PORTFOLIO

SMALL CAPITALIZATION STOCK PORTFOLIO

STOCK INDEX PORTFOLIO


                                                                     MAY 1, 2000

Please read this prospectus before purchasing a Discovery Plus contract and keep it for future reference. Current prospectuses for each of the underlying mutual fund portfolios and the real estate investment option accompany this prospectus. These prospectuses contain important information about these investment options. Please read these prospectuses and keep them for reference. Discovery Plus may not be purchased by New York residents or by Oregon residents in connection with tax favored plans.

To learn more about Discovery Plus, you can request a copy of the Statement of Additional Information (SAI) dated May 1, 2000. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the Discovery Plus SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. The Table of Contents of the SAI is on Page 26 of this prospectus. For a free copy of the SAI, call us at: (888) PRU-2888 or write to us at:

The Prudential Insurance Company of America
751 Broad Street
Newark, New Jersey 07102-3777

Prudential Annuity Service Center
P.O. Box 14215
New Brunswick, New Jersey 08906


THE SEC HAS NOT DETERMINED THAT THIS CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

INVESTMENT IN A VARIABLE ANNUITY IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF YOUR MONEY. AN INVESTMENT IN DISCOVERY PLUS IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                                                            [PRUDENTIAL LOGO]

                      DISCOVERY (R) PLUS VARIABLE ANNUITY

                                TABLE OF CONTENTS


CAPTION                                                                     PAGE
-------                                                                     ----
GLOSSARY ................................................................... ii

SUMMARY ....................................................................  1

SUMMARY OF CONTRACT EXPENSES ...............................................  4

EXPENSE EXAMPLES ...........................................................  6

1.    WHAT IS THE DISCOVERY PLUS VARIABLE ANNUITY? .........................  8
      Beneficiary...........................................................  8
      Death Benefit.........................................................  8
      Short Term Cancellation Right or "Free Look"..........................  9
      Other Contracts.......................................................  9

2.    WHAT INVESTMENT OPTIONS CAN I CHOOSE?.................................  9
      Variable Investment Options ..........................................  9
      Fixed Interest-Rate Option ........................................... 10
      Transfers Among Options .............................................. 10
      Dollar Cost Averaging ................................................ 10
      Voting Rights ........................................................ 11
      Substitution ......................................................... 11
      Other Changes ........................................................ 11

3.    WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE?
      (ANNUITIZATION)....................................................... 11
      Payment Provisions ................................................... 11
      Option 1: Life Annuity with 120 Payments (10 Years) Certain Option.... 12
      Option 2: Interest Payment Option .................................... 12
      Option 3: Other Annuity Options ...................................... 12

4.    WHAT IS THE 1% BONUS?................................................. 12

5.    HOW CAN I PURCHASE A DISCOVERY PLUS CONTRACT?......................... 12
      Purchase Payments .................................................... 12
      Allocation of Purchase Payments ...................................... 12
      Calculating Contract Value ........................................... 13

CAPTION                                                                     PAGE
-------                                                                     ----
6.    WHAT ARE THE EXPENSES ASSOCIATED WITH THE DISCOVERY PLUS CONTRACT?.... 13
      Insurance Charges .................................................... 13
      Annual Contract Fee................................................... 14
      Withdrawal Charge .................................................... 14
      Bonus Recapture....................................................... 14
      Critical Care Access ................................................. 14
      Premium Taxes ........................................................ 14
      Company Taxes ........................................................ 15

7.    HOW CAN I ACCESS MY MONEY? ........................................... 15
      Automated Withdrawals ................................................ 15
      Suspension of Payments or Transfers .................................. 15

8.    WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE DISCOVERY
      PLUS CONTRACT?........................................................ 16
      Contracts Owned by Individuals (Not Associated with Tax Favored
        Retirement Plans)................................................... 16
      Contracts Used in Connection with Tax Favored Plans................... 18

9.    OTHER INFORMATION .................................................... 22
      The Prudential Insurance Company of America........................... 22
      The Separate Account.................................................. 23
      The Real Property Account............................................. 23
      Sale and Distribution of the Contract................................. 23
      Assignment............................................................ 23
      Exchange Offer for Certain Contractowners............................. 24
      Litigation............................................................ 25
      Financial Statements.................................................. 26
      Statement of Additional Information................................... 26
      Accumulation Unit Values ............................................. 27
      IRA Disclosure Statement.............................................. 33

                      DISCOVERY (R) PLUS VARIABLE ANNUITY

                                    GLOSSARY

We have tried to make this prospectus as easy to read and understand as possible. By the nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms.

--------------------------------------------------------------------------------

ACCUMULATION PHASE. The period that begins with the Contract Date (see below definition) and ends when you start receiving income payments or earlier if the contract is terminated through a full withdrawal or payment of a death benefit.

ANNUITANT. The person whose life determines how long the contract lasts and the amount of income payments that will be paid.

ANNUITY DATE. The date when income payments are scheduled to begin.

BONUS. The additional 1% of your purchase payments that we add to the value of your contract. This amount is based on the purchase payments you make during the first three years you own the contract. Payment of the bonus amount may be limited to $1,000 each contract year. This amount is referred to in your contract as an "additional amount."

BENEFICIARY. The person(s) or entity you have chosen to receive a death benefit.

CASH VALUE. This is the total value of your contract amount minus any applicable charges or fees.

CONTRACT DATE. The date we receive your initial purchase payment and all necessary paperwork in good order in the Prudential Annuity Service Center. Contract anniversaries are measured from the contract date. A contract year begins on the contract date or on a contract anniversary.

CONTRACTOWNER, OWNER, OR YOU. The person entitled to the ownership rights under the contract.


CONTRACT VALUE. The total value of the amounts in a contract allocated to the variable investment options and the interest-rate option as of a particular date. This amount is referred to in your contract as the "contract fund."


DEATH BENEFIT. If the annuitant or contractowner dies, the designated person(s), that is the beneficiary, will receive the total value of the contract or potentially, a greater amount, depending on the age of the contract. See page 8 for a detailed description.

FIXED INTEREST-RATE OPTION. An investment option that offers a fixed rate of interest for a one year period.

INCOME OPTIONS. Options under the contract that define the frequency and duration of income payments. In your contract, they are referred to as payout or annuity options.

MUTUAL FUND INVESTMENT OPTION. When you choose a mutual fund investment option, we purchase shares of the mutual fund portfolio associated with that option. We hold these shares in the Separate Account. The division of the Separate Account is referred to in your contract as a subaccount.

PURCHASE PAYMENTS. The amount of money you pay us to purchase the contract. Generally, you may make additional purchase payments at any time during the accumulation phase.

PRUDENTIAL ANNUITY SERVICE CENTER. P.O. Box 14215, New Brunswick, New Jersey 08906. The phone number is (888) PRU-2888.

REAL PROPERTY ACCOUNT. One of your variable investment options. It is a separate account established by Prudential to invest, through a partnership, in income-producing real property.

SEPARATE ACCOUNT. Purchase payments allocated to the mutual fund investment options are held by Prudential in a separate account called the Prudential Individual Variable Contract Account. The Separate Account is set apart from all of the general assets of Prudential.

TAX DEFERRAL. This is a way to increase your assets without currently being taxed. You do not pay taxes on your contract earnings until you take money out of your contract.

VARIABLE INVESTMENT OPTIONS. The mutual fund investment options and the Real Property Account.

                       DISCOVERY(R) PLUS VARIABLE ANNUITY

SUMMARY

FOR A MORE COMPLETE DISCUSSION OF THE FOLLOWING TOPICS, SEE THE CORRESPONDING
SECTION IN THE PROSPECTUS.

1. WHAT IS THE DISCOVERY(R) PLUS VARIABLE ANNUITY?

      This variable annuity contract, offered by Prudential, is a contract between you, as the owner, and us. The contract allows you to invest on a tax-deferred basis in one or more of 13 mutual fund investment options which are associated with portfolios of the Prudential Series Fund, Inc. ("Series Fund"). There is another variable investment option called the Variable Contract Real Property Account ("Real Property Account") and a fixed interest-rate option. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit and guaranteed income options.

      The variable investment options are designed to offer the opportunity for a better return than the fixed interest-rate option. However, this is NOT guaranteed. It is possible, due to market changes, that your investments may decrease in value.

      The fixed interest-rate option offers an interest rate that is guaranteed. While your money is in the fixed account, both the interest amount that your money will earn and your principal amount is guaranteed by us.

      You can invest your money in any or all of the variable investment options and the fixed interest-rate option. You are always allowed at least four transfers each contract year among the mutual fund investment options, without a charge. There are certain restrictions on transfers involving the fixed interest-rate option and the Real Property Account.

      The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings grow on a tax-deferred basis and are taxed as income when you make a withdrawal. The income phase starts when you choose to begin receiving regular payments from your contract. The amount of money you are able to accumulate in your contract during the accumulation phase will help determine the amount of payments you will receive during the income phase. Other factors will affect the amount of your payments such as age and the payout option you selected.

Discovery Plus may not be purchased by New York residents or by Oregon residents in connection with tax favored plans.

      FREE LOOK. If you change your mind about owning the Discovery Plus contract, YOU MAY CANCEL YOUR CONTRACT WITHIN 10 DAYS AFTER RECEIVING IT (or whatever time period is required in the state where the contract was issued).

      OTHER CONTRACTS. This prospectus describes the Discovery Plus contract which is currently offered for sale. There is an earlier version of the contract which is no longer being offered. This earlier contract has different features that are referred to throughout this prospectus. Owners of the previously offered contract can find further information in the Statement of Additional Information (SAI).

2. WHAT INVESTMENT OPTIONS CAN I CHOOSE?

      You can invest your money in any or all of the variable investment options that are described in the prospectuses located at the end of this prospectus:

                           THE PRUDENTIAL SERIES FUND

      The Prudential Series Fund, Inc. is a mutual fund made up of the following portfolios. You may choose one or more of these portfolios as variable investment options.

                         Conservative Balanced Portfolio
                           Diversified Bond Portfolio
                             Equity Income Portfolio
                                Equity Portfolio
                           Flexible Managed Portfolio
                                Global Portfolio
                           Government Income Portfolio
                            High Yield Bond Portfolio
                             Money Market Portfolio
                           Natural Resources Portfolio
                         Prudential Jennison Portfolio
                      Small Capitalization Stock Portfolio
                              Stock Index Portfolio

                       DISCOVERY(R) PLUS VARIABLE ANNUITY

             THE PRUDENTIAL VARIABLE CONTRACT REAL PROPERTY ACCOUNT

      The Real Property Account is a separate account established by Prudential which, through a partnership, invests primarily in income-producing real property.

      Depending upon market conditions, you may earn or lose money in any of these options. The value of your contract will fluctuate depending upon the investment performance of the Series Fund and the Real Property Account. Performance information for the variable investment options is provided in the Accumulation Unit Values charts beginning on page 27 and in the Statement of Additional Information (SAI). Past performance is not a guarantee of future results. The Real Property Account is not available for qualified contracts.

      You can also put your money into a fixed interest-rate option.

3. WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE?
   (ANNUITIZATION)

      If you want to receive regular income from your annuity, you can choose one of several options, including guaranteed payments for the annuitant's lifetime. Once you begin receiving regular payments, you may not be able to change your payment plan without receiving our prior consent.

4. WHAT IS THE 1% BONUS?

      Prudential will add to your account an additional 1% of your purchase payments during the first three years of your contract. Payment of the bonus amount may be limited to $1,000 each contract year. After three years the additional 1% may be added at Prudential's discretion. Also, the 1% will be recaptured if you make a withdrawal within six contract years after making the purchase payment.

5. HOW CAN I PURCHASE A DISCOVERY PLUS CONTRACT?

      You can purchase this contract, under most circumstances, with a $10,000 initial purchase payment. You can add $1,000 or more at any time during the accumulation phase of the contract (there are certain limitations for residents of New York and Oregon). Your financial professional can help you fill out the proper forms.

6. WHAT ARE THE EXPENSES ASSOCIATED WITH THE DISCOVERY PLUS CONTRACT?

      The contract has insurance features and investment features, and there are costs related to each.

      Each year we deduct a $30 contract maintenance charge if your contract value is less than $10,000 on the contract anniversary. For insurance and administrative costs, we also deduct an annual charge of 1.20% of the average daily value of all assets allocated to the variable investment options. This charge is not assessed against amounts allocated to the fixed interest-rate investment option.

      There are a few states/jurisdictions that assess a premium tax when you begin receiving regular income payments from your annuity. In those states, we will charge your contract for the required premium tax charge which currently can range up to 5%.


      The mutual fund investment options also have their own expenses that apply to your investment. These annual expenses currently range from 0.39% to 0.84% of the average daily value of the mutual fund. The expenses of the Real Property Account investment option are substantially higher. See the Real Property Account prospectus located at the back of this prospectus for further information.


7. HOW CAN I ACCESS MY MONEY?

      You may take money out at any time during the accumulation phase. Each contract year you may withdraw your earnings plus up to 10% of your contract value (calculated as of the date of the first withdrawal made in a contract year), without charge. Withdrawals in excess of earnings plus 10% of your contract value may be subject to a withdrawal charge. This charge initially is 7% but decreases 1% each contract year for the 4th, 5th and 6th years from the date that purchase payment was made. After the 6th contract year, there is no charge

                       DISCOVERY(R) PLUS VARIABLE ANNUITY


for a withdrawal for that purchase payment. You may, however, be subject to income tax and a tax penalty if you make an early withdrawal.

8. WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE DISCOVERY PLUS CONTRACT?

      Your earnings are not generally taxed until withdrawn. If you take money out during the accumulation phase, earnings are withdrawn first and are taxed as income. If you are younger than age 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings in addition to ordinary taxation. A portion of the payments you receive during the income phase may be considered partly a return of your original investment. As a result, that portion of each payment is not taxable as income. Generally, all amounts withdrawn from Individual Retirement Annuity contracts are taxable and subject to the 10% penalty if withdrawn prior to age 59 1/2.

9. OTHER INFORMATION

      This contract is issued by The Prudential Insurance Company of America, and sold by representatives.

                       DISCOVERY(R) PLUS VARIABLE ANNUITY

                          SUMMARY OF CONTRACT EXPENSES

      The purpose of this summary is to help you to understand the costs you will pay for the Discovery Plus contract. This summary includes the expenses of the mutual funds used by the variable investment options but does not include any charge for premium taxes that might be applicable in your state. More detailed information can be found on page 13 under the section called, "What Are The Expenses Associated With The Discovery Plus Contract?". For more detailed expense information about the mutual funds, please refer to the prospectuses located at the back of this prospectus.


          TRANSACTION EXPENSES       CONTRACT YEARS AFTER PURCHASE PAYMENT
          ----------------------------------------------------------------

              WITHDRAWAL CHARGE:     Year 0   7% plus return of 1% bonus
              (SEE NOTE 1 BELOW)     Year 1   7% plus return of 1% bonus
                                     Year 2   7% plus return of 1% bonus
                                     Year 3   6% plus return of 1% bonus
                                     Year 4   5% plus return of 1% bonus
                                     Year 5   4% plus return of 1% bonus
                                     After that ............... 0%

              ANNUAL CONTRACT FEE
              AND FULL WITHDRAWAL
              FEE: ............................................ $30.00
              (SEE NOTE 2 BELOW)

          ANNUAL ACCOUNT EXPENSES
          -----------------------

          As a percentage of the average account value in the variable investment options.

              MORTALITY AND EXPENSE RISK
                AND ADMINISTRATIVE EXPENSE: ..................... 1.20%

--------------------------------------------------------------------------------

Note 1: Withdrawal charges are imposed only on purchase payments. You may withdraw earnings without a charge. In addition, during any contract year you may withdraw up to 10% of the total contract value (calculated as of the date of the first withdrawal made that contract year) without charge. There is no withdrawal charge on any withdrawals made under the CRITICAL CARE ACCESS option (see page 14) or on any amount used to provide income under the LIFE ANNUITY WITH 120 PAYMENTS (10 YEARS) CERTAIN OPTION (see page 12). Surrender charges are waived when a death benefit is paid.

Note 2: This fee is only imposed if your contract value is less than $10,000 at the time this fee is calculated.

                       DISCOVERY(R) PLUS VARIABLE ANNUITY

                          SUMMARY OF CONTRACT EXPENSES

ANNUAL VARIABLE INVESTMENT OPTION EXPENSES
--------------------------------------------------------------------------------
As a percentage of each option's average daily net assets:

                                      INVESTMENT        OTHER          TOTAL
                                    MANAGEMENT FEE    EXPENSES       EXPENSES
--------------------------------------------------------------------------------
THE PRUDENTIAL SERIES FUND


    Conservative Balanced Portfolio      0.55%          0.02%          0.57%
    Diversified Bond Portfolio           0.40%          0.03%          0.43%
    Equity Income Portfolio              0.40%          0.02%          0.42%
    Equity Portfolio                     0.45%          0.02%          0.47%
    Flexible Managed Portfolio           0.60%          0.02%          0.62%
    Global Portfolio                     0.75%          0.09%          0.84%
    Government Income Portfolio          0.40%          0.04%          0.44%
    High Yield Bond Portfolio            0.55%          0.05%          0.60%
    Money Market Portfolio               0.40%          0.02%          0.42%
    Natural Resources Portfolio          0.45%          0.12%          0.57%
    Prudential Jennison Portfolio        0.60%          0.03%          0.63%
    Small Capitalization Stock Portfolio 0.40%          0.05%          0.45%
    Stock Index Portfolio                0.35%          0.04%          0.39%
--------------------------------------------------------------------------------

                       DISCOVERY(R) PLUS VARIABLE ANNUITY

                                EXPENSE EXAMPLES

--------------------------------------------------------------------------------

These examples will help you compare the fees and expenses of the different variable investment options offered by the Discovery Plus contract. You can also use the examples to compare the cost of the Discovery Plus contract with other variable annuity contracts.

--------------------------------------------------------------------------------

EXAMPLE 1- IF YOU WITHDRAW YOUR ASSETS OR ANNUITIZE


Example 1 assumes that you invest $10,000 in the Discovery Plus contract and that you allocate all of your assets to one of the variable investment options and withdraw all your assets or annuitize at the end of the time period indicated. (Certain annuity options will not be subject to withdrawal charges. See "WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE? (ANNUITIZATION)" on page 11.) The example also assumes that your investment has a 5% return each year and that the option's operating expenses remain the same. Your actual costs may be higher or lower, but based on these assumptions, your costs would be:

--------------------------------------------------------------------------------
                                         1 YEAR   3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
THE PRUDENTIAL SERIES FUND
  Conservative Balanced Portfolio        $ 811     $ 1,049    $ 1,213    $ 2,090
  Diversified Bond Portfolio             $ 796     $ 1,006    $ 1,140    $ 1,939
  Equity Income Portfolio                $ 795     $ 1,003    $ 1,135    $ 1,928
  Equity Portfolio                       $ 800     $ 1,018    $ 1,161    $ 1,982
  Flexible Managed Portfolio             $ 816     $ 1,065    $ 1,239    $ 2,144
  Global Portfolio                       $ 838     $ 1,132    $ 1,352    $ 2,376
  Government Income Portfolio            $ 797     $ 1,009    $ 1,145    $ 1,950
  High Yield Bond Portfolio              $ 814     $ 1,058    $ 1,228    $ 2,122
  Money Market Portfolio                 $ 795     $ 1,003    $ 1,135    $ 1,928
  Natural Resources Portfolio            $ 811     $ 1,049    $ 1,213    $ 2,090
  Prudential Jennison Portfolio          $ 817     $ 1,068    $ 1,244    $ 2,154
  Small Capitalization Stock Portfolio   $ 798     $ 1,012    $ 1,150    $ 1,961
  Stock Index Portfolio                  $ 792     $   994    $ 1,119    $ 1,895
--------------------------------------------------------------------------------


Notes:

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN IN THE EXAMPLES.


The charges shown in the 10 years column are the same for Example 1 and Example
2. This is because after 6 years we no longer deduct withdrawal charges when you make a withdrawal or when you begin the income phase of your contract.

                       DISCOVERY(R) PLUS VARIABLE ANNUITY

EXAMPLE 2 - IF YOU DO NOT WITHDRAW YOUR ASSETS

Example 2 assumes that you invest $10,000 in the Discovery Plus contract and allocate all of your assets to one of the variable investment options and DO NOT WITHDRAW any of your assets at the end of the time period indicated. The example also assumes that your investment has a 5% return each year and that the option's operating expenses remain the same. Your actual costs may be higher or lower, but based on these assumptions, your costs would be:


--------------------------------------------------------------------------------
                                         1 YEAR   3 YEARS   5 YEARS     10 YEARS
--------------------------------------------------------------------------------
THE PRUDENTIAL SERIES FUND
  Conservative Balanced Portfolio        $ 181     $ 559     $   963     $ 2,090
  Diversified Bond Portfolio             $ 166     $ 516     $   890     $ 1,939
  Equity Income Portfolio                $ 165     $ 513     $   885     $ 1,928
  Equity Portfolio                       $ 170     $ 528     $   911     $ 1,982
  Flexible Managed Portfolio             $ 186     $ 575     $   989     $ 2,144
  Global Portfolio                       $ 208     $ 642     $ 1,102     $ 2,376
  Government Income Portfolio            $ 167     $ 519     $   895     $ 1,950
  High Yield Bond Portfolio              $ 184     $ 568     $   978     $ 2,122
  Money Market Portfolio                 $ 165     $ 513     $   885     $ 1,928
  Natural Resources Portfolio            $ 181     $ 559     $   963     $ 2,090
  Prudential Jennison Portfolio          $ 187     $ 578     $   994     $ 2,154
  Small Capitalization Stock Portfolio   $ 168     $ 522     $   900     $ 1,961
  Stock Index Portfolio                  $ 162     $ 504     $   869     $ 1,895

--------------------------------------------------------------------------------

Notes:

THESE EXAMPLES DO NOT SHOW PAST OR FUTURE EXPENSES. ACTUAL EXPENSES FOR A PARTICULAR YEAR MAY BE MORE OR LESS THAN THOSE SHOWN IN THE EXAMPLES.

If your contract value is less than $10,000, on your contract anniversary (and upon a surrender), we will deduct a $30 fee. The examples use an average number as the amount of the annual contract fee. This amount was calculated by taking the total annual contract fees collected in the preceding calendar year and then dividing that number by the total assets allocated to the variable investment options shown in the examples. Based on this calculation, the annual contract fee is included as an annual charge of 0.02% of contract value. Your actual fees will vary based on the amount of your contract and your specific allocation(s). A table of accumulation unit values of interests, in each variable investment option, appears under the caption "Other Information" in this prospectus beginning on Page 27. Premium taxes are not reflected in these examples. Premium taxes may apply, depending on the state where you live.

                       DISCOVERY(R) PLUS VARIABLE ANNUITY

1.  WHAT IS THE DISCOVERY(R) PLUS VARIABLE ANNUITY?

The Discovery Plus Variable Annuity is a contract between you, the owner, and us, the insurance company, The Prudential Insurance Company of America (Prudential, We or Us).

Under our contract or agreement, in exchange for your payment to us, we promise to pay you a guaranteed income stream. The earliest annuity date you can choose is the date of your first contract anniversary. Your annuity is in the accumulation phase until you decide to begin receiving annuity payments. The date you begin receiving annuity payments is the annuity date. On the annuity date, your contract switches to the income phase.

This annuity contract generally benefits from tax deferral. Tax deferral means that you are generally not taxed on earnings or appreciation on the assets in your contract until you withdraw money from your contract.


Discovery Plus is a variable annuity contract. This means that during the accumulation phase, you can allocate your assets among 13 variable investment options which are portfolios of the Series Fund. There is another variable investment option that invests in the Real Property Account, and a fixed interest-rate option. If you select a variable investment option, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the variable investment option(s) you have selected. Because the options fluctuate in value depending upon market conditions, your assets can either increase or decrease in value. This is important, since the amount of the annuity payments you receive during the income phase depends upon the value of your contract at the time you begin receiving payments.


As mentioned above, Discovery Plus also contains a guaranteed fixed interest-rate option. This option offers an interest-rate that is guaranteed by us for one year and will always be at least 3.1% per year.

As the owner of the contract, you have all of the decision-making rights under the contract. You will also be the annuitant unless you designate someone else. The annuitant is the person who receives the annuity payments when the income phase begins. The annuitant is also the person whose life is used to determine how much the payments are and how long these payments will continue. On and after the annuity date, the annuitant is the owner and may not be changed. The beneficiary becomes the owner when a death benefit is payable.

BENEFICIARY


The beneficiary is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the contract is issued, unless you change it at a later date. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the annuitant dies (or, if a co-annuitant has been named, any time before the last surviving annuitant dies). Your written request to change beneficiary becomes effective when we approve it.


DEATH BENEFIT

If the annuitant dies during the accumulation phase, we will, upon receiving appropriate proof of death, pay a death benefit to the beneficiary designated by the contractowner.

If the annuitant dies during the accumulation phase, the amount of the death benefit will be the greater of: (a) the current value of the contract as of the date we receive appropriate proof of death, or (b) the "minimum proceeds" which is the total of all purchase payments plus any bonus credited by Prudential, reduced proportionally by any withdrawals. The minimum proceeds amount may get a one-time special increase on your sixth contract anniversary. If your contract value on your sixth contract anniversary is greater than the minimum proceeds, the minimum proceeds amount will be increased to equal the contract value as of that date. After this, the minimum proceeds will be increased by additional purchase payments and reduced proportionally for withdrawals. (This one-


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                       DISCOVERY(R) PLUS VARIABLE ANNUITY

time potential increase in the minimum proceeds is not available for contracts issued in Texas.)

Here is an example of how the death benefit is calculated:

Suppose a contractowner had made purchase payments and was credited a bonus totalling $100,000 but, due to unfortunate investment results, the contract value had decreased to $80,000. The death benefit would be the minimum proceeds or $100,000 because this is greater than the contract value. The minimum proceeds amount, however, is reduced proportionally when you make a withdrawal from the contract. If the contractowner had withdrawn 50% of the remaining $80,000, the minimum proceeds would also have been reduced by 50%. Since the minimum proceeds had been $100,000, it would now be $50,000.

A number of tax requirements apply to distributions upon an annuitant's death. See the section titled "What are the Tax Considerations Associated with the Discovery Plus Contract?" on page 16 and the Statement of Additional Information for details.


If the annuitant dies during the income phase, the death benefit, if any, is determined by the type of annuity payment option you select.

SHORT TERM CANCELLATION RIGHT OR "FREE LOOK"

If you change your mind about owning the Discovery Plus contract, you may cancel your contract within 10 days after receiving it (or whatever period is required in the state where the contract was issued). You can request a refund by returning the contract either to the representative who sold it to you, or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus. You will receive, depending on applicable law:

o    Your full purchase payment, or
o The amount your contract is worth as of the day we receive your request. This amount may be more or less than your original payment.

OTHER CONTRACTS

This prospectus describes the Discovery Plus contract which is currently offered for sale. There is an earlier version of the contract which is no longer offered. This earlier contract has different features that are referred to throughout the prospectus. Owners of the previously offered contract can find further information in the discussion contained in the Statement of Additional Information.

2. WHAT INVESTMENT OPTIONS CAN I CHOOSE?

The contract gives you the choice of allocating your purchase payments to any one or more of 14 variable investment options or a fixed interest-rate option. The variable investment options are invested in accounts which are managed by Prudential. There is a separate prospectus for the Prudential Series Fund and for the Real Property Account provided with this prospectus. YOU SHOULD READ THE PRUDENTIAL SERIES FUND AND/OR REAL PROPERTY ACCOUNT PROSPECTUS BEFORE YOU DECIDE TO ALLOCATE YOUR ASSETS TO THESE VARIABLE INVESTMENT OPTIONS.

VARIABLE INVESTMENT OPTIONS

The Prudential Series Fund, Inc.

The Prudential Series Fund, Inc. is managed by Prudential through another company it owns called The Prudential Investment Corporation. The Prudential Investment Corporation manages each of the portfolios of the Prudential Series Fund except the Prudential Jennison Portfolio. For this portfolio, Prudential Investment Corporation oversees another company owned by Prudential called Jennison Associates Capital Corp. which provides the day to day investment advisory services.

Listed below are the Prudential Series Fund portfolios which are available as variable investment options. Each portfolio has a different investment objective.

o    Conservative Balanced Portfolio
o    Diversified Bond Portfolio


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                       DISCOVERY(R) PLUS VARIABLE ANNUITY

o    Equity Income Portfolio
o    Equity Portfolio
o    Flexible Managed Portfolio
o    Global Portfolio
o    Government Income Portfolio
o    High Yield Bond Portfolio
o    Money Market Portfolio
o    Natural Resources Portfolio
o    Prudential Jennison Portfolio (domestic equity)
o    Small Capitalization Stock Portfolio
o    Stock Index Portfolio

             The Prudential Variable Contract Real Property Account

The Real Property Account, through a general partnership formed by Prudential and two of its subsidiaries, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land and other real estate-related investments. The partnership is managed by Prudential. The Real Property Account is not available for qualified contracts.

FIXED INTEREST-RATE OPTION


We also offer a fixed interest-rate option. When you select this option, your payment will earn interest at the established rate for a one year period. This rate will always be at least 3.1%. A new interest-rate period is established every time you allocate or transfer money into the fixed interest-rate option. You may have money allocated in more than one interest-rate period at the same time. This could result in your money earning interest at different rates and each interest-rate period maturing at a different time.


TRANSFERS AMONG OPTIONS

Up to four times each contract year, you can transfer money among the mutual fund investment options and from the mutual fund investment options to the fixed interest-rate option and the Real Property Account. We are not currently enforcing this limit, however, we may do so in the future if it becomes necessary due to excessive transfer activity. Your transfer request may be made by telephone or in writing to the Prudential Annuity Service Center. We have procedures in place to confirm that instructions received by telephone are genuine. We will not be liable for following telephone instructions that we reasonably believe to be genuine. Your transfer request will take effect at the end of the business day on which it was received.

YOU CAN MAKE TRANSFERS OUT OF THE FIXED INTEREST-RATE OPTION AND THE REAL PROPERTY ACCOUNT ONLY DURING THE 30-DAY PERIOD FOLLOWING YOUR CONTRACT ANNIVERSARY DATE.

The maximum amount you may transfer from the fixed interest-rate option is limited to the greater of:

o    25% of the amount allocated to the fixed interest-rate option, or
o    $5,000.

The maximum amount you may transfer from the Real Property Account option is limited to the greater of:

o    50% of the amount allocated to the Real Property Account, or
o    $10,000.

DOLLAR COST AVERAGING

The Dollar Cost Averaging (DCA) feature allows you to systematically transfer a percentage amount out of the money market variable investment option and into any other variable investment option(s). You can transfer money to more than one variable investment option. The investment option used for the transfers is designated as the DCA account. These automatic transfers from the DCA account can be made monthly. By allocating amounts on a regular schedule instead of allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations.

When you establish your DCA account with your first purchase payment, you must allocate either $10,000 or 10% of your purchase payment, whichever is greater, to your DCA account. If you establish your DCA account at a later time, a minimum of $10,000 is required. Once your DCA account is opened, as long as it has a positive balance, you may allocate or transfer amounts to the DCA account just as you would with any other investment option.


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                       DISCOVERY(R) PLUS VARIABLE ANNUITY

Once established, your first transfer out of the account must be at least 3.0% of your DCA account and the minimum amount you can transfer into any one investment option is $20. Transfers will continue automatically until the entire amount in your DCA account has been transferred or until you tell us to discontinue the transfers. You can allocate subsequent purchase payments to re-open the DCA account at any time.

Your transfers will be made on the last calendar day of each month, provided that the New York Stock Exchange is open on that date. If the New York Stock Exchange is not open on a particular transfer date, the transfer will take effect on the next business day.

Any transfers you make because of Dollar Cost Averaging are not counted toward the four transfers you are allowed per year. This feature is available only during the contract accumulation phase.

VOTING RIGHTS

Prudential is the legal owner of the mutual fund shares associated with the mutual fund investment options. However, we vote these shares according to voting instructions we receive from contractowners. We will mail you a proxy which is a form you need to complete and return to us to tell us how you wish us to vote. When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We will vote the shares for which we do not receive instructions, and any other shares that we own, in the same proportion as the shares for which instructions are received. We may change the way your voting instructions are calculated if it is required by federal regulation.

SUBSTITUTION

We may substitute one or more of the Series Fund portfolios used by the mutual fund investment options. We may also cease to allow investments in existing portfolios. We would do this only if events such as investment policy changes or tax law changes make the portfolio unsuitable. We would not do this without the approval of the Securities and Exchange Commission and necessary state insurance department approvals. You will be given specific notice in advance of any substitution we intend to make.

OTHER CHANGES

We may also make other changes to such things as the minimum amounts for purchases, transfers and withdrawals. However, before imposing such changes we will give you at least 90 days notice.

3. WHAT KIND OF PAYMENTS WILL I RECEIVE DURING THE INCOME PHASE?
   (ANNUITIZATION)

PAYMENT PROVISIONS

Under the terms of the currently offered contract the annuitant can begin receiving annuity payments any time after the first contract anniversary. Annuity payments must begin no later than the contract anniversary that coincides with or next follows the annuitant's 90th birthday (unless we agree to another date). See the discussion contained in the Statement of Additional Information for further details.

You may choose among the annuity options described below at any time before the annuity date. All of the annuity options under this contract are fixed annuity options. This means that your participation in the variable investment options ends on the annuity date. At any time before your annuity date, you may ask us to change the annuity date specified in your contract to another date. This other date must be after the first contract anniversary or the beginning of the month following the date we receive your request, whichever is later.

As indicated above, when you decide to begin receiving annuity payments, your participation in the variable investment options end. The value of your contract at that time, together with your choice of annuity option, will help determine how much your income payments will be. You should be aware that depending on how recently you made purchase payments, you may be subject to withdrawal charges and the recapture of bonus payments when you annuitize. For certain annuity options these withdrawal charges will be waived.


                                       11
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                       DISCOVERY(R) PLUS VARIABLE ANNUITY

If you have not selected an annuity option by the annuity date, the Interest Payment Option (Option 2, described below) will automatically be selected unless prohibited by applicable law. Application of contract value to Option 2 will generally be taxed as a surrender of the contract.

OPTION 1. LIFE ANNUITY WITH 120 PAYMENTS (10 YEARS) CERTAIN OPTION

Under this option, we will make annuity payments to the annuitant monthly, quarterly, semiannually or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary the present value of the remaining certain period annuity payments in one lump sum unless the annuitant has specifically instructed that the remaining monthly annuity payments continue to be paid to the beneficiary. The present value of the remaining certain period annuity payments is calculated by using the interest-rate used to compute the amount of the original 120 payments. For the purpose of this calculation, the interest-rate used will usually be 3.5% a year.

OPTION 2. INTEREST PAYMENT OPTION

Under this option, you can choose to have us hold all or a portion of your contract assets in order to accumulate interest. You can receive interest payments on a monthly, quarterly, semiannual or annual basis or you can allow the interest to accrue on your contract assets. If you have not selected an annuity option by the annuity date, this is the option we will automatically select for you, unless prohibited by applicable law. Under this option, we will pay you interest at an effective rate of at least 3.0% a year.

OPTION 3. OTHER ANNUITY OPTIONS

We currently offer a variety of other annuity options not described above. At the time you choose to receive your annuity payments, we may make available to you any of the annuity options that are offered at your annuity date.

Under certain of these options, we may waive withdrawal charges, the recapturing of bonus payments and fees.

4. WHAT IS THE 1% BONUS?

During the first three contract years, we will add an additional 1% to every purchase payment that you make. After that, we will add the 1% bonus at our discretion. We may limit our payment of the bonus to $1,000 per contract year. The bonus payment will be allocated to your contract based on the way your purchase payment is allocated among the variable investment options and the fixed interest-rate option.


The bonus amount will not be subject to the charge for premium taxes. We will, however, take the bonus payments back if you make a withdrawal of a purchase payment within six years of when the payment was made. The only exception would be if you annuitize your contract in a way that is not subject to a withdrawal charge or if you make a withdrawal under the Critical Care Access option.


5. HOW CAN I PURCHASE A DISCOVERY PLUS CONTRACT?

PURCHASE PAYMENTS

A purchase payment is the amount of money you give us to purchase the contract. The minimum purchase payment is $10,000. The Discovery Plus contract is not available for purchase in New York. You can make additional purchase payments of at least $1,000 or more at any time during the accumulation phase. If you are a resident of New York, additional payments are a minimum of $10,000, and residents of Oregon are not permitted to make any additional purchase payments. Certain different terms apply to earlier versions of the contract. See the Statement of Additional Information for details. You must get our approval for purchase payments of $2 million or more.

ALLOCATION OF PURCHASE PAYMENTS

When you purchase a contract, we will allocate your purchase payment among the variable investment options and the fixed interest-rate option based on the percentages you choose. The percentage of your allocation to a specific investment option can range in whole percentages from 10% to 100%. The minimum subsequent allocation to a particular


                                       12
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                       DISCOVERY(R) PLUS VARIABLE ANNUITY

investment option must be at least 10% of your purchase payment. If you make additional purchase payments, they will be allocated in the same way as your most recent purchase payment, unless you tell us otherwise.

We will credit initial purchase payments to your contract within two business days from the day on which the payment is received at the Prudential Annuity Service Center. Our business day closes, usually at 4:00 p.m. Eastern time. If, however, your first purchase payment is made and we do not have enough information to establish your contract, we may need to contact you to request the required information. If we are not able to get this information within five business days, we will either return your purchase payment to you or get your consent to continue holding it until we receive the necessary information.

CALCULATING CONTRACT VALUE

The value of the variable portion of your contract will go up or down depending on the investment performance of the variable investment option(s) you choose. To determine the value of your contract, we use a unit of measure called an accumulation unit. An accumulation unit works like a share of a mutual fund.

Every day we determine the value of an accumulation unit for each of the variable investment options. We do this by:

     1. Adding up the total amount of money allocated to a specific investment option;

     2. Subtracting from that amount insurance charges and any other charges such as taxes; and

     3.   Dividing this amount by the number of outstanding accumulation units.

When you make a purchase payment, we credit your contract with accumulation units. The number of accumulation units credited to your contract is determined by dividing the amount of the purchase payment allocated to an investment option by the unit price of the accumulation unit for that investment option. We calculate the unit price for each investment option after the New York Stock Exchange closes each day and then credit your contract. The value of the accumulation units can increase, decrease or remain the same from day to day. The Accumulation Unit Values charts beginning on page 27 of this prospectus give you more detailed information about the accumulation units of the mutual fund investment options.

We cannot guarantee that the value of your contract will increase or that it will not fall below the amount of your total purchase payments. However, we do guarantee a minimum interest rate of 3.1% a year on that portion of the contract allocated to the fixed interest-rate option.

6. WHAT ARE THE EXPENSES ASSOCIATED WITH THE DISCOVERY PLUS CONTRACT?

There are charges and other expenses associated with the contract that reduce the return on your investment. These charges and expenses are described below.

INSURANCE CHARGES

Each day, we make a deduction for insurance charges as follows:

     1.   Mortality and expense risk charge, and

     2.   Administrative expense charge

1. Mortality and Expense Risk Charge

The mortality risk charge is for assuming the risk that the annuitant(s) will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. The expense risk charge is for assuming that the current charges will be insufficient in the future to cover the cost of administering the contract.

The mortality and expense risk charge is equal, on an annual basis, to 1.00% of the daily value of the contract invested in the variable investment options, after expenses have been deducted. This charge is not assessed against amounts allocated to the fixed interest-rate option.

If the charges under the contract are not sufficient, then we will bear the loss. We do, however, expect to profit from this charge. The mortality and expense risk charge cannot be increased. Any profits made from this charge may be used by us to pay for the costs of distributing the contracts.


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                       DISCOVERY(R) PLUS VARIABLE ANNUITY

2. Administrative Expense Charge

This charge is for the expenses associated with the administration of the contract. The administration of the contract would include preparing and issuing the contract, establishment and maintenance of the contract records, confirmations, annual reports, personnel costs, legal and accounting fees, filing fees, and systems costs.

This charge is equal, on an annual basis, to 0.20% of the daily value of the contract invested in the variable investment option, after expenses have been deducted.

ANNUAL CONTRACT FEE

During the accumulation phase, if your contract value is less than $10,000 on the contract anniversary date, we will deduct $30 each contract year. This annual contract fee is used for administrative expenses and cannot be increased. The $30 charge will be deducted proportionately from each of the investment options that you have selected. This charge will also be deducted when you surrender your contract if your contract value is less than $10,000 at that time.

WITHDRAWAL CHARGE

During the accumulation phase you can make withdrawals from your contract. Your withdrawal request will be processed as of the date it is received by us in good order at the Prudential Annuity Service Center.

When you make a withdrawal, money will be taken first from your earnings. When your earnings have been used up, then we will take the money from your purchase payments. You will not have to pay any withdrawal charge when you withdraw your earnings.

The withdrawal charge is for the payment of the expenses involved in selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature and other promotional activities.

You can withdraw earnings plus up to 10% of your total contract value (calculated as of the date of the first withdrawal made that contract year) without paying a withdrawal charge. This amount is referred to as the "charge-free amount." During the first six contract years following a purchase payment, if your withdrawal is more than the charge-free amount, a withdrawal charge will be applied. For this purpose, we treat purchase payments as withdrawn on a first-in, first-out basis.

The table below shows the withdrawal charges that would apply based on the number of contract years since the purchase payment was made.

Contract Years After a Purchase Payment

     0 .................................... 7%
     1 .................................... 7%
     2 .................................... 7%
     3 .................................... 6%
     4 .................................... 5%
     5 .................................... 4%
     After that ........................... 0%

Contract years 1-6 after purchase payment:
Return of Bonus......1%

BONUS RECAPTURE

The bonus amount will be deducted from your contract value if you withdraw a purchase payment within six contract years after payment was made. This includes withdrawals made for the purpose of annuitizing if withdrawal charges apply. If you make a withdrawal six contract years or more after making the purchase payment that was credited with the bonus, you can withdraw all or part of your purchase payment and still retain the bonus amount.

CRITICAL CARE ACCESS

We will allow you to withdraw money from the contract and waive any withdrawal and annual contract fee, if the annuitant or the last surviving co-annuitant (if applicable) becomes confined to an eligible nursing home or hospital for a period of at least three consecutive months. You would need to provide us with proof of the confinement. If a physician has certified that the annuitant or last surviving co-annuitant is terminally ill (has six months or less to live) there will be no charge imposed for withdrawals. Critical Care Access is not available in all states.

PREMIUM TAXES

Depending upon where you reside, it is possible that your annuity payments will be subject to taxation by federal, state or municipal government agencies. We are responsible for the payment of these taxes and will make a deduction from the value of the contract

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                       DISCOVERY(R) PLUS VARIABLE ANNUITY

to pay for them. It is our current practice not to deduct these taxes until annuity payments begin. In the few states that impose a tax, the current rates range up to 5.0%. If, in the future, we are charged for additional taxes that are based upon purchase payments, that charge may be passed on to the contractowner.

COMPANY TAXES

We will pay the taxes on the earnings of the Separate Account. We are not currently charging the Separate Account for company taxes. We will periodically review the issue of charging the Separate Account for company taxes and may impose such a charge in the future.

7. HOW CAN I ACCESS MY MONEY?

You can access your money by:

o    Making a withdrawal (either partial or complete), or

o    Electing to receive annuity payments during the income phase.

When you make a complete withdrawal, you will receive the value of your contract, less any applicable charges and fees as of the day we receive your request at the Prudential Annuity Service Center in a form acceptable to us.

Unless you tell us otherwise, any partial withdrawal will be made proportionately from all of the variable investment options as well as the fixed interest-rate option, depending on which options you have selected. You will have to receive our consent to make a partial withdrawal if the amount is less than $500 or if as a result of the withdrawal, the value of your contract is reduced to less than $500.

We will generally pay the withdrawal amount, less any required tax withholding, within seven days after we receive a properly completed withdrawal request. We will deduct applicable charges, if any, from the assets in your contract.

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE. FOR A MORE COMPLETE EXPLANATION, SEE SECTION 8 OF THIS PROSPECTUS AND THE TAX DISCUSSION IN THE STATEMENT OF ADDITIONAL INFORMATION.

AUTOMATED WITHDRAWALS

This contract offers an Automated Withdrawal feature. This feature enables you to receive periodic withdrawals in monthly, quarterly, semiannual or annual intervals. We will process your withdrawals of a specified dollar amount at the end of the business day at the intervals you specify. We will continue at these intervals until you tell us otherwise.

You can make withdrawals from any designated investment option or proportionally from all investment options. Withdrawal charges may be deducted if the withdrawals in any contract year are more than the charge-free amount.

INCOME TAXES AND A 10% PENALTY TAX ON EARNINGS MAY APPLY TO AUTOMATED
WITHDRAWALS.

SUSPENSION OF PAYMENTS OR TRANSFERS

We may be required to suspend or postpone payments made in connection with withdrawals or transfers for any period when:

     1. The New York Stock Exchange is closed (other than customary weekend and holiday closings);

     2.   Trading on the New York Stock Exchange is restricted;

     3. An emergency exists during which sales of shares of the mutual funds are not reasonable or We cannot reasonably value the accumulation units; or

     4. The Securities and Exchange Commission, by order, so permits suspension or postponement of payments for the protection of owners.

We expect to pay the amount of any withdrawal or transfer made from the investment options promptly upon request. We are, however, permitted to delay

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                       DISCOVERY(R) PLUS VARIABLE ANNUITY

payment for up to 6 months on withdrawals from the fixed interest-rate option. If we delay payment for more than 30 days, we will pay you interest at an annualized rate of at least 3.1%.


8. WHAT ARE THE TAX CONSIDERATIONS ASSOCIATED WITH THE DISCOVERY PLUS CONTRACT?

The following discussion covers annuity contracts owned by individuals. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations which may change. It is not intended as tax advice. You should consult a qualified tax adviser for complete information and advice.

CONTRACTS OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX FAVORED RETIREMENT
PLANS)

TAXES PAYABLE BY YOU

We believe the contract is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract.

Generally, annuity contracts issued to you by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.

TAXES ON WITHDRAWALS AND SURRENDERS

o If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn.

o If you assign all or part of your contract as collateral for a loan, the part assigned will be treated as a withdrawal. Also, if you elect the interest payment option, you will be treated, for tax purposes as surrendering your contract.

o If you transfer your contract for less than full consideration, such as by gift, you will trigger tax on the gain in the contract. This rule does not apply if you transfer the contract to your spouse or incident to divorce.

TAXES ON ANNUITY PAYMENTS

A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract.

After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction is allowed for the unrecovered amount.

A lump sum payment taken in lieu of remaining annuity payments is not considered an annuity payment for tax purposes. Any lump sum payment distributed to an annuitant would be taxable as ordinary income and may be subject to a penalty tax.

PENALTY TAXES ON WITHDRAWALS AND ANNUITY PAYMENTS

Any taxable amount you receive under your contract may be subject to a 10% penalty tax. Amounts are not subject to this penalty tax if:

o the amount is paid on or after you reach age 59 1/2, or in the event of your death;

o    the amount received is attributable to your becoming disabled;

o the amount paid or received is in the form of level annuity payments not less frequently than annually under a lifetime annuity; and

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                       DISCOVERY(R) PLUS VARIABLE ANNUITY

o the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

If you modify the lifetime annuity payment stream (other than as a result of death or disability) before you reach age 59 1/2 (or before the end of the five-year period beginning with the first payment and ending after you reach age 59 1/2), your tax for the year of modification will be increased by the penalty tax that would have been imposed without the exception, plus interest for the deferral.

TAXES PAYABLE BY BENEFICIARIES

Generally, the same tax rules apply to amounts received by your beneficiary as those stated above with respect to you. The election of an annuity payment option instead of a lump sum death benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below.

WITHHOLDING OF TAX FROM DISTRIBUTIONS

Taxable amounts distributed from your annuity contracts are subject to tax withholding. You may generally elect not to have tax withheld from your payments.

ANNUITY QUALIFICATION

DIVERSIFICATION AND INVESTOR CONTROL

In order to qualify for the tax rules applicable to annuity contracts described above, the contract must be an annuity contract for tax purposes. This means that the assets underlying the annuity contract must be diversified, according to certain rules. For further information on diversification requirements, see DIVIDENDS, DISTRIBUTIONS AND TAXES in the attached prospectus for the Series Fund. It also means that we, and not you as the contractowner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. We believe these requirements will be met.

REQUIRED DISTRIBUTIONS UPON YOUR DEATH

Upon your death (or the death of a joint owner, if earlier), certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

If you die on or after the annuity date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

If you die before the annuity date, the entire interest in the contract must be distributed within five years after the date of death. However, if an annuity payment option is selected by your designated beneficiary and if annuity payments begin within 1 year of your death, the value of the contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. Your designated beneficiary is the person to whom ownership of the contract passes by reason of death. and must be a natural person.

If any portion of the contract is payable to (or for the benefit of) your surviving spouse, such portion of the contract may be continued with your spouse as the owner.

CHANGES IN THE CONTRACT

We reserve the right to make any changes we deem necessary to assure that the contract qualifies as an annuity contract for tax purposes. Any such changes will apply to all contractowners and you will be given notice to the extent feasible under the circumstances.

ADDITIONAL INFORMATION

You should refer to the Statement of Additional Information if:

o The contract is held by a corporation or other entity instead of by an individual or as agent for an individual.

o Your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982.

                       DISCOVERY(R) PLUS VARIABLE ANNUITY

o    You wish additional information on withholding taxes.

o    You are a nonresident alien.

o You transfer your contract to, or designate, a beneficiary who is either 37 1/2 years younger than you or a grandchild.

TAXES PAID BY PRUDENTIAL

Although the separate account is registered as an investment company, it is not a separate taxpayer for purposes of the Internal Revenue Code. The earnings of the separate account are taxed as part of the operations of Prudential. No charge is currently being made against the separate account for company federal income taxes. We will periodically review the question of charging the separate account for company federal income taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the contract.

Under current law, Prudential may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the contract or the separate account. If there is a material change in applicable state or local tax laws, the taxes paid by Prudential that are attributable to the separate account may result in a corresponding charge against the separate account.

CONTRACTS USED IN CONNECTION WITH TAX FAVORED PLANS

You may purchase the contract for use in connection with various retirement arrangements entitled to favorable federal income tax treatment ("tax favored plans"). These are individual retirement accounts and annuities ("IRAs"), simplified employee pension plans ("SEPs"), tax deferred annuities ("TDAs"), deferred compensation plans of state and local governments and tax exempt organizations ("Section 457 Plans"), and employer-sponsored, tax-qualified pension, profit sharing and annuity plans.

Such plans, accounts, and annuities must satisfy certain requirements in order to be entitled to the federal income tax benefits accorded to these plans. A discussion of these requirements is beyond the scope of this prospectus, and it is assumed that such requirements are met with respect to a contract purchased for use in connection with a tax-favored plan. This contract is no longer available in connection with any tax favored plans in Oregon. This discussion does apply to tax-favored contracts previously issued to Oregon residents.

In general, assuming the applicable requirements and limitations of tax law are satisfied, purchase payments (other than after-tax employee payments) under the contract will be deductible (or not includible in income) up to certain amounts each year. In addition, tax will not be imposed on the investment income and realized gains of the subaccounts in which the purchase payments have been invested until a distribution is received. If you are contemplating the purchase of a contract in connection with a tax favored plan, you should consult your tax adviser before purchasing a contract for such purposes.

You should be aware that tax favored plans such as IRAs generally provide tax deferral regardless whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax deferral benefits.

The comments that follow concerning specific tax favored plans are intended merely to call attention to certain of their features. No attempt has been made to discuss in full the tax ramifications involved or to offer tax advice. As suggested above, you should consult a qualified tax adviser for advice and answers to any questions.

PLANS FOR SELF-EMPLOYED INDIVIDUALS

For self-employed individuals who establish qualified plans, contributions are deductible within the limits prescribed by the Internal Revenue Code. Annual deductible contributions cannot exceed the lesser of $30,000 or 25% of "earned income." For this purpose, "earned income" is computed after the deduction for contributions to the plan is considered.

Under these plans, payments are subject to certain minimum distribution requirements, and generally must begin by April 1 of the calendar year

                       DISCOVERY(R) PLUS VARIABLE ANNUITY

following the later of the calendar year in which the employee (1) attains age 70 1/2, or (2)retires.

IRAS

If you buy a contract for use as an IRA, we will provide you a copy of the prospectus and the contract. The "IRA Disclosure Statement" on page 33 contains information about eligibility, contribution limits, tax particulars and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the contract by notifying us in writing, and we will refund all of the purchase payments under the contract (or, if greater, the amount credited under the contract, calculated as of the valuation period that we receive this cancellation notice).

If you receive certain qualifying distributions from a qualified pension or profit-sharing plan, TDA or IRA, you may, within 60 days, transfer all or any part of the amount of such distribution to an IRA as a tax-free "rollover." Additionally, if you are the spouse of a deceased employee, you may roll over to an IRA certain distributions you received from a qualified pension or profit sharing plan, TDA or IRA because of the employee's death.

Because the contract's minimum initial payment of $10,000 is greater than the maximum annual contribution permitted to be made to an IRA (generally, $2,000), you may purchase a contract as an IRA only in connection with a "rollover" of the proceeds of a qualified plan, TDA or IRA. In order to qualify as an IRA, a contract (or a rider made a part of the contract) must contain certain additional provisions:

o the owner of the contract must be the annuitant, except when a transfer is made to a former spouse in accordance with a divorce decree;

o    the rights of the owners cannot be forfeitable;

o the contract may not be sold, assigned, discounted or pledged for any purpose to any person except Prudential;

o except in the case of a "rollover" contribution, the annual premium may not exceed $2,000;

o generally, the annuity date may be no later than April 1st of the calendar year following the calendar year in which the annuitant attains age 70 1/2; and

o annuity and death benefit payments must satisfy certain minimum distribution requirements.

Contracts issued as IRAs will conform to such requirements.

Note that the requirements for a Roth IRA differ substantially from the requirements for a traditional IRA described above. Contracts will not be issued as Roth IRAs.

SEPS

Under a SEP, annual employer contributions to an IRA established by an employee are not includible in income up to the lesser of $30,000 or 15% of the employee's earned income (excluding the employer's contribution to the SEP). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2000, this limit is $170,000. In addition, a SEP must satisfy certain minimum participation requirements and contributions may not discriminate in favor of highly compensated employees. Contracts issued as IRAs established under a SEP must satisfy the requirements described above for an IRA.

Certain SEP arrangements are permitted to allow employees to elect to reduce their salaries by as much as $10,500 (in 2000, as indexed) and have their employer contribute on their behalf to the SEP. These arrangements, called salary reduction SEPs, are available only if the employer maintaining the SEP has 25 or fewer employees and at least 50% of the eligible employees elect to make salary reduction contributions. Other limitations may reduce the permissible contribution level for highly compensated employees. New Salary Reduction SEPs may not be established after 1996.

DISCLOSURE AND "FREE LOOK"

If you purchase a contract used as an IRA, including one established under a SEP arrangement, you will be given disclosure material prepared by Prudential. The material includes this prospectus, a copy of the contract, and a brochure containing information about eligibility, contribution limits, tax consequences, and other particulars concerning IRAs.

You must be given a "free look" after making an initial contribution in which to affirm or reverse your decision to participate. Therefore, within the free look period, you may cancel your Contract by notifying Prudential in writing, and Prudential will refund the purchase payments under the contract or, if greater, the amount credited under the contract (less any bonus) computed as of the valuation

                       DISCOVERY(R) PLUS VARIABLE ANNUITY

period that Prudential receives the notice for cancellation. See SHORT-TERM CANCELLATION RIGHT OR "FREE LOOK," page 9.

TDAS

Tax law permits employers and employees of Section 501(c)(3) tax-exempt organizations and public educational organizations to make, subject to certain limitations, contributions to an annuity in which the employee's rights are nonforfeitable (commonly referred to as a "tax deferred annuity" or "TDA"). The amounts contributed under a TDA and earnings thereon are not taxable as income until distributed as annuity income or otherwise.

Generally, contributions to a TDA may be made through a salary reduction arrangement up to a maximum of $10,500 (in 2000, as indexed). However, under certain special rules, the limit could be increased as much as $3,000. In addition, the Internal Revenue Code permits certain total distributions from a TDA to be "rolled over" to another TDA or IRA. Certain partial distributions from a TDA may be "rolled over" to an IRA.

An annuity contract will not qualify as a TDA, unless under such contract, distributions from salary reduction contributions and earnings thereon (other than distributions attributable to assets held as of December 31, 1988) may be paid only on account of attainment of age 59 1/2, severance of employment, death, total and permanent disability and, in limited circumstances, hardship. (Such hardship withdrawals are permitted, however, only to the extent of salary reduction contributions and not earnings thereon.)

The withdrawal restrictions referred to above do not apply to the transfer of all or part of a contract owner's interest in his or her contract among the available investment options offered by Prudential or to the direct transfer of all or part of the contract owner's interest in the contract to a TDA of another insurance company or to a mutual fund custodial account under Section 403(b)(7) of the Internal Revenue Code. In imposing the restrictions on withdrawals as described above, Prudential is relying upon a no-action letter dated November 28, 1988 from the Chief of the Office of Insurance Products and Legal Compliance of the Securities and Exchange Commission to the American Council of Life Insurance.

Employer contributions are subject generally to the same coverage, minimum participation and nondiscrimination rules applicable to qualified pension and profit-sharing plans. Distributions from a TDA generally must commence by April 1 of the calendar year following the later of the calendar year in which the employee (1) attains age 70 1/2; or (2) retires. Distributions must satisfy minimum distribution requirements similar to those that apply to qualified plans generally.

ELIGIBLE DEFERRED COMPENSATION PLANS OF STATE OR LOCAL GOVERNMENTS AND TAX EXEMPT ORGANIZATIONS

A contract may be used to fund an eligible deferred compensation plan of a state or local government or a tax-exempt organization (commonly called a "Section 457 Plan"). The amounts contributed under such plans and increments thereon are not taxable as income until distributed or otherwise made available to the employee or other beneficiary. However, if the tax law requirements are not met, employees may be required to include in gross income all or part of the contributions and earnings thereon.

Assets of deferred compensation plans are generally part of the employer's general assets. However, governmental employers are required to hold assets in a trust, annuity contract or custodial account. Contributions generally may not exceed the lesser of $8,000 (in 2000, as indexed) or 33 1/3% of the employee's compensation.

Generally, distributions must begin by April 1 of the calendar year following the later of the calendar year in which the employee (1) attains age 70 1/2; or
(2) retires. Distributions are subject to special minimum distribution rules in addition to the minimum distribution requirements for qualified plans. Rollovers are not permitted (other than between Section 457 Plans).

                       DISCOVERY(R) PLUS VARIABLE ANNUITY

QUALIFIED PENSION AND PROFIT SHARING PLANS

A contract may be used to fund a qualified pension or profit-sharing plan. The plan itself must satisfy the coverage, minimum participation, nondiscrimination, minimum distribution, and all other requirements applicable generally to qualified pension and profit-sharing plans. The Internal Revenue Code also imposes dollar limitations on contributions that may be made to or benefits that may be received from a qualified pension or profit-sharing plan (including a limitation of $10,500 (in 2000 as indexed) on the amount that an employee may contribute through a "401(k) plan"). Generally, distributions from a qualified plan must begin by April 1 of the calendar year following the later of the calendar year in which the employee (1) attains age 70 1/2; or (2) retires. Distributions are subject to certain minimum distribution requirements.

MINIMUM DISTRIBUTION OPTION

The Minimum Distribution Option is a program available with IRA and SEP programs. It enables the client to satisfy IRS minimum distribution requirements, without having to annuitize or cash surrender their contracts. Distributions from traditional IRAs and SEPs must begin by April 1 of the year following attainment of age 70 1/2. Each year until the maturity date, Prudential will recalculate the minimum amount that you are required to withdraw from your IRA or SEP. We will send you a check for the minimum distribution amount less any partial withdrawals made during the year. Our calculations are based solely on the cash value of the contract on the last day of the prior calendar year. If you have other IRA accounts, you will be responsible for taking the minimum distribution from each account.

PENALTY FOR EARLY WITHDRAWALS

A 10% penalty tax will generally apply to the taxable part of distributions received from an IRA, SEP, SIMPLE (25% penalty in certain situations), TDA, and qualified retirement plans before age 59 1/2. Limited exceptions are provided, such as where amounts are paid in the form of a qualified life annuity, upon death or disability of the employee, to pay certain medical expenses, or, in some cases, upon separation from service on or after the attainment of age 55.

WITHHOLDING

Certain distributions from qualified retirement plans and TDAs will be subject to mandatory 20% withholding unless the distribution is an eligible rollover distribution that is "directly" rolled over into another qualified plan, TDA or IRA. Unless you elect otherwise, the portion of any taxable amounts received under the contract will be subject to withholding to meet federal income tax obligations.

The rate of withholding on annuity payments where mandatory withholding is not required will be determined based on the withholding certificate you may file with Prudential. For payments not subject to mandatory withholding, if no such certificate is filed, the contract owner will be treated as a married person with three exemptions; the rate of withholding on all other payments made under the contract, such as amounts received upon withdrawals, will be 10%. Thus, if you fail to elect out of withholding, Prudential will withhold from every withdrawal or annuity payment the appropriate percentage from the amount of the payment that is taxable. Prudential will provide forms and instructions concerning the right to elect that no amount be withheld from payments.

Recipients who elect not to have withholding are liable for payment of federal income taxes on the taxable portion of the distribution. All recipients may be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient. Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Special withholding rules apply to nonresident aliens. Generally, there will be no withholding for taxes until payments are actually received under the Contract. Distributions to contractowners under Section 457 Plans are treated as the payment of wages for federal income tax purposes and thus are subject to the general withholding requirements.

                       DISCOVERY(R) PLUS VARIABLE ANNUITY

INTERESTED PARTY DISCLOSURE

The Employee Retirement Income Security Act of 1974 ("ERISA") prevents a fiduciary with respect to a pension or profit-sharing plan from receiving any benefit from any party dealing with the plan as a result of the sale of the contract (other than benefits that would otherwise be provided in the plan).

Administrative exemptions issued by the IRS and the Department of Labor permit transactions between insurance agents and qualified pension and profit sharing plans and with SEP IRAs. To be able to rely on the exemption, certain information must be disclosed to the plan fiduciary. The information that must be disclosed includes the relationship between the agent and the insurer, a description of any charges, fees, discounts, penalties or adjustments that may be imposed in connection with the purchase, holding, exchange or termination of the contract, as well as the commissions received by the agent. Information about any applicable charges, fees, discounts, penalties or adjustments may be found under WHAT ARE THE EXPENSES ASSOCIATED WITH THE DISCOVERY PLUS CONTRACT, page 13. Information about sales representatives and commissions may be found under SALE OF THE CONTRACT AND DISTRIBUTOR, page 23.

In addition to disclosure, other conditions apply to the use of the exemption. For example, a plan fiduciary may not be a partner or employee of the Prudential representative making the sale. The fiduciary must not be a relative of the representative (including spouse, direct descendant, spouse of a direct descendant, ancestor, brother, sister, spouse of a brother or sister). The representative may not be an employee, officer, director or partner of either the independent fiduciary or the employer establishing the plan. No relative of the representative may: (1) control, directly or indirectly, the corporation establishing or maintaining the plan; (2) be either a partner with a 10% or more interest in the partnership or the sole proprietor establishing or maintaining the plan; or (3) be an owner of a 5% or more interest in a Subchapter S Corporation establishing or maintaining the plan. In addition, no affiliate (including relatives) of the representatives may be a trustee, administrator or a fiduciary with written authority to acquire, manage or dispose of the assets of the plan.

ADDITIONAL ERISA REQUIREMENTS

If your retirement arrangement is part of a plan governed by ERISA, additional requirements such as spousal consent to distributions may be necessary. Consult the terms of your retirement arrangement.

ADDITIONAL INFORMATION

For additional information about the requirements of federal tax law applicable to tax favored plans, see the "IRA Disclosure Statement" on page 33.

9. OTHER INFORMATION

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

The Prudential Insurance Company of America ("Prudential") is a mutual insurance company founded in 1875 under the laws of New Jersey. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, the U.S. Virgin Islands and in all states. Prudential is subject to the insurance laws and regulations of all states where it is licensed to do business.

Prudential is currently considering reorganizing itself into a publicly traded stock company through a process known as "demutualization". On February 10, 1998, the company's Board of Directors authorized management to take the preliminary steps necessary to allow the company to demutualize. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by the company's Board of Directors, a public hearing, voting by qualified policyholders and regulatory approval. Prudential is working toward completing this process in 2001 and currently expects adoption by the Board of Directors to take place in the latter part of 2000. However, there is no certainty that the demutualization will be completed in this timeframe or that the necessary approvals will be obtained. Also it is possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans.

The plan of reorganization, which has not been developed and approved, would provide the criteria for determining eligibility and methodology for allocating shares or other consideration to those who would be eligible. Generally, the amount of

                       DISCOVERY(R) PLUS VARIABLE ANNUITY

shares or other consideration eligible customers would receive would be based on a number of factors, including the types, amounts and issue years of the policies. As a general rule, owners of Prudential-issued insurance policies and annuity contracts would be eligible, provided that their policies were in force on the date Prudential's Board of Directors adopted a plan of reorganization, while mutual fund customers and customers of the company's subsidiaries, such as the Pruco Life insurance companies, would not be. It has not yet been determined whether any exceptions to that general rule will be made with respect to policyholders and contractowners of Prudential's subsidiaries. This does not constitute a proposal, offer, solicitation or recommendation regarding any plan of reorganization that may be proposed or a recommendation regarding the ownership of any stock that could be issued in connection with any such demutualization.

THE SEPARATE ACCOUNT

We have established a separate account, the Prudential Individual Variable Contract Account ("Separate Account"), to hold the assets that are associated with the contracts. The Separate Account was established under New Jersey law on October 12, 1982, and is registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as a unit investment trust, which is a type of investment company. The assets of the Separate Account are held in the name of Prudential and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. More detailed information about Prudential, including its consolidated financial statements, are provided in the Statement of Additional Information.

THE REAL PROPERTY ACCOUNT

The Prudential Variable Contract Real Property Account ("Real Property Account") is a separate account of Prudential that, through a general partnership formed by Prudential and two of its subsidiaries, invests primarily in income-producing real property such as office buildings, shopping centers, agricultural land, hotel, apartments or industrial properties. It also invests in mortgage loans and other real estate related investments.

A full description of the Real Property Account, its management, policies, and restrictions, its charges and expenses, the investment risks, the partnership's investment objectives and all other aspects of the Real Property Account's and the partnership's operations is contained in the attached prospectus. Any contractowner considering the real estate investment option should read the attached prospectus for the Real Property Account, together with this prospectus.

SALE AND DISTRIBUTION OF THE CONTRACT

Prudential Investment Management Services LLC ("PIMS"), 100 Mulberry Street, Gateway Center Three, 14th Floor, Newark, New Jersey 07102-4077, acts as the distributor of the contracts. PIMS is a wholly-owned subsidiary of Prudential and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Commissions for the sales of contracts are paid to Prudential representatives and to other independent broker-dealers who sell the contracts, and do not reduce the amount of your investment. Registered representatives of independent broker-dealers may be paid on a different basis than those affiliated with PIMS.

ASSIGNMENT

You can assign the contract at any time during your lifetime. We will not be bound by the assignment until we receive written notice. We will not be liable for any payment or other action we take in accordance with the contract if that action occurs before we receive notice of the assignment. Under certain circumstances we must approve the assignment before it becomes effective. AN ASSIGNMENT, LIKE ANY OTHER CHANGE IN OWNERSHIP, MAY TRIGGER A TAXABLE EVENT.

If the contract is issued under a qualified plan, there may be limitations on your ability to assign the contract. For further information please speak to your financial professional.

                       DISCOVERY(R) PLUS VARIABLE ANNUITY

EXCHANGE OFFER FOR CERTAIN CONTRACTOWNERS

Subject to regulatory approval, we may permit Contract owners under certain qualified plans to exchange their Contracts for certain mutual funds or variable annuity contracts.


MUTUAL FUND OFFER. We may permit the Contract owners under certain qualified plans to exchange their Contracts for shares of certain mutual funds managed by Prudential Funds Investment Management LLC, a wholly-owned subsidiary of Prudential. We will not charge any fee at the time of the exchange. We will waive the following charges that might otherwise be applicable to a withdrawal or surrender of the Contract: the sales charge on withdrawal, the recapture of additional amounts, and the annual administrative charge. In addition, the mutual funds will waive any sales charge that would usually be imposed on the purchase or sale of the mutual fund shares. If the qualified plan has $1 million or more invested in one or more Contracts, the plan will generally be eligible for Class A shares of the mutual funds. If the qualified plan has less than $1 million invested in one or more Contracts, the plan may be eligible for Class C shares of the mutual funds if certain eligibility requirements are met. The plan sponsor, not the participants, may be required to agree to make a payment approximating the Contract's sales charge if the plan terminates its recordkeeping with Prudential and/or makes certain withdrawals from the funds while the Contract's sales charge would have been in effect. Before deciding to make any exchanges, you should carefully read the prospectus for the mutual funds you are considering. The mutual funds are not variable annuity contracts like the Contracts, and therefore any investment in the mutual funds does not come with the same features as the Contracts, such as the death benefit and the right to effect an annuity.


GROUP DISCOVERY SELECT OFFER. We may permit the Contractowners to exchange their contracts for Discovery Select Group Variable Annuity Contracts ("Group Discovery Select") issued by Prudential. In general, this offer will be available only to contractowners that are part of a qualified plan with 25 or more participants. We may, however, make the offer available to certain group plans using a single contract, even if the plan has fewer than 25 participants. Group Discovery Select provides 22 investment options, some of which are managed by a Prudential affiliate and some of which are managed by unaffiliated advisors. We will not charge any fee at the time of the exchange. We will waive the following charges that might otherwise be applicable to a withdrawal or surrender of the contract: the sales charge on withdrawal, the recapture of additional amounts, and the annual administrative charge. Contractowners switching to Group Discovery Select will be subject to the charges under Group Discovery Select, including the withdrawal charge. For purposes of that charge, years of participation in the contract will be counted as years of participation in Group Discovery Select. Before deciding to make any exchange, you should carefully read the prospectus for Group Discovery Select and the prospectuses for the investment options you are considering.

REQUIREMENTS. We will determine, in our sole discretion, to whom an exchange offer will be made, the time period during which the exchange offer will be in effect, and when to terminate an exchange offer. We may establish fixed periods of time for exchanges under a particular contract or group of contracts (a "window") of at least 60 days in length. These exchange offers are subject to termination and their terms are subject to change.

TAXES. There should be no adverse tax consequences if a participant in a qualified retirement arrangement, in a deferred compensation plan under Section 457 or in an individual retirement account under Section 408 of the Internal Revenue Code elects to exchange from a Contract to Discovery Select or to mutual funds. For 403(b) plans, exchanges from a Contract to a mutual fund will be effected from a 403(b) annuity contract to a 403(b)(7) custodial account so that the transaction will not constitute a taxable distribution. However, 403(b) participants should be aware that the Internal Revenue Code may impose more restrictive rules on early withdrawals from Section 403(b)(7) custodial accounts than from annuity contracts.

DEMUTUALIZATION. If the plan sponsor or participants exchange a contract and if Prudential demutualizes in the future, the contractowner might not receive

                       DISCOVERY(R) PLUS VARIABLE ANNUITY

consideration it might otherwise have received, or the amount of consideration received could be smaller than had the contract not been exchanged. As a general rule, owners of Prudential-issued insurance policies and annuity contracts would be eligible, provided that their policies or contracts were in force on the date Prudential's Board of Directors adopted a plan of reorganization, while mutual fund customers and customers of the company's subsidiaries would not be. Decisions regarding the exchange of contracts should be based on the desire for the features of the new product as well as your insurance needs, and not on Prudential's potential demutualization.

LITIGATION


We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Pending legal regulatory actions include proceedings specific to our practices and proceedings generally applicable to business practices in the industries in which we operate. As an example of such litigation, in March, 2000, plaintiffs filed a purported class action against us titled Olmsted v. Pruco Life Insurance Company of New Jersey and The Prudential Insurance Company of America, alleging that certain fees and expenses charged to the plaintiffs in connection with the sale of variable annuities since March 1, 1997 were excessive and unreasonable. In certain of these lawsuits, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

In particular, Pruco Life and Prudential have been subject to substantial regulatory actions and civil litigation involving individual life insurance sales practices. In 1996, Prudential, on behalf of itself and many of its life insurance subsidiaries including Pruco Life, entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the companies agreed to various changes to their sales and business practices controls and a series of fines, and are in the process of distributing final remediation relief to eligible class members. In many instances, claimants have the right to "appeal" the decision to an independent reviewer. The bulk of such appeals were resolved in 1999, and the balance is expected to be addressed in 2000. As of January 31, 2000, Prudential and/or Pruco Life remained a party to two putative class actions and approximately 158 individual actions relating to permanent life insurance policies issued in the United States between 1982 and 1995. Additional suits may be filed by individuals who opted out of the settlements. While the approval of the class action settlement is now final, Prudential and Pruco Life remain subject to oversight and review by insurance regulators and other regulatory authorities with respect to their sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements.

In 1999, 1998, 1997 and 1996, Prudential recorded provision in its Consolidated Statements of Operation of $100 million, $1,150 million, $2,030 million and $1,125 million, respectively, to provide for estimated remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against Prudential separately, and other fees and expenses associated with the resolution of sales practices issues.

                       DISCOVERY(R) PLUS VARIABLE ANNUITY





FINANCIAL STATEMENTS

The consolidated financial statements of Prudential and its subsidiaries and the Separate Account associated with the Discovery Plus contract are included in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

CONTENTS:

o   Company
o   Directors and Officers
o   Further Information regarding Previously
    Offered Discovery Plus Contracts
o   Distribution of the Contract
o   Participation in Divisible Surplus
o   Performance Information
o   Legal Opinions
o   Experts
o   Federal Tax Status
o   Financial Information

                                                                                         ACCUMULATION UNIT VALUES
                                                                           THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                                                                                         DISCOVERY PLUS CONTRACT
                                                                                    (CONDENSED FINANCIAL INFORMATION)
                                                                                               SUBACCOUNTS

                                                              --------------------------------------------------------------------
                                                                                                MONEY MARKET
                                                              --------------------------------------------------------------------
                                                                01/01/99      01/01/98     01/01/97       01/01/96      01/01/95
                                                                   TO            TO           TO             TO            TO
                                                                12/31/99      12/31/98     12/31/97       12/31/96      12/31/95
                                                              ------------  ------------  ------------  ------------  ------------
1. Accumulation unit value at beginning of period..........   $      2.179  $      2.092  $      2.008  $      1.931  $      1.847
2. Accumulation unit value at end of period................          2.260         2.179         2.092         2.008         1.931
3. Number of accumulation units outstanding at
     end of period.........................................     85,414,475   102,190,340   100,713,122   133,461,350   132,240,079
                                                              --------------------------------------------------------------------
                                                                                               DIVERSIFIED BOND
                                                              ---------------------------------------------------------------------
                                                                01/01/99      01/01/98      01/01/97      01/01/96      01/01/95
                                                                   TO            TO            TO            TO            TO
                                                                12/31/99      12/31/98      12/31/97      12/31/96      12/31/95
                                                              ------------  ------------  ------------  ------------  ------------
1. Accumulation unit value at beginning of period..........   $      3.397  $      3.208  $      2.990  $      2.899  $      2.430
2. Accumulation unit value at end of period................          3.332         3.397         3.208         2.990         2.899
3. Number of accumulation units outstanding at
     end of period................ ........................     33,283,494    49,189,967    54,997,472    63,529,814    62,158,709
                                                              ---------------------------------------------------------------------

                                                                                                    EQUITY
                                                              --------------------------------------------------------------------
                                                                01/01/99      01/01/98      01/01/97      01/01/96      01/01/95
                                                                   TO            TO            TO            TO            TO
                                                                12/31/99      12/31/98      12/31/97      12/31/96      12/31/95
                                                              ------------  ------------  ------------  ------------  ------------
1. Accumulation unit value at beginning of period..........   $      7.559  $      6.996  $      5.680  $      4.850  $      3.738
2. Accumulation unit value at end of period................          8.402         7.559         6.996         5.680         4.850
3. Number of accumulation units outstanding at
    end of period..........................................     90,169,170   130,737,945   159,618,134   176,617,231   187,580,951
                                                              --------------------------------------------------------------------

                                                                                               FLEXIBLE MANAGED
                                                              --------------------------------------------------------------------
                                                                01/01/99      01/01/98      01/01/97      01/01/96      01/01/95
                                                                   TO            TO            TO            TO            TO
                                                                12/31/99      12/31/98      12/31/97      12/31/96      12/31/95
                                                              ------------  ------------  ------------  ------------  ------------
1. Accumulation unit value at beginning of period..........   $      4.944  $      4.540  $      3.895  $      3.469  $      2.828
2. Accumulation unit value at end of period................          5.266         4.944         4.540         3.895         3.469
3. Number of accumulation units outstanding at
     end of period.........................................     75,639,870   107,776,121   128,050,185   140,908,132   135,760,708
                                                              -------------------------------------------------------- -----------




                                                                                                  MONEY MARKET
                                                              ---------------------------------------------------------------
                                                                 01/01/94        01/01/93        01/01/92        01/01/91
                                                                    TO              TO              TO              TO
                                                                 12/31/94        12/31/93        12/31/92        12/31/91
                                                              --------------- --------------- --------------- ---------------
1. Accumulation unit value at beginning of period..........   $        1.796  $        1.766  $        1.722  $        1.641
2. Accumulation unit value at end of period................            1.847           1.796           1.766           1.722
3. Number of accumulation units outstanding at
     end of period.........................................      137,690,220      98,824,301     110,136,278     108,951,868
                                                              ---------------------------------------------------------------

                                                                                                DIVERSIFIED BOND
                                                              ---------------------------------------------------------------
                                                                 01/01/94        01/01/93        01/01/92        01/01/91
                                                                    TO              TO              TO              TO
                                                                 12/31/94        12/31/93        12/31/92        12/31/91
                                                              --------------- --------------- --------------- ---------------
1. Accumulation unit value at beginning of period..........   $        2.541  $        2.335  $        2.204  $        1.916
2. Accumulation unit value at end of period................            2.430           2.541           2.335           2.204
3. Number of accumulation units outstanding at
     end of period................ ........................       62,532,884      65,012,139      43,861,931      26,025,946

                                                              ---------------------------------------------------------------


                                                                                                     EQUITY
                                                              ---------------------------------------------------------------
                                                                 01/01/94        01/01/93        01/01/92        01/01/91
                                                                    TO              TO              TO              TO
                                                                 12/31/94        12/31/93        12/31/92        12/31/91
                                                              --------------- --------------- --------------- ---------------
1. Accumulation unit value at beginning of period..........   $        3.681  $        3.056  $        2.709  $        2.176
2. Accumulation unit value at end of period................            3.738           3.681           3.056           2.709
3. Number of accumulation units outstanding at
    end of period..........................................      144,081,975     109,315,212      64,109,169      35,797,392

                                                              ---------------------------------------------------------------


                                                                                                FLEXIBLE MANAGED
                                                              ---------------------------------------------------------------
                                                                 01/01/94        01/01/93        01/01/92        01/01/91
                                                                    TO              TO              TO              TO
                                                                 12/31/94        12/31/93        12/31/92        12/31/91
                                                              --------------- --------------- --------------- ---------------
1. Accumulation unit value at beginning of period..........   $        2.955  $        2.587  $        2.434  $        1.963
2. Accumulation unit value at end of period................            2.828           2.955           2.587           2.434
3. Number of accumulation units outstanding at
     end of period.........................................      140,860,169     111,136,044      62,046,878      33,449,040


                                                              --------------------------------
                                                                         MONEY MARKET
                                                              --------------------------------
                                                                 01/01/90       01/01/89*
                                                                    TO              TO
                                                                 12/31/90        12/31/89
                                                              --------------- ---------------
1. Accumulation unit value at beginning of period..........   $        1.536  $        1.440
2. Accumulation unit value at end of period................            1.641           1.536
3. Number of accumulation units outstanding at
     end of period.........................................       78,507,679      20,144,839
                                                              --------------------------------
                                                                      DIVERSIFIED BOND
                                                              --------------------------------
                                                                 01/01/90       01/01/89*
                                                                    TO              TO
                                                                 12/31/90        12/31/89
                                                              --------------- ---------------
1. Accumulation unit value at beginning of period..........   $        1.790  $        1.596
2. Accumulation unit value at end of period................            1.916           1.790
3. Number of accumulation units outstanding at
     end of period................ ........................       14,221,106       6,775,075

                                                              --------------------------------

                                                                          EQUITY
                                                              --------------------------------
                                                                 01/01/90       01/01/89*
                                                                    TO              TO
                                                                 12/31/90        12/31/89
                                                              --------------- ---------------
1. Accumulation unit value at beginning of period..........   $        2.323  $        1.884
2. Accumulation unit value at end of period................            2.176           2.323
3. Number of accumulation units outstanding at
    end of period..........................................       13,870,625       5,468,614

                                                              --------------------------------

                                                                      FLEXIBLE MANAGED
                                                              --------------------------------
                                                                 01/01/90       01/01/89*
                                                                    TO              TO
                                                                 12/31/90        12/31/89
                                                              --------------- ---------------
1. Accumulation unit value at beginning of period..........   $        1.950  $        1.656
2. Accumulation unit value at end of period................            1.963           1.950
3. Number of accumulation units outstanding at
     end of period.........................................       20,844,438       7,863,675


*Commencement of Business


                                                                                            ACCUMULATION UNIT VALUES
                                                                              THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                                                                                            DISCOVERY PLUS CONTRACT
                                                                                       (CONDENSED FINANCIAL INFORMATION)

                                                                                                  SUBACCOUNTS
                                                              --------------------------------------------------------------------
                                                                                             CONSERVATIVE BALANCED
                                                              --------------------------------------------------------------------
                                                                01/01/99      01/01/98      01/01/97      01/01/96      01/01/95
                                                                   TO            TO            TO            TO            TO
                                                                12/31/99      12/31/98      12/31/97      12/31/96      12/31/95
                                                              ------------  ------------  ------------  ------------  ------------
1. Accumulation unit value at beginning of period..........   $      4.238  $      3.839  $      3.424  $      3.077  $      2.655
2. Accumulation unit value at end of period................          4.469         4.238         3.839         3.424         3.077
3. Number of accumulation units outstanding at
     end of period.........................................    159,800,245   227,149,053   271,684,907   300,853,936   296,641,925
                                                              --------------------------------------------------------------------
                                                                                                HIGH YIELD BOND
                                                              --------------------------------------------------------------------
                                                                01/01/99      01/01/98      01/01/97      01/01/96      01/01/95
                                                                   TO            TO            TO            TO            TO
                                                                12/31/99      12/31/98      12/31/97      12/31/96      12/31/95
                                                              ------------  ------------  ------------  ------------  ------------
1. Accumulation unit value at beginning of period..........   $      2.227  $      2.308  $      2.053  $      1.865  $      1.605
2. Accumulation unit value at end of period................          2.302         2.227         2.308         2.053         1.865
3. Number of accumulation units outstanding at
     end of period.........................................     40,135,250    64,464,275    74,090,922    84,625,385    86,497,155
                                                              --------------------------------------------------------------------
                                                                                                 STOCK INDEX
                                                              --------------------------------------------------------------------
                                                                01/01/99      01/01/98      01/01/97      01/01/96      01/01/95
                                                                   TO            TO            TO            TO            TO
                                                                12/31/99      12/31/98      12/31/97      12/31/96      12/31/95
                                                              ------------  ------------  ------------  ------------  ------------
1. Accumulation unit value at beginning of period..........   $      4.842  $      3.816  $      2.907  $      2.401  $      1.772
2. Accumulation unit value at end of period................          5.768         4.842         3.816         2.907         2.401
3. Number of accumulation units outstanding at
     end of period.........................................     88,992,405   104,818,158   118,969,379   118,928,560    99,553,628
                                                              --------------------------------------------------------------------
                                                                                                EQUITY INCOME
                                                              --------------------------------------------------------------------
                                                                01/01/99      01/01/98      01/01/97      01/01/96      01/01/95
                                                                   TO            TO            TO            TO            TO
                                                                12/31/99      12/31/98      12/31/97      12/31/96      12/31/95
                                                              ------------  ------------  ------------  ------------  ------------
1. Accumulation unit value at beginning of period..........   $      3.963  $      4.108  $      3.044  $      2.530  $      2.104
2. Accumulation unit value at end of period................          4.406         3.963         4.108         3.044         2.530
3. Number of accumulation units outstanding at
     end of period.........................................    101,813,231   163,578,483   195,232,259   212,322,247   220,184,990
                                                              --------------------------------------------------------------------



                                                                                   CONSERVATIVE BALANCED
                                                              ----------------------------------------------------------------
                                                                 01/01/94        01/01/93        01/01/92        01/01/91
                                                                    TO              TO              TO              TO
                                                                 12/31/94        12/31/93        12/31/92        12/31/91
                                                              --------------- --------------- --------------- ---------------
1. Accumulation unit value at beginning of period..........   $        2.713  $        2.447  $        2.316  $        1.968
2. Accumulation unit value at end of period................            2.655           2.713           2.447           2.316
3. Number of accumulation units outstanding at
     end of period.........................................      313,266,018     242,321,897     133,530,065      59,165,985

                                                              ----------------------------------------------------------------
                                                                                        HIGH YIELD BOND
                                                              ----------------------------------------------------------------
                                                                 01/01/94        01/01/93        01/01/92        01/01/91
                                                                    TO              TO              TO              TO
                                                                 12/31/94        12/31/93        12/31/92        12/31/91
                                                              --------------- --------------- --------------- ---------------
1. Accumulation unit value at beginning of period..........   $        1.670  $        1.417  $        1.220  $        0.887
2. Accumulation unit value at end of period................            1.605           1.670           1.417           1.220
3. Number of accumulation units outstanding at
     end of period.........................................       82,161,785      68,503,233      31,814,404       9,103,642

                                                              ----------------------------------------------------------------
                                                                                         STOCK INDEX
                                                              ----------------------------------------------------------------
                                                                 01/01/94        01/01/93        01/01/92        01/01/91
                                                                    TO              TO              TO              TO
                                                                 12/31/94        12/31/93        12/31/92        12/31/91
                                                              --------------- --------------- --------------- ---------------
1. Accumulation unit value at beginning of period..........   $        1.776  $        1.639  $        1.548  $        1.208
2. Accumulation unit value at end of period................            1.772           1.776           1.639           1.548
3. Number of accumulation units outstanding at
     end of period.........................................       89,080,644      91,215,676      71,404,267      38,553,592

                                                              ----------------------------------------------------------------

                                                                                          EQUITY INCOME
                                                              ----------------------------------------------------------------
                                                                 01/01/94        01/01/93        01/01/92        01/01/91
                                                                    TO              TO              TO              TO
                                                                 12/31/94        12/31/93        12/31/92        12/31/91
                                                              --------------- --------------- --------------- ---------------
1. Accumulation unit value at beginning of period..........   $        2.099  $        1.737  $        1.596  $        1.267
2. Accumulation unit value at end of period................            2.104           2.099           1.737           1.596
3. Number of accumulation units outstanding at
     end of period.........................................      218,661,165     155,205,890      68,252,437      28,475,526

                                                              --------------------------------
                                                                   CONSERVATIVE BALANCED
                                                              --------------------------------
                                                                 01/01/90       01/01/89*
                                                                    TO              TO
                                                                 12/31/90        12/31/89
                                                              --------------- ---------------
1. Accumulation unit value at beginning of period..........   $        1.892  $        1.666
2. Accumulation unit value at end of period................            1.968           1.892
3. Number of accumulation units outstanding at
     end of period.........................................       29,438,662      10,559,021

                                                              --------------------------------
                                                                      HIGH YIELD BOND
                                                              --------------------------------
                                                                 01/01/90       01/01/89*
                                                                    TO              TO
                                                                 12/31/90        12/31/89
                                                              --------------- ---------------
1. Accumulation unit value at beginning of period..........   $        1.019  $        1.078
2. Accumulation unit value at end of period................            0.887           1.019
3. Number of accumulation units outstanding at
     end of period.........................................        3,962,676       2,636,013

                                                              --------------------------------
                                                                        STOCK INDEX
                                                              --------------------------------
                                                                 01/01/90       01/01/89*
                                                                    TO              TO
                                                                 12/31/90        12/31/89
                                                              --------------- ---------------
1. Accumulation unit value at beginning of period..........   $        1.268  $        1.018
2. Accumulation unit value at end of period................            1.208           1.268
3. Number of accumulation units outstanding at
     end of period.........................................       17,965,337       5,881,105

                                                              --------------------------------
                                                                       EQUITY INCOME
                                                              --------------------------------
                                                                 01/01/90       01/01/89*
                                                                    TO              TO
                                                                 12/31/90        12/31/89
                                                              --------------- ---------------
1. Accumulation unit value at beginning of period..........   $        1.332  $        1.139
2. Accumulation unit value at end of period................            1.267           1.332
3. Number of accumulation units outstanding at
     end of period.........................................       16,439,709       9,230,667


*Commencement of Business


                                                                                            ACCUMULATION UNIT VALUES
                                                                              THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                                                                                            DISCOVERY PLUS CONTRACT
                                                                                       (CONDENSED FINANCIAL INFORMATION)

                                                                                                  SUBACCOUNTS
                                                              --------------------------------------------------------------------
                                                                                               NATURAL RESOURCES
                                                              --------------------------------------------------------------------
                                                                01/01/99      01/01/98      01/01/97      01/01/96      01/01/95
                                                                   TO            TO            TO            TO            TO
                                                                12/31/99      12/31/98      12/31/97      12/31/96      12/31/95
                                                              ------------  ------------  ------------  ------------  ------------
1. Accumulation unit value at beginning of period..........   $      2.032  $      2.481  $      2.840  $      2.196  $      1.751
2. Accumulation unit value at end of period................          2.931         2.032         2.481         2.840         2.196
3. Number of accumulation units outstanding at
     end of period.........................................     17,262,853    24,701,429    35,935,730    43,858,984    37,663,872
                                                              --------------------------------------------------------------------
                                                                                                     GLOBAL
                                                              --------------------------------------------------------------------
                                                                01/01/99      01/01/98      01/01/97      01/01/96      01/01/95
                                                                   TO            TO            TO            TO            TO
                                                                12/31/99      12/31/98      12/31/97      12/31/96      12/31/95
                                                              ------------  ------------  ------------  ------------  ------------
1. Accumulation unit value at beginning of period..........   $      2.370  $      1.917  $      1.814  $      1.533  $      1.339
2. Accumulation unit value at end of period................          3.472         2.370         1.917         1.814         1.533
3. Number of accumulation units outstanding at
     end of period.........................................     70,802,789    92,477,880   115,977,749   131,910,848   212,272,476
                                                              --------------------------------------------------------------------
                                                                                               GOVERNMENT INCOME
                                                              --------------------------------------------------------------------
                                                                01/01/99      01/01/98      01/01/97      01/01/96      01/01/95
                                                                   TO            TO            TO            TO            TO
                                                                12/31/99      12/31/98      12/31/97      12/31/96      12/31/95
                                                              ------------  ------------  ------------  ------------  ------------
1. Accumulation unit value at beginning of period..........   $      2.027  $      1.881  $      1.736  $      1.719  $      1.456
2. Accumulation unit value at end of period................          1.949         2.027         1.881         1.736         1.719
3. Number of accumulation units outstanding at
     end of period.........................................     53,081,024    83,822,525    97,819,209   122,312,126   131,063,592
                                                              --------------------------------------------------------------------
                                                                                           PRUDENTIAL JENNISON
                                                              --------------------------------------------------------------------
                                                                01/01/99      01/01/98      01/01/97      01/01/96     01/01/95*
                                                                   TO            TO            TO            TO            TO
                                                                12/31/99      12/31/98      12/31/97      12/31/96      12/31/95
                                                              ------------  ------------  ------------  ------------  ------------
1. Accumulation unit value at beginning of period..........   $      2.489  $      1.832  $      1.408  $      1.245  $      1.009
2. Accumulation unit value at end of period................          3.497         2.489         1.832         1.408         1.245
3. Number of accumulation units outstanding at
     end of period.........................................    100,383,885    79,195,890    65,230,050    54,259,732    19,918,994
                                                              --------------------------------------------------------------------
                                                                                           SMALL CAPITALIZATION STOCK
                                                              --------------------------------------------------------------------
                                                                01/01/99      01/01/98      01/01/97      01/01/96     01/01/95*
                                                                   TO            TO            TO            TO            TO
                                                                12/31/99      12/31/98      12/31/97      12/31/96      12/31/95
                                                              ------------  ------------  ------------  ------------  ------------
1. Accumulation unit value at beginning of period..........   $      1.708  $      1.742  $      1.408  $      1.190  $      1.002
2. Accumulation unit value at end of period................          1.902         1.708         1.742         1.408         1.190
3. Number of accumulation units outstanding at
     end of period.........................................     33,943,242    50,300,591    51,033,360    34,325,331    15,303,395
                                                              --------------------------------------------------------------------



                                                                                       NATURAL RESOURCES
                                                              ---------------------------------------------------------------
                                                                 01/01/94        01/01/93        01/01/92        01/01/91
                                                                    TO              TO              TO              TO
                                                                 12/31/94        12/31/93        12/31/92        12/31/91
                                                              --------------- --------------- --------------- ---------------
1. Accumulation unit value at beginning of period..........   $        1.851  $        1.497  $        1.412  $        1.295
2. Accumulation unit value at end of period................            1.751           1.851           1.497           1.412
3. Number of accumulation units outstanding at
     end of period.........................................       38,719,527      21,404,880       9,178,489       7,245,895

                                                              ---------------------------------------------------------------
                                                                                            GLOBAL
                                                              ---------------------------------------------------------------
                                                                 01/01/94        01/01/93        01/01/92        01/01/91
                                                                    TO              TO              TO              TO
                                                                 12/31/94        12/31/93        12/31/92        12/31/91
                                                              --------------- --------------- --------------- ---------------
1. Accumulation unit value at beginning of period..........   $        1.425  $        1.007  $        1.056  $        0.959
2. Accumulation unit value at end of period................            1.339           1.425           1.007           1.056
3. Number of accumulation units outstanding at
     end of period.........................................      127,945,906      51,691,984      12,211,247       6,345,863

                                                              ---------------------------------------------------------------

                                                                                     GOVERNMENT INCOME
                                                              ---------------------------------------------------------------
                                                                 01/01/94        01/01/93        01/01/92        01/01/91
                                                                    TO              TO              TO              TO
                                                                 12/31/94        12/31/93        12/31/92        12/31/91
                                                              --------------- --------------- --------------- ---------------
1. Accumulation unit value at beginning of period..........   $        1.553  $        1.397  $        1.335  $        1.164
2. Accumulation unit value at end of period................            1.456           1.553           1.397           1.335
3. Number of accumulation units outstanding at
     end of period.........................................      148,872,947     161,058,905     103,111,144      35,607,897

                                                              ---------------------------------------------------------------

                                                              --------------------------------
                                                                    NATURAL RESOURCES
                                                              --------------------------------
                                                                 01/01/90       01/01/89*
                                                                    TO              TO
                                                                 12/31/90        12/31/89
                                                              --------------- ---------------
1. Accumulation unit value at beginning of period..........   $        1.391  $        1.137
2. Accumulation unit value at end of period................            1.295           1.391
3. Number of accumulation units outstanding at
     end of period.........................................        7,525,168       2,095,818

                                                              --------------------------------
                                                                          GLOBAL
                                                              --------------------------------
                                                                 01/01/90       01/01/89*
                                                                    TO              TO
                                                                 12/31/90        12/31/89
                                                              --------------- ---------------
1. Accumulation unit value at beginning of period..........   $        1.115  $        1.015
2. Accumulation unit value at end of period................            0.959           1.115
3. Number of accumulation units outstanding at
     end of period.........................................        5,058,856       1,221,795

                                                              --------------------------------
                                                                     GOVERNMENT INCOME
                                                              --------------------------------
                                                                 01/01/90       01/01/89*
                                                                    TO              TO
                                                                 12/31/90        12/31/89
                                                              --------------- ---------------
1. Accumulation unit value at beginning of period..........   $        1.108  $        1.000
2. Accumulation unit value at end of period................            1.164           1.108
3. Number of accumulation units outstanding at
     end of period.........................................        8,957,406       3,570,059

                                                              --------------------------------

*Commencement of Business

                            IRA DISCLOSURE STATEMENT

This statement is designed to help you understand the requirements of federal tax law which apply to your individual retirement annuity (IRA), your Roth IRA, your simplified employee pension IRA (SEP) for employer contributions, your Savings Incentive Match Plan for Employees (SIMPLE) IRA, or to one you purchase for your spouse. You can obtain more information regarding your IRA either from your sales representative or from any district office of the Internal Revenue Service. Those are federal tax law rules; state tax laws may vary.

FREE LOOK PERIOD

The annuity contract offered by this prospectus gives you the opportunity to return the contract for a full refund within 10 days (or whatever period is required by applicable state law) after it is delivered. This is a more liberal provision than is required in connection with IRAs. To exercise this "free-look" provision, return the contract to the representative who sold it to you or to the Prudential Annuity Service Center at the address shown on the first page of this prospectus.

ELIGIBILITY REQUIREMENTS

IRAs are intended for all persons with earned compensation whether or not they are covered under other retirement programs. Additionally, if you have a non-working spouse (and you file a joint tax return), you may establish an IRA on behalf of your non-working spouse. A working spouse may establish his or her own IRA. A divorced spouse receiving taxable alimony (and no other income) may also establish an IRA.

CONTRIBUTIONS AND DEDUCTIONS

Contributions to your IRA will be deductible if you are not an "active participant" in an employer maintained qualified retirement plan or you have "Adjusted Gross Income" (as defined under Federal tax laws) which does not exceed the "applicable dollar limit." IRA (or SEP) contributions must be made by no later than the time you file your income tax return for that year. For a single taxpayer, the applicable dollar limitation is $30,000, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $30,000 - $40,000. For married couples filing jointly, the applicable dollar limitation is $50,000, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $50,000-$60,000. There is no deduction allowed for IRA contributions when Adjusted Gross Income reaches $40,000 for individuals and $60,000 for married couples filing jointly.

Contributions made by your employer to your SEP are excludable from your gross income for tax purposes in the calendar year for which the amount is contributed. Certain employees who participate in a SEP will be entitled to elect to have their employer make contributions to their SEP on their behalf or to receive the contributions in cash. If the employee elects to have contributions made on the employee's behalf to the SEP, those funds are not treated as current taxable income to the employee. Elective deferrals under a SEP are subject to an inflation-adjusted limit, which is $10,500 in 2000. Salary-reduction SEPs (also called "SARSEPs") are available only if at least 50% of the employees elect to have amounts contributed to the SARSEP and if the employer has 25 or fewer employees at all times during the preceding year. New SARSEPs may not be established after 1996.

The IRA maximum annual contribution and your tax deduction is limited to the lesser of: (1) $2,000 or (2) 100% of your earned compensation. Contributions in excess of the deduction limits may be subject to penalty. See below.

Under a SEP agreement, the maximum annual contribution which your employer may make on your behalf to a SEP contract that is excludable from your income is the lesser of 15% of your salary or $24,000. An employee who is a participant in a SEP agreement may make after-tax contributions to the SEP contract, subject to the contribution limits applicable to IRAs in general. Those employee contributions will be deductible subject to the deductibility rules described above.

The maximum tax deductible annual contribution that a divorced spouse with no other income may make to an IRA is the lesser of (1) $2,000 or (2) 100% of taxable alimony.

If you or your employer should contribute more than the maximum contribution amount to your IRA or SEP, the excess amount will be considered an "excess contribution." You are permitted to withdraw an excess contribution from your IRA or SEP before your tax filing date without adverse tax consequences. If, however, you fail to withdraw any such excess contribution before your tax filing date, a 6% excise tax will be imposed on the excess for the tax year of contribution.

Once the 6% excise tax has been imposed, an additional 6% penalty for the following tax year can be avoided if the excess is (1) withdrawn before the end of the following year, or (2) treated as a current contribution for the following year. (See Premature Distributions below for penalties imposed on withdrawal when the contribution exceeds $2,000.)

IRA FOR NON-WORKING SPOUSE

If you establish an IRA for yourself, you may also be eligible to establish an IRA for your "non-working" spouse. In order to be eligible to establish such a spousal IRA, you must file a joint tax return with your spouse and, if your non-working spouse has compensation, his/her compensation must be less than your compensation for the year. Contributions of up to $2,000 each may be made to your IRA and the spousal IRA if the combined compensation of you and your spouse is at least equal to the amount contributed. If requirements for deductibility (including income levels) are met, you will be able to deduct an amount equal to the least of (i) the amount contributed to the IRAs; (ii) $4,000; or (iii) 100% of your combined gross income.

Contributions in excess of the contribution limits may be subject to penalty. See above under "Contributions and Deductions." If you contribute more than the allowable amount, the excess portion will be considered an excess contribution. The rules for correcting it are the same as discussed above for regular IRAs.

Other than the items mentioned in this section, all of the requirement generally applicable to IRAs are also applicable to IRAs established for non-working spouses.

ROLLOVER CONTRIBUTION

Once every year, you are permitted to withdraw any portion of the value of your IRA or SEP and reinvest it in another IRA or bond. Withdrawals may also be made from other IRAs and contributed to this contract. This transfer of funds from one IRA to another is called a "rollover" IRA. To qualify as a rollover contribution, the entire portion of the withdrawal must be reinvested in another IRA within 60 days after the date it is received. You will not be allowed a tax-deduction for the amount of any rollover contribution.

A similar type of rollover to an IRA can be made with the proceeds of a qualified distribution from a qualified retirement plan or tax-sheltered annuity. Properly made, such a distribution will not be taxable until you receive payments from the IRA created with it. Unless you were a self-employed participant in the distributing plan, you may later roll over such a contribution to another qualified retirement plan as long as you have not mixed it with IRA (or SEP) contributions you have deducted from your income. (You may roll less than all of a qualified distribution into an IRA, but any part of it not rolled over will be currently includable in your income without any capital gains treatment.)

DISTRIBUTIONS

(A) PREMATURE DISTRIBUTIONS

At no time can your interest in your IRA or SEP be forfeited. To insure that your contributions will be used for retirement, the federal tax law does not permit you to use your IRA or SEP as security for a loan. Furthermore, as a general rule, you may not sell or assign your interest in your IRA or SEP to anyone. Use of an IRA (or SEP) as security or assignment of it to another will invalidate the entire annuity. It then will be includable in your income in the year it is invalidated and will be subject to a 10% penalty tax if you are not at least age 59-1/2 or totally disabled. (You may, however, assign your IRA or SEP without penalty to your former spouse in accordance with the terms of a divorce decree.)

You may surrender any portion of the value of your IRA (or SEP). In the case of a partial surrender which does not qualify as a rollover, the amount withdrawn will be includable in your income and subject to the 10% penalty if you are not at least age 59-1/2 or totally disabled unless you comply with special rules requiring distributions to be made at least annually over your life expectancy.

The 10% penalty tax does not apply to the withdrawal of an excess contribution as long as the excess is withdrawn before the due date of your tax return. Withdrawals of excess contributions after the due date of your tax return will generally be subject to the 10% penalty unless the excess contribution results from erroneous information from a plan trustee making an excess rollover contribution or unless you are over age 59 1/2 or are disabled.

(B) DISTRIBUTION AT AFTER AGE 59-1/2

Once you have attained age 59-1/2 (or have become totally disabled), you may elect to receive a distribution of your IRA (or SEP) regardless of when you actually retire. In addition, you must commence distributions from your IRA by April 1 following the year you attain age 70-1/2. You may elect to receive the distribution under any one of the periodic payment options available under the contract. The distributions from your IRA under any one of the period payment options or in one sum will be treated as ordinary income as you receive them to the degree that you have made deductible contributions. If you have made both deductible and nondeductible contributions, a portion of the distribution attributable to the nondeductible contribution will be tax-free.

(C) INADEQUATE DISTRIBUTIONS -- 50% TAX

Your IRA or SEP is intended to provide retirement benefits over your lifetime. Thus, federal tax law requires that you either (1) receive a lump-sum distribution of your IRA by April 1 of the year following the year in which you attain age 70-1/2 or (2) start to receive periodic payments by that date. If you elect to receive periodic payments, those payments must be sufficient to pay out the entire value of your IRA during your life expectancy (or over the joint life expectancies of you and your spouse). If the payments are not sufficient to meet these requirements, an excise tax of 50% will be imposed on the amount of any underpayment.

(D) DEATH BENEFITS

If you, (or your surviving spouse) die before receiving the entire value of your IRA (or SEP), the remaining interest must be distributed to your beneficiary (or your surviving spouse's beneficiary) in one lump-sum within 5 years of death, or applied to purchase an immediate annuity for the beneficiary. This annuity must be payable over the life expectancy of the beneficiary beginning within one year after your or your spouse's death. If your spouse is the designated beneficiary, he or she is treated as the owner of the IRA. If minimum required distributions have begun, the entire amount must be distributed at least as rapidly as if the owner had survived. A distribution of the balance of your IRA upon your death will not be considered a gift for federal tax purposes, but will be included in your gross estate for purposes of federal estate taxes.

ROTH IRAS

Section 408A of the Tax Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Contributions may be made to a Roth IRA by taxpayers with adjusted gross incomes of less than $160,000 for married individuals filing jointly and less than $100,000 for single individuals. Married individuals filing separately are not eligible to contribute to a Roth IRA. The maximum amount of contributions allowable for any taxable year to all Roth IRAs maintained by an individual is generally the lesser of $2,000 and 100% of compensation for that year (the $2,000 limit is phased out for incomes between $150,000 and $160,000 for married and between $95,000 and $110,000 for singles). The contribution limit is reduced by the amount of any contributions made to a non-Roth IRA. Contributions to a Roth IRA are not deductible.

For taxpayers with adjusted gross income of $100,000 or less, all or part of amounts in a non-Roth IRA may be converted, transferred or rolled over to a Roth IRA. Some or all of the IRA value will typically be includable in the taxpayer's gross income. If such a rollover, transfer or conversion occurred before January 1, 1999, the portion of the amount includable in gross income must be included in income ratably over the next four years beginning with the year in which the transaction occurred. Provided a rollover contribution meets the requirements of IRAs under Section 408(d)(3) of the Code, a rollover may be made from a Roth IRA to another Roth IRA.

UNDER SOME CIRCUMSTANCES, IT MAY NOT BE ADVISABLE TO ROLL OVER, TRANSFER OR CONVERT ALL OR PART OF A NON-ROTH IRA TO A ROTH IRA. PERSONS CONSIDERING A ROLLOVER, TRANSFER OR CONVERSION SHOULD CONSULT THEIR OWN TAX ADVISOR.

"Qualified distributions" from a Roth IRA are excludable from gross income. A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59-1/2;
(b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a non-Roth IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a non-Roth IRA.

Distributions from a Roth IRA need not commence at age 70-1/2. However, if the owner dies before the entire interest in a Roth IRA is distributed, any remaining interest in the contract must be distributed by December 31 of the calendar year containing the fifth anniversary of the owner's death subject to certain exceptions.

REPORTING TO THE IRS

Whenever you are liable for one of the penalty taxes discussed above (6% for excess contributions, 10% for premature distributions or 50% for underpayments), you must file Form 5329 with the Internal Revenue Service. The form is to be attached to your federal income tax return for the tax year in which the penalty applies. Normal contributions and distributions must be shown on your income tax return for the year to which they relate.

                                     PART B

                           INFORMATION REQUIRED IN A
                       STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

MAY 1, 2000

INDIVIDUAL VARIABLE ANNUITY CONTRACTS
OF THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT

      The Discovery(R) Plus contract (the "contract") of The Prudential Individual Variable Contract Account (the "Account") is a variable annuity contract issued by The Prudential Insurance Company of America ("Prudential"). The contract is purchased by making an initial purchase payment of $10,000 or more; subsequent payments must be $1000 or more except in New York where non-qualified contract subsequent payments are $10,000. Oregon does not allow subsequent payments.

      This statement of additional information is not a prospectus and should be read in conjunction with the contract's prospectus, dated May 1, 2000, which is available without charge upon written request to The Prudential Insurance Company of America, 751 Broad Street, Newark, New Jersey 07102-3777, or by telephoning (888) PRU-2888.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                751 Broad Street
                          Newark, New Jersey 07102-3777
                           Telephone: (888) PRU-2888

PIVC-1B Ed 5-2000
Catalog # 64M101W

                                    CONTENTS

                                                                            PAGE
                                                                            ----
OTHER INFORMATION CONCERNING THE ACCOUNT
   Company................................................................... 1
   Directors and Officers.................................................... 1
   Further Information Regarding Previously Offered Discovery
     Plus Contracts.......................................................... 4
   Distribution of the Contract.............................................. 4
   Participation in Divisible Surplus........................................ 5
   Performance Information................................................... 5
   Comparative Performance Information....................................... 7
   Experts................................................................... 7
   Legal Opinions............................................................ 7
   Federal Tax Status........................................................ 7
   Financial Statements...................................................... 8

FINANCIAL STATEMENTS OF THE PRUDENTIAL INDIVIDUAL VARIABLE
   CONTRACT ACCOUNT........................................................ A-1

CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE
   COMPANY OF AMERICA AND SUBSIDIARIES..................................... B-1


DETERMINATION OF ACCUMULATION UNIT VALUES.................................. C-1

                                     COMPANY

The Prudential Insurance Company of America ("Prudential") is a mutual insurance company founded in 1875 under the laws of the state of New Jersey. Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states.



                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                    DIRECTORS

FRANKLIN E. AGNEW--Director since 1994 (current term expires April, 2005). Member, Committee on Finance & Dividends; Member, Corporate Governance Committee. Business consultant since 1987. Chief Financial Officer, H.J. Heinz from 1971 to 1986. Mr. Agnew is also a director of Erie Plastics Corporation. Age 65. Address: 600 Grant Street, Suite 660, Pittsburgh, PA 15219.

FREDERIC K. BECKER--Director since 1994 (current term expires April, 2005). Member, Auditing Committee; Member, Corporate Governance Committee. President, Wilentz Goldman and Spitzer, P.A. (law firm) since 1989, with firm since 1960. Age 64. Address: 90 Woodbridge Center Drive, Woodbridge, NJ 07095.

GILBERT F. CASELLAS--Director since 1998 (current term expires April, 2003). Member, Compensation Committee. President and Chief Operating Officer, The Swarthmore Group, Inc. since 1999. Partner, McConnell Valdes, LLP in 1998. Chairman, U.S. Equal Employment Opportunity Commission from 1994 to 1998. Age
47. Address: 1646 West Chester Pike, Suite 3, West Chester, PA 19382.

JAMES G. CULLEN--Director since 1994 (current term expires April, 2001). Member, Compensation Committee; Member, Committee on Business Ethics. President & Chief Operating Officer, Bell Atlantic Corporation, since 1998. President & Chief Executive Officer, Telecom Group, Bell Atlantic Corporation, from 1997 to 1998. Vice Chairman, Bell Atlantic Corporation from 1995 to 1997. President, Bell Atlantic Corporation from 1993 to 1995. Mr. Cullen is also a director of Bell Atlantic Corporation and Johnson & Johnson. Age 57. Address: 1310 North Court House Road, 11th Floor, Alexandria, VA 22201.

CAROLYNE K. DAVIS--Director since 1989 (current term expires April, 2001). Member, Committee on Business Ethics; Member, Compensation Committee. Independent Health Care Advisor since 1997. Health Care Advisor, Ernst & Young, LLP from 1985 to 1997. Dr. Davis is also a director of Beckman Coulter Instruments, Inc., Merck & Co., Inc., Minimed Incorporated, Science Applications International Corporation, and Beverley Enterprises. Age 68. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

ROGER A. ENRICO--Director since 1994 (current term expires April, 2002). Member, Committees on Nominations & Corporate Governance; Member, Compensation Committee. Chairman and Chief Executive Officer, PepsiCo, Inc. since 1996. Mr. Enrico originally joined PepsiCo, Inc. in 1971. Mr. Enrico is also a director of A.H. Belo Corporation, Target Corporation, and Electronic Data Systems. Age 55.
Address: 700 Anderson Hill Road, Purchase, NY 10577.

ALLAN D. GILMOUR--Director since 1995 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Finance & Dividends. Retired since 1995. Vice Chairman, Ford Motor Company, from 1993 to 1995. Mr. Gilmour originally joined Ford in 1960. Mr. Gilmour is also a director of Whirlpool Corporation, MediaOne Group, Inc., The Dow Chemical Company and DTE Energy Company. Age 65. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

WILLIAM H. GRAY III--Director since 1991 (current term expires April, 2004). Chairman, Committees on Nominations & Corporate Governance. Member, Executive Committee; Member, Committee on Business Ethics. President and Chief Executive Officer, The College Fund/UNCF since 1991. Mr. Gray served in Congress from 1979 to 1991. Mr. Gray is also a director of Chase Manhattan Corporation, Chase Manhattan Bank, Municipal Bond Investors Assurance Corporation, Rockwell International Corporation, Warner-Lambert Company, CBS Corporation, Electronic Data Systems, and Ezgov.com, Inc. Age 58. Address: 8260 Willow Oaks Corp. Drive, Fairfax,VA 22031-4511.

JON F. HANSON--Director since 1991 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Business Ethics. Chairman, Hampshire Management Company since 1976. Mr. Hanson is also a director of James E. Hanson Management Company, Neumann Distributors, Inc., United Water Resources, and Consolidated Delivery and Logistics. Age 63. Address: 235 Moore Street, Suite 200, Hackensack, NJ 07601.

GLEN H. HINER--Director since 1997 (current term expires April, 2001). Member, Compensation Committee. Chairman and Chief Executive Officer, Owens Corning since 1992. Senior Vice President and Group Executive, Plastics Group, General Electric Company from 1983 to 1991. Mr. Hiner is also a director of Dana Corporation, Owens Corning, and Kohler, Co. Age 65. Address: One Owens Corning Parkway, Toledo, OH 43659.

CONSTANCE J. HORNER--Director since 1994 (current term expires April, 2002). Member, Auditing Committee; Member, Committees on Nominations & Corporate Governance. Guest Scholar, The Brookings Institution since 1993. Ms. Horner is also a director of Foster Wheeler Corporation, Ingersoll-Rand Company, and Pfizer, Inc. Age 58. Address: 1775 Massachusetts Ave., N.W. Washington, D.C. 20036-2188.

GAYNOR N. KELLEY--Director since 1997 (current term expires April, 2001). Member, Auditing Committee. Retired since 1996. Chairman and Chief Executive Officer, The Perkin Elmer Corporation from 1990 to 1996. Mr. Kelley is also a director of Hercules Incorporated and Alliant Techsystems. Age 68. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

BURTON G. MALKIEL--Director since 1978 (current term expires April, 2002). Chairman, Investment Committee; Member, Executive Committee; Member, Committee on Finance & Dividends. Professor of Economics, Princeton University, since 1988. Dr. Malkiel is also a director of Banco Bilbao Vizcaya Gestinova, Baker Fentress & Company, The Jeffrey Company, Select Sector SPDR Trusts, and Vanguard Group, Inc. Age 67. Address: Princeton University, Department of Economics, 110 Fisher Hall, Prospect Avenue, Princeton, NJ 08544-1021.

ARTHUR F. RYAN--Chairman of the Board Chief Executive Officer and President of Prudential since 1994. President and Chief Operating Officer, Chase Manhattan Bank from 1990 to 1994, with Chase since 1972. Age 57. Address: 751 Broad Street, Newark, NJ 07102-3777.

IDA F.S. SCHMERTZ--Director since 1997 (current term expires April, 2004). Member, Audit Committee. Principal, Investment Strategies International since 1994. Age 65. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

CHARLES R. SITTER--Director since 1995 (current term expires April, 2003). Member, Committee on Finance & Dividend; Member, Investment Committee. Retired since 1996. President, Exxon Corporation from 1993 to 1996. Mr. Sitter began his career with Exxon in 1957. Age 69. Address: 5959 Las Colinas Boulevard, Irving, TX 75039-2298.

DONALD L. STAHELI--Director since 1995 (current term expires April, 2003). Member, Compensation Committee; Member, Auditing Committee. Retired since 1996. Chairman and Chief Executive Officer, Continental Grain Company from 1994 to 1997. President and Chief Executive Officer, Continental Grain Company from 1988 to 1994. Age 68 Address: 47 East South Temple, #501, Salt Lake City, UT 84150.

RICHARD M. THOMSON--Director since 1976 (current term expires April, 2004). Chairman, Executive Committee; Chairman, Compensation Committee. Retired since 1998. Chairman of the Board, The Toronto-Dominion Bank from 1997 to 1998. Chairman and Chief Executive Officer from 1978 to 1997. Mr. Thomson is also a director of CGC, Inc., INCO, Limited, S.C. Johnson & Son, Inc., The Thomson Corporation, Canadian Occidental Petroleum Ltd., The Toronto-Dominion Bank, Ontario Power Generation, Inc., Canada Pension Plan Investment Board, and TrizecHahn Corporation. Age 66. Address: P.O. Box 1, Toronto-Dominion Centre, Toronto, Ontario, M5K 1A2, Canada.

JAMES A. UNRUH--Director since 1996 (current term expires April, 2004). Member, Committees on Nominations & Corporate Governance; Member, Investment Committee. Founding Member, Alerion Capital Group, LLC since 1998. Chairman and Chief Executive Officer, Unisys Corporation, from 1990 to 1997. Mr. Unruh is also a director of Moss Software, Inc. Age 59. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

P. ROY VAGELOS, M.D.--Director since 1989 (current term expires April, 2001). Chairman, Auditing Committee; Member, Executive Committee; Member, Committees on Nominations & Corporate Governance. Chairman, Regeneron Pharmaceuticals since 1995. Chairman, Advanced Medicines, Inc. since 1997. Chairman, Chief Executive Officer and President, Merck & Co., Inc. from 1986 to 1995. Dr. Vagelos originally joined Merck in 1975. Dr. Vagelos is also a director of The Estee Lauder Companies, Inc. and PepsiCo., Inc. Age 70. Address: One Crossroads Drive, Building A, 3rd Floor, Bedminster, NJ 07921.

STANLEY C. VAN NESS--Director since 1990 (current term expires April, 2002). Chairman, Committee on Business Ethics; Member, Executive Committee; Member, Auditing Committee. Partner, Herbert, Van Ness, Cayci & Goodell (law firm) since 1998. Counselor at Law, Picco Herbert Kennedy (law firm) from 1990 to 1998. Mr. Van Ness is also a director of Jersey Central Power & Light Company. Age 66.
Address: 22 Chambers Street, Princeton, NJ 08542.

PAUL A. VOLCKER--Director since 1988 (current term expires April, 2004). Chairman, Committee on Finance & Dividends; Member, Executive Committee; Member, Committee on Nominations & Corporate Governance. Consultant since 1997. Chairman and Chief Executive Officer, Wolfensohn & Co., Inc. 1995 to 1996. Chairman, James D. Wolfensohn, Inc. 1988 to 1995. Mr. Volcker is also a director of Nestle, S.A,. and as well as a Member of the Board of Overseers of TIAA-CREF. Age 72. Address: 610 Fifth Avenue, Suite 420, New York, NY 10020.

JOSEPH H. WILLIAMS--Director since 1994 (current term expires April, 2002). Member, Committee on Finance & Dividends; Member, Investment Committee. Director, The Williams Companies since 1979. Chairman & Chief Executive Officer, The Williams Companies from 1979 to 1993. Mr. Williams is also a director of The Orvis Company, and AEA Investors, Inc. Age 66. Address: One Williams Center, Tulsa, OK 74172.

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                               PRINCIPAL OFFICERS

ARTHUR F. RYAN--Chairman of the Board, Chief Executive Officer, and President since 1994; prior to 1994, President and Chief Operating Officer, Chase Manhattan Corporation. Age 57.

MICHELE S. DARLING--Executive Vice President, Corporate Governance and Human Resources since 2000; Executive Vice President, Human Resources from 1997 to 2000; prior to 1997, Executive Vice President, Human Resources, Canadian Imperial Bank of Commerce. Age 46.

ROBERT C. GOLDEN--Executive Vice President, Operations and Systems since 1997; prior to 1997, Executive Vice President, Prudential Securities. Age 53.

MARK B. GRIER--Executive Vice President, Financial Management since 2000; Executive Vice President, Corporate Governance from 1998 to 2000; Executive Vice President, Financial Management from 1997 to 1998; Chief Financial Officer from 1995 to 1997; prior to 1995, Executive Vice President, Chase Manhattan Corporation. Age 47.

JEAN D. HAMILTON--Executive Vice President, Prudential Institutional since 1998; President, Diversified Group since 1995 to 1998; prior to 1995, President, Prudential Capital Group. Age 53.

RODGER A. LAWSON--Executive Vice President, International Investments & Global Marketing Communications since 1998; Executive Vice President, Marketing and Planning from 1996 to 1998; President and CEO, Van Eck Global, from 1994 to 1996; prior to 1994, President and CEO, Global Private Banking, Bankers Trust Company. Age 53.

KIYOFUMI SAKAGUCHI--Executive Vice President, International Insurance since 1998; President, International Insurance Group from 1995 to 1998; prior to 1995, Chairman and CEO, The Prudential Life Insurance Co., Ltd., Japan. Age 57.

JOHN R. STRANGFELD--Executive Vice President, Global Asset Management since 1998; Chief Executive Officer, Private Asset Management Group (PAMG) from 1996 to 1998; President, PAMG, from 1994 to 1996; prior to 1994, Senior Managing Director. Age 46.

VIVIAN BANTA--Executive Vice President, Individual Financial Services since 2000; Consultant, Individual Financial Services from 1998 to 1999; Consultant, Morgan Stanley from 1997 to 1998; Executive Vice President, Global Investor Service, The Chase Manhattan Bank from 1991 to 1997. Age 49.

RICHARD J. CARBONE--Senior Vice President and Chief Financial Officer since 1997; Controller, Salomon Brothers, from 1995 to 1997; prior to 1995, Controller, Bankers Trust. Age 52.

ANTHONY S. PISZEL--Senior Vice President and Controller since 2000; Vice President and Controller from 1998 to 2000. Vice President, Enterprise Financial Management from 1997 to 1998; prior to 1997, Chief Financial Officer, Individual Insurance Group. Age 45.

SUSAN J. BLOUNT--Vice President and Secretary since 1995; prior to 1995, Assistant General Counsel. Age 42.

C. EDWARD CHAPLIN--Vice President and Treasurer since 1995; prior to 1995, Managing Director and Assistant Treasurer. Age 43.


    FURTHER INFORMATION REGARDING PREVIOUSLY OFFERED DISCOVERY PLUS CONTRACTS

The currently offered contract has certain provisions that differ from previously offered forms of the Prudential Discovery Variable Annuity contract. This section describes those differences.

SUBSEQUENT PURCHASE PAYMENTS. Under the currently offered contract most contractowners are able to make subsequent purchase payments at any time in a minimum amount of $1000. However, contractowners that live in New York and Oregon are subject to limitations. Subsequent purchase payments for New York residents must be at least $10,000. Oregon contractowners, under the currently offered contract may not make any additional purchase payments.

Under contracts issued to Oregon residents prior to April, 1995, contractowners may make additional purchase payments at any time in an amount of $1000.

FIXED INTEREST-RATE OPTION MINIMUM RATE. Under the currently offered contract, you may allocate assets to a Fixed Interest-Rate Option that earns interest at a minimum annual rate of 3.1%. Under contracts issued prior to May, 1993 the minimum annual rate was 4.0%. Beginning May, 1993 we began to issue contracts with the lower guaranteed rate as such contracts were approved by the various states.

                          DISTRIBUTION OF THE CONTRACT


Prudential Investment Management Services LLC ("PIMS"), a subsidiary of Prudential offers the contracts on a continuous basis through corporate office and regional home office employees in those states in which contracts may be lawfully sold. It may also offer the contract through licensed insurance brokers and agents, or through appropriately registered direct or indirect subsidiary(ies) of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary. During 1999, 1998 and 1997, the aggregate dollar amount of underwriting commissions paid to and the amounts retained by PIMS were $876,498, $0 and $0 respectively. During 1999, 1998 and 1997 PIMS paid $876,498, $0 and $0 respectively to cover individual representatives' commissions and other distribution expenses.

Prudential may pay trail commissions to registered representatives who maintain an ongoing relationship with a contractholder. Typically, a trail commission is a compensation that is paid periodically to a representative, the amount of which is linked to the value of the contract and the amount of time that the contract has been in effect.

                       PARTICIPATION IN DIVISIBLE SURPLUS

A mutual life insurance company, such as Prudential, differs from a stock life insurance company in that it has no stockholders who are the owners of the enterprise. Every owner of a Prudential contract participates in the divisible surplus of Prudential, according to an annual determination of Prudential's Board of Directors of the portion, if any, of the divisible surplus of the entire company that is attributable to the class of contracts of which he or she is an owner. Before annuity payments begin it is unlikely that any dividends will be payable to the owners of the contracts described in the prospectus because the charges made by Prudential are not expected to exceed its actual expenses in distributing and administering the contracts. However, there may be dividends payable during the annuity income period.

                             PERFORMANCE INFORMATION


The tables that follow provide performance information for each subaccount through December 31, 1999. The performance information is based on historical experience and does not indicate or represent future performance.


AVERAGE ANNUAL TOTAL RETURN


Table 1 below shows the average annual rates of total return on hypothetical investments of $1,000 for periods ended December 31, 1999 in each subaccount other than the Money Market Subaccount. These figures assume withdrawal of the investments at the end of the period other than to effect an annuity under the contract.


                                     TABLE 1
                                     -------

                           AVERAGE ANNUAL TOTAL RETURN


                                                                     FROM DATE
                                                                     SUBACCOUNT
                                    ONE YEAR  FIVE YEARS  TEN YEARS  ESTABLISHED
                          DATE        ENDED     ENDED       ENDED     THROUGH
   SUBACCOUNT          ESTABLISHED  12/31/99   12/31/99   12/31/99    12/31/99
   ----------          -----------  --------   --------   --------    --------
DIVERSIFIED BOND.......   2/89      - 8.37%      2.72%      7.41%         6.76%
GOVERNMENT INCOME......   5/89      -10.19%      1.99%      5.23%         6.24%
CONSERVATIVE BALANCED..   2/89      - 1.12%      9.48%     10.35%         9.28%
FLEXIBLE MANAGED.......   2/89      - 0.05%     10.69%     12.31%        11.01%
HIGH YIELD BOND........   2/89      - 3.20%      5.65%      7.89%         6.98%
STOCK INDEX............   2/89       12.66%     23.43%     19.20%        17.08%
EQUITY INCOME .........   2/89        4.67%     15.46%     14.70%        13.04%
EQUITY ................   2/89        4.63%     14.70%     16.39%        14.54%
PRUDENTIAL JENNISON....   5/95       34.22%       N/A        N/A         30.10%
SMALL CAPITALIZATION
  STOCK................   5/95        4.84%       N/A        N/A         14.08%
GLOBAL.................   5/89       40.25%     21.34%     11.00%        12.02%
NATURAL RESOURCES......   2/89       37.97%     10.98%     10.73%         8.88%
REAL PROPERTY ACCOUNT..   2/89       -4.91%      4.97%      4.24%         4.30%

The average annual rates of total return shown above are computed by finding the average annual compounded rates of return over the periods shown that would equate the initial amount invested to the withdrawal value, in accordance with the following formula: Px(1+T)(n)=ERA. In the formula, P is a hypothetical investment of $1,000; T is the average annual total return; n is the number of years; and ERA is the withdrawal value at the end of the periods shown. These figures assume deduction of the maximum deferred sales charge that may be applicable to a particular period. The annual contract fee is included, however it applies only if the contract fund is less than $10,000.

NON-STANDARD TOTAL RETURN

Table 2 below shows the average annual rates of return as in Table 1, but assumes that the investments are not withdrawn at the end of the period or that the contractowner annuitizes at the end of the period.

                                     TABLE 2
                                     -------

               AVERAGE ANNUAL TOTAL RETURN ASSUMING NO WITHDRAWAL


                                                                      FROM DATE
                                                                     SUBACCOUNT
                                    ONE YEAR  FIVE YEARS  TEN YEARS  ESTABLISHED
                          DATE        ENDED     ENDED       ENDED     THROUGH
   SUBACCOUNT          ESTABLISHED  12/31/99   12/31/99   12/31/99    12/31/99
   ----------          -----------  --------   --------   --------    --------
DIVERSIFIED BOND.......   2/89        -2.21%     3.19%      7.41%        6.76%
GOVERNMENT INCOME......   5/89        -4.15%     2.47%      5.23%        6.24%
CONSERVATIVE BALANCED..   2/89         5.14%     9.83%     10.35%        9.28%
FLEXIBLE MANAGED.......   2/89         6.20%    11.02%     12.31%       11.01%
HIGH YIELD BOND........   2/89         3.08%     6.07%      7.89%        6.98%
STOCK INDEX............   2/89        18.82%    23.61%     19.20%       17.08%
EQUITY INCOME..........   2/89        10.89%    15.73%     14.70%       13.04%
EQUITY.................   2/89        10.85%    14.98%     16.39%       14.54%
PRUDENTIAL JENNISON....   5/95        40.24%      N/A        N/A        30.31%
SMALL CAPITALIZATION
  STOCK................   5/95        11.06%      N/A        N/A        14.50%
GLOBAL.................   5/89        46.22%    21.54%     11.00%       12.02%
NATURAL RESOURCES......   2/89        43.96%    11.31%     10.73%        8.88%
REAL PROPERTY ACCOUNT..   2/89         1.38%     5.40%      4.24%        4.30%

Table 3 shows the cumulative total return for the subaccounts, assuming no withdrawal.



                                     TABLE 3
                                     -------

                       CUMULATIVE TOTAL RETURN ASSUMING NO WITHDRAWAL


                                                                     FROM DATE
                                                                     SUBACCOUNT
                                    ONE YEAR  FIVE YEARS  TEN YEARS  ESTABLISHED
                          DATE        ENDED     ENDED       ENDED     THROUGH
   SUBACCOUNT          ESTABLISHED  12/31/99   12/31/99   12/31/99    12/31/99
   ----------          -----------  --------   --------   --------    --------
DIVERSIFIED BOND.......   2/89        -2.21%    16.99%     104.36%      104.00%
GOVERNMENT INCOME......   5/89        -4.15%    12.99%      72.24%       90.74%
CONSERVATIVE BALANCED..   2/89         5.14%    59.83%     167.69%      162.89%
FLEXIBLE MANAGED.......   2/89         6.20%    68.65%     219.16%      212.13%
HIGH YIELD BOND........   2/89        -3.08%    34.24%     113.80%      108.55%
STOCK INDEX............   2/89        18.82%   188.60%     479.08%      457.08%
EQUITY INCOME..........   2/89        10.89%   107.60%     294.25%      279.95%
EQUITY.................   2/89        10.85%   100.93%     356.29%      338.74%
PRUDENTIAL JENNISON....   5/95        40.24%      N/A         N/A       244.12%
SMALL CAPITALIZATION
  STOCK................   5/95        11.06%      N/A         N/A        88.18%
GLOBAL.................   5/89        46.22%   165.26%     204.39%      235.65%
NATURAL RESOURCES......   2/89        43.96%    70.84%     177.13%      152.55%
REAL PROPERTY ACCOUNT..   2/89         1.38%    30.08%      51.45%       58.23%



MONEY MARKET SUBACCOUNT YIELD


The "yield" and "effective yield" of the Money Market Subaccount for the seven days ended December 31, 1999 were 6.6076% and 6.8263% respectively.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from contract owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%.

The deduction referred to above consists of the 1% charge for mortality and expense risks and the 0.20% charge for administration. It does not reflect the deferred sales charge. It does reflect the annual contract fee, however it will only be charged if the Contract Fund is less than $10,000.

The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield=((base period return + 1) 365/7)-1.

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis. Therefore, the stated yields for any given period are not an indication of future yields.

                      COMPARATIVE PERFORMANCE INFORMATION

Reports or advertising may include comparative performance information, including, but not limited to: (1) comparisons to market indices such as the Dow Jones Industrial Average, the Standard & Poor's 500 Index, the Value Line Composite Index, the Russell 2000 Index, the Morgan Stanley World Index, the Lehman Brothers bond indices; (2) comparisons to other investments, such as certificates of deposit; (3) performance rankings assigned by services such as Morningstar, Inc. and Variable Annuity Research and Data Services (VARDS), and Lipper Analytical Services, Inc.; (4) data presented by analysts such as Dow Jones, A.M. Best, The Bank Rate Monitor National Index; and (5) data in publications such as The Wall Street Journal, Times, Forbes, Barrons, Fortune, Money Magazine, and Financial World.

                                     EXPERTS

The consolidated financial statements of Prudential and its subsidiaries as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 and the financial statements of the Prudential Individual Variable Contract Account as of December 31, 1999 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

                                 LEGAL OPINIONS

Shea & Gardner of Washington, D.C., has provided advice on certain matters relating to the federal securities laws in connection with the contract.

                               FEDERAL TAX STATUS
OTHER TAX RULES

o  ENTITY OWNERS

Where a contract is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or, in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract will be subject to tax.

o  PURCHASE PAYMENTS MADE BEFORE AUGUST  14, 1982

If your contract was issued in exchange for a contract containing purchase payments made before August 14, 1982, favorable tax rules may apply to certain withdrawals from the contract. Generally, withdrawals are treated as a recovery of your investment in the contract first until purchase payments made before August 14, 1982 are withdrawn. Moreover, any income allocable to purchase payments made before August 14, 1982, is not subject to the 10% penalty tax.

o  WITHHOLDING OF TAX FROM DISTRIBUTIONS

Taxable amounts distributed from annuity contracts are subject to tax withholding. You may generally elect not to have tax withheld from your payments. The rate of withholding on annuity payments will be determined on the basis of the withholding certificate you file with Prudential. Absent these elections, Prudential will withhold the tax amounts required by the applicable tax regulations. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are not sufficient. If you do not provide a social security number or other taxpayer identification number, you will not be permitted to elect out of withholding.

o  NONRESIDENT ALIENS

Special tax withholding rules apply to nonresident aliens.

o  TRANSFERS TO YOUNGER PERSONS

If you transfer your contract to a person either 37 1/2 years younger than you, or a grandchild, (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences.

   PLEASE CONSULT A QUALIFIED TAX ADVISER FOR COMPLETE INFORMATION AND ADVICE.

                              FINANCIAL STATEMENTS

The consolidated financial statements of Prudential and its subsidiaries included herein should be distinguished from the financial statements of the Account, and should be considered only as bearing upon the ability of Prudential to meet its obligations under the contracts.

<===============================================================================


                                                        FINANCIAL STATEMENTS OF
                                          THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 1999

                                                                                    SUBACCOUNTS
                                                     -----------------------------------------------------------------------------
                                                          MONEY        DIVERSIFIED                      FLEXIBLE      CONSERVATIVE
                                                         MARKET           BOND           EQUITY          MANAGED        BALANCED
                                                        PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                     -------------   -------------  --------------  --------------  --------------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios at net asset value [Note 3] .......   $ 236,134,390   $ 151,342,441  $1,051,054,750   $ 663,061,265  $1,101,424,952
  Receivable from (Payable to) The Prudential
    Insurance Company of America [Note 2] ........       1,104,598         160,105      (1,155,988)       (620,950)       (870,561)
                                                     -------------   -------------  --------------  --------------  --------------
  Net Assets .....................................   $ 237,238,988   $ 151,502,546  $1,049,898,762   $ 662,440,315  $1,100,554,391
                                                     =============   =============  ==============  ==============  ==============
NET ASSETS, representing:
  Equity of contract owners [Note 4] .............   $ 237,186,451   $ 151,172,016  $1,049,898,762   $ 662,354,860  $1,100,460,804
  Equity of annuitants [Note 2] ..................          52,537         330,530               0          85,455          93,587
                                                     -------------   -------------  --------------  --------------  --------------
                                                     $ 237,238,988   $ 151,502,546  $1,049,898,762  $  662,440,315  $1,100,554,391
                                                     =============   =============  ==============  ==============  ==============


                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14

                                                                  A1


                                                    SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
    HIGH                                                                                                             SMALL
    YIELD           STOCK          EQUITY          NATURAL                        GOVERNMENT      PRUDENTIAL    CAPITALIZATION
    BOND            INDEX          INCOME         RESOURCES         GLOBAL          INCOME         JENNISON          STOCK
  PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
-------------   -------------   -------------    ------------   -------------   -------------   -------------   -------------
$ 118,242,338   $ 701,084,104   $ 548,254,887    $ 66,721,005   $ 300,486,646   $ 144,305,001   $ 462,354,881   $  81,754,708

     (117,546)       (401,558)       (864,283)        (17,352)       (592,057)       (201,150)        287,707        (150,192)
-------------   -------------   -------------    ------------   -------------   -------------   -------------   -------------
$ 118,124,792   $ 700,682,546   $ 547,390,604    $ 66,703,653   $ 299,894,589   $ 144,103,851   $ 462,642,588   $  81,604,516
=============   =============   =============    ============   =============   =============   =============   =============

$ 118,124,792   $ 700,682,546   $ 547,390,604    $ 66,703,653   $ 299,894,589   $ 144,103,851   $ 462,642,588   $  81,604,516
            0               0               0               0               0               0               0               0
-------------   -------------   -------------    ------------   -------------   -------------   -------------   -------------
$ 118,124,792   $ 700,682,546   $ 547,390,604    $ 66,703,653   $ 299,894,589   $ 144,103,851   $ 462,642,588   $  81,604,516
=============   =============   =============    ============   =============   =============   =============   =============

                                                SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14

                                                              A2



                                                        FINANCIAL STATEMENTS OF
                                          THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT

STATEMENTS OF OPERATIONS
For the year ended December 31, 1999


                                                                                       SUBACCOUNTS
                                                   --------------------------------------------------------------------------------
                                                       MONEY        DIVERSIFIED                         FLEXIBLE       CONSERVATIVE
                                                      MARKET           BOND           EQUITY             MANAGED         BALANCED
                                                     PORTFOLIO       PORTFOLIO       PORTFOLIO          PORTFOLIO        PORTFOLIO
                                                   ------------    ------------    -------------      ------------     ------------
INVESTMENT INCOME
  Dividend income ..............................   $ 12,015,238    $          0    $  19,249,328      $     35,509     $ 49,107,204
                                                   ------------    ------------    -------------      ------------     ------------
EXPENSES
  Charges to contract owners
    for assuming mortality risk and expense
    risk and for administration [Note 5A] ......      2,947,255       2,176,427       13,982,580         8,897,274       14,842,397
                                                   ------------    ------------    -------------      ------------     ------------
NET INVESTMENT INCOME (LOSS) ...................      9,067,983      (2,176,427)       5,266,748        (8,861,765)      34,264,807
                                                   ------------    ------------    -------------      ------------     ------------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
    Capital gains distributions received .......              0         543,779      129,147,993         9,009,841        7,167,126
    Realized gain (loss) on shares
      redeemed .................................              0        (188,946)      95,495,330         6,334,314       10,663,396
    Net change in unrealized gain (loss)
      on investments ...........................              0      (2,050,062)    (102,878,866)       40,681,781       12,361,397
                                                   ------------    ------------    -------------      ------------     ------------
NET GAIN (LOSS) ON INVESTMENTS .................              0      (1,695,229)     121,764,457        56,025,936       30,191,919
                                                   ------------    ------------    -------------      ------------     ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ...................................   $  9,067,983    $ (3,871,656)   $ 127,031,205      $ 47,164,171     $ 64,456,726
                                                   ============    ============    =============      ============     ============

                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14

                                                           A3



                                                SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
   HIGH                                                                                                            SMALL
   YIELD           STOCK          EQUITY          NATURAL                        GOVERNMENT      PRUDENTIAL    CAPITALIZATION
   BOND            INDEX          INCOME         RESOURCES         GLOBAL          INCOME         JENNISON          STOCK
 PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
------------   -------------    ------------  ------------   -------------    ------------   --------------    --------------



$    433,074    $  7,248,731    $ 14,518,680  $    445,038   $   1,121,899    $          0    $     612,037     $         0
------------   -------------    ------------  ------------   -------------    ------------    -------------     -----------



   1,740,337       8,213,519       7,806,137       777,883       2,992,956       2,122,963        4,134,468         999,262
------------   -------------    ------------  ------------   -------------    ------------    -------------     -----------
  (1,307,263)       (964,788)      6,712,543      (332,845)     (1,871,057)     (2,122,963)      (3,522,431)       (999,262)
------------   -------------    ------------  ------------   -------------    ------------    -------------     -----------


           0       8,725,162      65,080,357             0       1,967,159               0       18,765,257       1,607,083

  (5,035,846)     66,877,752      63,121,473    (3,692,274)     24,270,431       2,043,736       11,372,570         197,643

  11,614,731      45,834,476     (60,800,540)   27,473,541      75,285,819      (7,442,274)      96,880,324       6,811,101
------------   -------------    ------------  ------------   -------------    ------------    -------------     -----------
   6,578,885     121,437,390      67,401,290    23,781,267     101,523,409      (5,398,538)     127,018,151       8,615,827
------------   -------------    ------------  ------------   -------------    ------------    -------------     -----------


$  5,271,622   $ 120,472,602    $ 74,113,833  $ 23,448,422   $  99,652,352    $ (7,521,501)   $ 123,495,720     $ 7,616,565
============   =============    ============  ============   =============    ============    =============     ===========

                                  SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14

                                                            A4


                                                     FINANCIAL STATEMENTS OF
                                       THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1999 and 1998


                                                                                SUBACCOUNTS
                                           ---------------------------------------------------------------------------------------
                                                  MONEY MARKET               DIVERSIFIED BOND                     EQUITY
                                                     PORTFOLIO                    PORTFOLIO                       PORTFOLIO
                                            --------------------------  ---------------------------  ------------------------------
                                                1999         1998           1999          1998              1999          1998
                                            ------------  ------------  ------------  -------------  --------------  --------------
OPERATIONS
  Net investment income (loss) ............  $ 9,067,983  $ 10,342,733 $  (2,176,427)  $ 10,961,626     $ 5,266,748  $    8,468,557
  Capital gains distributions received ....            0             0       543,779        822,234     129,147,993     144,827,411
  Realized gain (loss) on shares redeemed .            0             0      (188,946)       678,365      95,495,330      84,956,911
  Net change in unrealized gain (loss)
    on investments ........................            0             0    (2,050,062)       231,661    (102,878,866)   (127,608,808)
                                            ------------  ------------  ------------  -------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ..............................    9,067,983    10,342,733    (3,871,656)    12,693,886     127,031,205     110,644,071
                                            ------------  ------------  ------------  -------------  --------------  --------------
ANNUITY PAYMENTS AND
  OTHER OPERATING TRANSFERS
  Contract Owner Net Payments .............   11,457,111    19,047,075     3,540,708      7,493,461      16,359,199      29,716,539
  Annuity Payments ........................      (11,462)      (11,427)      (80,358)       (75,573)              0               0
  Surrenders, Withdrawals
    and Death Benefits .................... (125,491,746)  (85,288,504)  (55,839,481)   (39,747,715)   (305,755,352)   (227,791,649)
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Options .....   77,792,568    74,158,657   (10,172,672)     9,831,958     (95,717,997)    (50,984,299)
  Deferred Sales and Other Charges ........      (21,934)      (21,437)      (32,141)       (31,385)       (214,706)       (219,027)
                                            ------------  ------------  ------------  -------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM ANNUITY
  PAYMENTS AND OTHER OPERATING
  TRANSFERS ...............................  (36,275,463)    7,884,364   (62,583,944)   (22,529,254)   (385,328,856)   (249,278,436)
                                            ------------  ------------  ------------  -------------  --------------  --------------
NET INCREASE (DECREASE) IN NET
  ASSETS RETAINED IN THE ACCOUNT
  [Note 7] ................................            0    (4,079,634)            0          6,836               0      (2,479,523)
                                            ------------  ------------  ------------  -------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS ..............................  (27,207,480)   14,147,463   (66,455,600)    (9,828,532)   (258,297,651)   (141,113,888)

NET ASSETS
  Beginning of year .......................  264,446,468   250,299,005   217,958,146    227,786,678   1,308,196,413   1,449,310,301
                                            ------------  ------------  ------------  -------------  --------------  --------------
  End of year ............................. $237,238,988  $264,446,468  $151,502,546  $ 217,958,146  $1,049,898,762  $1,308,196,413
                                            ============  ============  ============  =============  ==============  ==============

                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14

                                                             A5


                                    SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------
       FLEXIBLE MANAGED               CONSERVATIVE BALANCED            HIGH YIELD BOND
           PORTFOLIO                        PORTFOLIO                     PORTFOLIO
-----------------------------  ------------------------------  ----------------------------
     1999            1998            1999            1998            1999           1998
-------------  --------------  --------------  --------------  -------------  -------------


$  (8,861,765) $   17,550,458  $   34,264,807  $   43,493,736  $  (1,307,263) $  16,319,650
    9,009,841      86,035,269       7,167,126      83,734,628              0              0
    6,334,314      11,115,417      10,663,396      12,851,707     (5,035,846)      (790,210)

   40,681,781     (39,636,425)     12,361,397       4,365,369     11,614,731    (22,198,255)
-------------  --------------  --------------  --------------  -------------  -------------


   47,164,171      75,064,719      64,456,726     144,445,440      5,271,622     (6,668,815)
-------------  --------------  --------------  --------------  -------------  -------------


   11,907,404      22,415,245      16,390,577      30,313,954      2,055,406      8,252,011
       (9,685)        (15,788)        (16,143)        (15,705)             0              0

 (200,132,196)   (142,521,722)   (349,775,457)   (240,337,372)   (44,045,945)   (35,428,319)

  (31,654,424)    (21,663,353)    (31,480,355)    (28,841,738)   (20,289,560)     2,319,159
     (214,143)       (228,301)       (231,817)       (245,663)       (19,366)       (18,595)
-------------  --------------  --------------  --------------  -------------  -------------



 (220,103,044)   (142,013,919)   (365,113,195)   (239,126,524)   (62,299,465)   (24,875,744)
-------------  --------------  --------------  --------------  -------------  -------------


            0      (3,918,738)              0      (7,786,414)             0        (13,424)
-------------  --------------  --------------  --------------  -------------  -------------

 (172,938,873)    (70,867,938)   (300,656,469)   (102,467,498)   (57,027,843)   (31,557,983)


  835,379,188     906,247,126   1,401,210,860   1,503,678,358    175,152,635    206,710,618
-------------  --------------  --------------  --------------  -------------  -------------
$ 662,440,315  $  835,379,188  $1,100,554,391  $1,401,210,860  $ 118,124,792  $ 175,152,635
=============  ==============  ==============  ==============  =============  =============

                SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14

                                      A6



                                                     FINANCIAL STATEMENTS OF
                                       THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1999 and 1998


                                                                                   SUBACCOUNTS
                                              -------------------------------------------------------------------------------------
                                                        STOCK                        EQUITY                        NATURAL
                                                        INDEX                        INCOME                       RESOURCES
                                                      PORTFOLIO                     PORTFOLIO                     PORTFOLIO
                                              ---------------------------  ---------------------------  ---------------------------
                                                  1999           1998           1999          1998           1999          1998
                                              ------------   ------------  ------------   ------------  ------------   ------------
OPERATIONS
  Net investment income (loss) .............  $   (964,788)  $    141,601  $  6,712,543  $  12,144,316  $   (332,845)  $   (325,033)
  Capital gains distributions received .....     8,725,162     10,418,287    65,080,357     48,729,087             0      5,030,198
  Realized gain (loss) on shares redeemed ..    66,877,752     43,780,963    63,121,473     38,248,407    (3,692,274)    (6,039,489)
  Net change in unrealized gain (loss)
    on investments .........................    45,834,476     92,626,185   (60,800,540)  (129,699,817)   27,473,541    (14,947,592)
                                              ------------   ------------  ------------   ------------  ------------   ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS ...............................   120,472,602    146,967,036    74,113,833    (30,578,007)   23,448,422    (16,281,916)
                                              ------------   ------------  ------------   ------------  ------------   ------------
ANNUITY PAYMENTS AND
  OTHER OPERATING TRANSFERS
  Contract Owner Net Payments ..............    18,529,270     24,500,709     6,548,845     22,166,099       647,705      1,759,006
  Annuity Payments .........................             0              0             0              0             0              0
  Surrenders, Withdrawals
    and Death Benefits .....................  (171,787,817)   (99,445,039) (217,939,473)  (135,728,883)  (14,854,331)   (13,931,910)
  Net Transfers From (To) Other
    Subaccounts or Fixed Rate Option .......    63,564,390     15,244,688   (74,907,708)   (18,894,051)   (6,970,038)   (20,293,516)
  Deferred Sales and Other Charges .........      (103,365)       (84,556)      (71,356)       (63,403)      (14,297)       (17,384)
                                              ------------   ------------  ------------   ------------  ------------   ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM ANNUITY
  PAYMENTS AND OTHER OPERATING
  TRANSFERS ................................   (89,797,522)   (59,784,198) (286,369,692)  (132,520,238)  (21,190,961)   (32,483,804)
                                              ------------   ------------  ------------   ------------  ------------   ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RETAINED IN THE ACCOUNT
  [Note 7] .................................             0     (1,476,693)            0     (1,335,878)            0     (1,056,129)
                                              ------------   ------------  ------------   ------------  ------------   ------------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS ...............................    30,675,080     85,706,145  (212,255,859)  (164,434,123)    2,257,461    (49,821,849)

NET ASSETS
  Beginning of year ........................   670,007,466    584,301,321   759,646,463    924,080,586    64,446,192    114,268,041
                                              ------------   ------------  ------------   ------------  ------------   ------------
  End of year ..............................  $700,682,546   $670,007,466  $547,390,604   $759,646,463  $ 66,703,653   $ 64,446,192
                                              ============   ============  ============   ============  ============   ============

                                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14

                                                                 A7



                                                   SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
                                                                                                            SMALL
                                          GOVERNMENT                    PRUDENTIAL                     CAPITALIZATION
           GLOBAL                           INCOME                       JENNISON                           STOCK
          PORTFOLIO                        PORTFOLIO                     PORTFOLIO                        PORTFOLIO
----------------------------    ---------------------------    ----------------------------    ----------------------------
    1999            1998            1999            1998            1999            1998            1999            1998
------------    ------------    ------------   ------------    ------------    ------------    ------------    ------------

$ (1,871,057)   $    340,249   $  (2,122,963)  $ 10,219,794    $ (3,522,431)   $ (1,783,558)     $ (999,262)   $   (620,984)
   1,967,159      10,854,082               0              0      18,765,257       3,660,421       1,607,083       6,391,614
  24,270,431      14,764,669       2,043,736      1,650,896      11,372,570       4,398,979         197,643       1,486,431


  75,285,819      28,186,381      (7,442,274)     5,136,878      96,880,324      51,294,609       6,811,101      (9,797,860)
------------    ------------    ------------   ------------    ------------    ------------    ------------    ------------


  99,652,352      54,145,381      (7,521,501)    17,007,568     123,495,720      57,570,451       7,616,565      (2,540,799)
------------    ------------    ------------   ------------    ------------    ------------    ------------    ------------


   2,860,610       5,063,342       2,604,249      3,666,532      17,824,524      17,246,201       3,130,826       7,596,842
           0               0               0              0               0               0               0               0

 (63,071,111)    (35,899,207)    (61,942,296)   (43,974,647)    (69,623,527)    (17,922,398)    (19,759,658)    (11,810,054)

   2,383,753     (24,753,353)     (9,525,277)     9,701,933     142,625,324      49,190,893     (13,447,873)      5,267,396
     (27,665)        (26,535)        (28,207)       (29,963)        (58,413)        (28,692)        (19,755)        (16,231)
------------    ------------    ------------   ------------    ------------    ------------    ------------    ------------



 (57,854,413)    (55,615,753)    (68,891,531)   (30,636,145)     90,767,908      48,486,004     (30,096,460)      1,037,953
------------    ------------    ------------   ------------    ------------    ------------    ------------    ------------


           0      (2,097,364)              0       (557,286)              0        (235,861)              0        (327,169)
------------    ------------    ------------   ------------    ------------    ------------    ------------    ------------

  41,797,939      (3,567,736)    (76,413,032)   (14,185,863)    214,263,628     105,820,594     (22,479,895)     (1,830,015)


 258,096,650     261,664,386     220,516,883    234,702,746     248,378,960     142,558,366     104,084,411     105,914,426
------------    ------------    ------------   ------------    ------------    ------------    ------------    ------------
$299,894,589    $258,096,650    $144,103,851   $220,516,883    $462,642,588    $248,378,960    $ 81,604,516    $104,084,411
============    ============    ============   ============    ============    ============    ============    ============

                                  SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A9 THROUGH A14

                                                       A8


                        NOTES TO FINANCIAL STATEMENTS OF
               THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT
                                DECEMBER 31, 1999

NOTE 1: GENERAL

     The Prudential Individual Variable Contract Account (the "Account") of The Prudential Insurance Company of America ("Prudential") was established on October 12, 1982 by a resolution of Prudential's Board of Directors, in conformity with insurance laws of the State of New Jersey. The assets of the Account are segregated from Prudential's other assets. Proceeds from the purchases of The Prudential Variable Investment Plan ("VIP") and The Prudential Discovery Plus ("PDISCO+") variable annuity contracts are invested in the Account.

     The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The account is a funding vehicle for individual variable annuity contracts. There are thirteen subaccounts within the Account, each of which invests only in a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund"). The Series Fund is a diversified open-end management investment company, and is managed by The Prudential.

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

     The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

     Investments--The investments in shares of the Series Fund are stated at the net asset value of the respective portfolio.

     Security Transactions--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

     Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund and are recorded on the ex-dividend date.

     Equity of Annuitants--Equity of annuitants is the reserve for currently payable contracts and is computed using the following: the 1983 A Mortality Table, the investment results of annuitants' subaccounts, an assumed investment result of 3.5% and various valuation interest rates ranging from 6.5% to 11%, depending on the contract's year of issue.

     Receivable from (Payable to) The Prudential Insurance Company of America--At times, Prudential may owe an amount to or expect to receive an amount from the Account primarily related to processing contract owner payments, surrenders, withdrawals and death benefits. Also included in this amount is a receivable from Prudential to fund annuitant reserves. This amount is reflected in the Account's Statements of Net Assets as either a receivable from or payable to Prudential. The receivable and or payable does not have an effect on the contract owner's account or the related unit value.

                                       A9

NOTE 3: INVESTMENT INFORMATION FOR THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS

     The net asset value per share for each portfolio of the Series Fund, the number of shares (rounded) of each portfolio held by the subaccounts and the aggregate cost of investments in such shares at December 31, 1999 were as follows:


                                                                               PORTFOLIOS
                                            ------------------------------------------------------------------------------
                                                MONEY        DIVERSIFIED                      FLEXIBLE      CONSERVATIVE
                                               MARKET           BOND          EQUITY           MANAGED        BALANCED
                                            ------------    ------------    ------------    ------------    --------------
     Number of shares (rounded):              23,613,439      13,821,227      36,368,676      37,588,507        71,707,354
     Net asset value per share:             $      10.00    $      10.95    $      28.90    $      17.64    $        15.36
     Cost:                                  $236,134,390    $151,602,264    $870,158,252    $618,856,070    $1,057,374,685


                                                                           PORTFOLIOS (CONTINUED)
                                            ------------------------------------------------------------------------------
                                             HIGH YIELD         STOCK         EQUITY           NATURAL
                                                BOND            INDEX         INCOME          RESOURCES        GLOBAL
                                            ------------    ------------    ------------    ------------    --------------
     Number of shares (rounded):              15,723,715      15,772,421      28,086,828       3,838,953         9,699,375
     Net asset value per share:             $       7.52    $      44.45    $      19.52    $      17.38    $        30.98
     Cost:                                  $125,102,650    $310,318,004    $474,579,315    $ 62,494,690    $  149,828,064


                                                    PORTFOLIOS (CONTINUED)
                                            ---------------------------------------------
                                                                                SMALL
                                              GOVERNMENT      PRUDENTIAL   CAPITALIZATION
                                                INCOME         JENNISON         STOCK
                                            ------------    ------------    -------------
     Number of shares (rounded):              12,493,939      14,274,618       5,031,059
     Net asset value per share:             $      11.55    $      32.39    $      16.25
     Cost:                                  $141,576,141    $285,323,476    $ 71,814,601


                                      A10

NOTE 4: CONTRACT OWNER UNIT INFORMATION

     Outstanding contract owner units (rounded), unit values and total value of contract owner equity at December 31, 1999 were as follows:


                                                                           SUBACCOUNTS
                                              ----------------------------------------------------------------------------
                                                 MONEY        DIVERSIFIED                      FLEXIBLE     CONSERVATIVE
                                                MARKET           BOND          EQUITY           MANAGED       BALANCED
                                               PORTFOLIO       PORTFOLIO      PORTFOLIO        PORTFOLIO      PORTFOLIO
                                              ------------    ------------  --------------    ------------  --------------
     Contract Owner Units Outstanding
       (VIP-rounded): ....................      19,534,818      12,088,846      34,792,596      50,140,349      86,467,189
     Unit Value (VIP) ....................    $    2.26001    $    3.33181  $      8.40176    $    5.26597  $      4.46856
                                              ------------    ------------  --------------    ------------  --------------
     Contract Owner Equity (VIP) .........    $ 44,148,884    $ 40,277,738  $  292,319,039    $264,037,576  $  386,383,821
                                              ------------    ------------  --------------    ------------  --------------
     Contract Owner Units Outstanding
       (PDISCO+-rounded): ................      85,414,475      33,283,494      90,169,170      75,639,870     159,800,245
     Unit Value (PDISCO+) ................    $    2.26001    $    3.33181  $      8.40176    $    5.26597  $      4.46856
                                              ------------    ------------  --------------    ------------  --------------
     Contract Owner Equity (PDISCO+) .....    $193,037,567    $110,894,278  $  757,579,723    $398,317,284  $  714,076,983
                                              ------------    ------------  --------------    ------------  --------------
     TOTAL CONTRACT OWNER EQUITY .........    $237,186,451    $151,172,016  $1,049,898,762    $662,354,860  $1,100,460,804
                                              ============    ============  ==============    ============  ==============


                                                                      SUBACCOUNTS (CONTINUED)
                                              ----------------------------------------------------------------------------
                                              HIGH YIELD         STOCK         EQUITY           NATURAL
                                                 BOND            INDEX         INCOME          RESOURCES       GLOBAL
                                               PORTFOLIO       PORTFOLIO      PORTFOLIO        PORTFOLIO      PORTFOLIO
                                              ------------    ------------  --------------    ------------  --------------
     Contract Owner Units Outstanding
       (VIP-rounded): ....................      11,178,289      32,475,674      22,411,904       5,492,182      15,572,878
     Unit Value (VIP) ....................    $    2.30202    $    5.76845   $     4.40644    $    2.93138  $      3.47198
                                              ------------    ------------  --------------    ------------  --------------
     Contract Owner Equity (VIP) .........    $ 25,732,645    $187,334,304   $  98,756,712    $ 16,099,672  $   54,068,720
                                              ------------    ------------  --------------    ------------  --------------
     Contract Owner Units Outstanding
       (PDISCO+-rounded): ................      40,135,250      88,992,405     101,813,231      17,262,853      70,802,789
     Unit Value (PDISCO+) ................    $    2.30202    $    5.76845   $     4.40644    $    2.93138  $      3.47198
                                              ------------    ------------  --------------    ------------  --------------
     Contract Owner Equity (PDISCO+) .....    $ 92,392,147    $513,348,242   $ 448,633,892    $ 50,603,981  $  245,825,869
                                              ------------    ------------  --------------    ------------  --------------
     TOTAL CONTRACT OWNER EQUITY .........    $118,124,792    $700,682,546   $ 547,390,604    $ 66,703,653  $  299,894,589
                                              ============    ============   =============    ============  ==============


                                                        SUBACCOUNTS (CONTINUED)
                                              --------------------------------------------
                                                                                SMALL
                                              GOVERNMENT      PRUDENTIAL   CAPITALIZATION
                                                INCOME         JENNISON         STOCK
                                               PORTFOLIO       PORTFOLIO      PORTFOLIO
                                              ------------    ------------  --------------
     Contract Owner Units Outstanding
       (VIP-rounded): ....................      20,844,166      31,896,465       8,966,981
     Unit Value (VIP) ....................    $    1.94932    $    3.49744   $     1.90175
                                              ------------    ------------  --------------
     Contract Owner Equity (VIP) .........    $ 40,631,950    $111,555,974   $  17,052,956
                                              ------------    ------------  --------------
     Contract Owner Units Outstanding
       (PDISCO+-rounded): ................      53,081,024     100,383,885      33,943,242
     Unit Value (PDISCO+) ................    $    1.94932    $    3.49744   $     1.90175
                                              ------------    ------------  --------------
     Contract Owner Equity (PDISCO+) .....    $103,471,901    $351,086,614   $  64,551,560
                                              ------------    ------------  --------------
     TOTAL CONTRACT OWNER EQUITY .........    $144,103,851    $462,642,588   $  81,604,516
                                              ============    ============   =============


                                      A11

NOTE 5: CHARGES AND EXPENSES

     A.   Mortality Risk, Expense Risk and Administrative Charges

          The mortality risk and expense risk charges, at effective annual rates of 0.8% and 0.4%, respectively (for a total of 1.2% per year), are applied daily against the net assets representing equity of VIP contract owners and annuitants held in each subaccount. Mortality risk is that annuitants may live longer than estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Prudential.

          The mortality risk, expense risk and administrative charges at effective annual rates of 0.7%, 0.3% and 0.2%, respectively (for a total of 1.2% per year), are applied daily against the net assets representing equity of PDISCO+ contract owners held in each subaccount. Administrative charges include costs associated with issuing the contract, establishing and maintaining records, and providing reports to contract owners.

     B.   Deferred Sales Charge

          A deferred sales charge is imposed upon the withdrawals of certain purchase payments to compensate Prudential for sales and other marketing expenses. The amount of any sales charge will depend on the amount withdrawn and the number of contract years that have elapsed since the contract owner or annuitant made the purchase payments deemed to be withdrawn. No sales charge is made against the withdrawal of investment income. A reduced sales charge is imposed in connection with the withdrawal of a purchase payment to effect an annuity if three or more contract years have elapsed since the contract date, unless the annuity effected is an annuity certain. No sales charge is imposed on death benefit payments or on transfers made between subaccounts.

     C.   Annual Maintenance Charge

          An annual maintenance charge of $30 will be deducted if and only if the contract fund is less than $10,000 on a contract anniversary or at the time of a full withdrawal, including a withdrawal to effect an annuity. The charge is made by reducing accumulation units credited to a contract owner's account.


NOTE 6: TAXES

     Prudential is taxed as a "life insurance company" as defined by the Internal Revenue Code and the results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.

                                      A12

NOTE 7: NET INCREASE (DECREASE) IN NET ASSETS RETAINED IN THE ACCOUNT

     The increase (decrease) in net assets retained in the account represents the net contributions (withdrawals) of Prudential to (from) the Account. Effective October 13, 1998 Prudential no longer maintains a position in the Account. Previously, Prudential maintained a position in the Account for liquidity purposes including unit purchases and redemptions, fund share transactions and expense processing.


NOTE 8: UNIT ACTIVITY

     Transactions in units (including transfers among subaccounts) for the years ended December 31, 1999 and 1998 were as follows:


                                                                SUBACCOUNTS
                            -------------------------------------------------------------------------------------------
                                     MONEY MARKET                  DIVERSIFIED BOND                     EQUITY
                                       PORTFOLIO                       PORTFOLIO                       PORTFOLIO
                            ---------------------------     ---------------------------     ---------------------------
                                  1999          1998            1999            1998            1999            1998
                            ------------   ------------     -----------     -----------     -----------     -----------
     Contract Owner
       Contributions:        120,541,999    162,020,025       5,478,067      14,301,983       7,871,857      14,968,731
     Contract Owner
       Redemptions:         (136,943,848)  (158,372,017)    (24,157,782)    (21,127,390)    (55,981,248)    (48,934,246)


                                                              SUBACCOUNTS (CONTINUED)
                            -------------------------------------------------------------------------------------------
                                   FLEXIBLE MANAGED              CONSERVATIVE BALANCED              HIGH YIELD BOND
                                       PORTFOLIO                       PORTFOLIO                       PORTFOLIO
                            ---------------------------     ---------------------------     ---------------------------
                                  1999          1998            1999            1998            1999            1998
                            ------------   ------------     -----------     -----------     -----------     -----------
     Contract Owner
       Contributions:          5,927,012      9,450,947      10,798,174      17,543,869       7,232,717      23,750,625
     Contract Owner
       Redemptions:          (49,080,304)   (39,382,429)    (95,144,996)    (76,785,137)    (34,577,950)    (34,650,846)


                                                                SUBACCOUNTS (CONTINUED)
                            -------------------------------------------------------------------------------------------
                                      STOCK INDEX                    EQUITY INCOME                 NATURAL RESOURCES
                                       PORTFOLIO                       PORTFOLIO                       PORTFOLIO
                            ---------------------------     ---------------------------     ---------------------------
                                  1999          1998            1999            1998            1999            1998
                            ------------   ------------     -----------     -----------     -----------     -----------
     Contract Owner
       Contributions:         29,824,749     27,342,157       8,842,570      23,428,982       4,814,420       3,558,351
     Contract Owner
       Redemptions:          (46,720,211)   (41,806,266)    (76,311,324)    (56,512,147)    (13,775,656)    (17,442,303)


                                                                SUBACCOUNTS (CONTINUED)
                            -------------------------------------------------------------------------------------------
                                        GLOBAL                     GOVERNMENT INCOME              PRUDENTIAL JENNISON
                                       PORTFOLIO                       PORTFOLIO                       PORTFOLIO
                            ---------------------------     ---------------------------     ---------------------------
                                  1999          1998            1999            1998            1999            1998
                            ------------   ------------     -----------     -----------     -----------     -----------
     Contract Owner
       Contributions:         16,447,350     22,539,970       6,796,447      19,860,202      89,398,981      54,234,114
     Contract Owner
       Redemptions:          (38,992,065)   (49,189,366)    (41,641,719)    (35,648,299)    (56,926,938)    (32,139,539)


                              SUBACCOUNTS (CONTINUED)
                            ---------------------------
                               SMALL CAPITALIZATION
                                   PORTFOLIO
                            ------------   ------------
                                1999           1998
                            ------------   ------------
     Contract Owner
       Contributions:         12,668,700     33,038,958
     Contract Owner
       Redemptions:          (30,706,392)   (32,730,568)


                                                   A13

NOTE 9: PURCHASES AND SALES OF INVESTMENTS

     The aggregate costs of purchases and proceeds from sales of investments in the Series Fund for the year ended December 31, 1999 were as follows:


                                                                PORTFOLIOS
                              -----------------------------------------------------------------------------
                                   MONEY        DIVERSIFIED                      FLEXIBLE     CONSERVATIVE
                                  MARKET           BOND           EQUITY          MANAGED       BALANCED
                              -------------   -------------   -------------   -------------   -------------
     Purchases                $  98,052,203   $   3,705,800   $   1,500,795   $   1,836,684   $     922,297
     Sales                    $(138,319,569)  $ (68,227,344)  $(399,656,242)  $(230,123,539)  $(379,906,625)


                                                          PORTFOLIOS (CONTINUED)
                              -----------------------------------------------------------------------------
                                HIGH YIELD         STOCK          EQUITY          NATURAL
                                   BOND            INDEX          INCOME         RESOURCES       GLOBAL
                              -------------   -------------   -------------   -------------   -------------
     Purchases                $   3,106,634   $  27,227,426   $   2,647,979   $   3,439,543   $  10,600,188
     Sales                    $ (67,028,889)  $(124,836,908)  $(295,959,525)  $ (25,391,037)  $ (70,855,501)


                                          PORTFOLIOS (CONTINUED)
                              ----------------------------------------------
                                                                   SMALL
                                GOVERNMENT      PRUDENTIAL    CAPITALIZATION
                                  INCOME         JENNISON          STOCK
                              -------------   -------------   --------------
     Purchases                $   2,160,559   $ 124,721,410   $   6,309,900
     Sales                    $ (72,973,903)  $ (38,375,678)  $ (37,255,430)



                                                  A14

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners of the
Prudential Individual Variable Contract Account and the Board of Directors of The Prudential Insurance Company of America

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts (Money Market Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Conservative Balanced Portfolio, High Yield Bond Portfolio, Stock Index Portfolio, Equity Income Portfolio, Natural Resources Portfolio, Global Portfolio, Government Income Portfolio, Prudential Jennison Portfolio and Small Capitalization Stock Portfolio) of the Prudential Individual Variable Contract Account at December 31, 1999, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of The Prudential Insurance Company of America's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 1999, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
March 17, 2000

                                      A15

The Prudential Insurance Company of America

Consolidated Statements of Financial Position
December 31, 1999 and 1998 (In Millions)
--------------------------------------------------------------------------------


                                                                                                      1999              1998
                                                                                                 ---------------   ----------------
ASSETS
  Fixed maturities:
     Available for sale, at fair value (amortized cost, 1999: $76,815; 1998: $76,997)                  $ 74,697           $ 80,158
     Held to maturity, at amortized cost (fair value, 1999: $14,112; 1998: $17,906)                      14,237             16,848
  Trading account assets, at fair value                                                                   9,741              8,888
  Equity securities, available for sale, at fair value (cost, 1999: $2,531; 1998: $2,583)                 3,264              2,759
  Mortgage loans on real estate                                                                          16,268             16,016
  Investment real estate                                                                                    770                675
  Policy loans                                                                                            7,590              7,476
  Securities purchased under agreements to resell                                                        13,944             10,252
  Cash collateral for borrowed securities                                                                 7,124              5,622
  Other long-term investments                                                                             4,087              3,474
  Short-term investments                                                                                 12,303              9,781
                                                                                                 ---------------   ----------------
     Total investments                                                                                  164,025            161,949

  Cash                                                                                                    1,330              1,943
  Accrued investment income                                                                               1,836              1,795
  Broker-dealer related receivables                                                                      11,346             10,142
  Deferred policy acquisition costs                                                                       7,324              6,462
  Other assets                                                                                           17,102             16,200
  Separate account assets                                                                                82,131             80,931
                                                                                                 ---------------   ----------------
TOTAL ASSETS                                                                                          $ 285,094          $ 279,422
                                                                                                 ===============   ================

LIABILITIES AND EQUITY
LIABILITIES
  Future policy benefits                                                                               $ 68,069           $ 67,059
  Policyholders' account balances                                                                        31,578             33,098
  Unpaid claims and claim adjustment expenses                                                             2,829              3,806
  Policyholders' dividends                                                                                1,484              1,444
  Securities sold under agreements to repurchase                                                         24,598             21,486
  Cash collateral for loaned securities                                                                  10,775              7,132
  Income taxes payable                                                                                      804                785
  Broker-dealer related payables                                                                          5,839              6,530
  Securities sold but not yet purchased                                                                   6,968              5,771
  Short-term debt                                                                                        10,858             10,082
  Long-term debt                                                                                          5,513              4,734
  Other liabilities                                                                                      14,357             16,169
  Separate account liabilities                                                                           82,131             80,931
                                                                                                 ---------------   ----------------
           Total liabilities                                                                            265,803            259,027
                                                                                                 ---------------   ----------------

COMMITMENTS AND CONTINGENCIES (See Notes 14 and 15)
EQUITY
  Accumulated other comprehensive income/(loss)                                                            (685)             1,232
  Retained earnings                                                                                      19,976             19,163
                                                                                                 ---------------   ----------------
            Total equity                                                                                 19,291             20,395
                                                                                                 ---------------   ----------------
 TOTAL LIABILITIES AND EQUITY                                                                         $ 285,094          $ 279,422
                                                                                                 ===============   ================


                 See Notes to Consolidated Financial Statements
                                       B1

The Prudential Insurance Company of America

Consolidated Statements of Operations
Years Ended December 31, 1999, 1998 and 1997 (In Millions)
--------------------------------------------------------------------------------


                                                                                  1999              1998              1997
                                                                             ---------------    --------------    --------------
REVENUES
  Premiums                                                                           $9,475            $9,024            $9,015
  Policy charges and fee income                                                       1,516             1,465             1,423
  Net investment income                                                               9,424             9,535             9,482
  Realized investment gains, net                                                        924             2,641             2,168
  Commissions and other income                                                        5,279             4,471             4,480
                                                                             ---------------    --------------    --------------
           Total revenues                                                            26,618            27,136            26,568
                                                                             ---------------    --------------    --------------

BENEFITS AND EXPENSES
  Policyholders' benefits                                                            10,175             9,840             9,956
  Interest credited to policyholders' account balances                                1,811             1,953             2,170
  Dividends to policyholders                                                          2,571             2,477             2,422
  General and administrative expenses                                                 9,656             9,108             8,620
  Sales practices remedies and costs                                                    100             1,150             2,030
                                                                             ---------------    --------------    --------------
           Total benefits and expenses                                               24,313            24,528            25,198
                                                                             ---------------    --------------    --------------

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND
  EXTRAORDINARY ITEM                                                                  2,305             2,608             1,370
                                                                             ---------------    --------------    --------------
  Income taxes
    Current                                                                             690             1,085               101
    Deferred                                                                            352              (115)              306
                                                                             ---------------    --------------    --------------
           Total income taxes                                                         1,042               970               407
                                                                             ---------------    --------------    --------------

INCOME FROM CONTINUING OPERATIONS BEFORE EXTRAORDINARY ITEM                           1,263             1,638               963
                                                                             ---------------    --------------    --------------

DISCONTINUED OPERATIONS
  Loss from healthcare operations, net of taxes                                           -              (298)             (353)
  Loss on disposal of healthcare operations, net of taxes                              (400)             (223)                -
                                                                             ---------------    --------------    --------------
    Net loss from discontinued operations                                              (400)             (521)             (353)
                                                                             ---------------    --------------    --------------

INCOME BEFORE EXTRAORDINARY ITEM                                                        863             1,117               610

EXTRAORDINARY ITEM - DEMUTUALIZATION EXPENSES, NET OF TAXES                             (50)              (11)                -
                                                                             ---------------    --------------    --------------

NET INCOME                                                                            $ 813            $1,106             $ 610
                                                                             ===============    ==============    ==============


                 See Notes to Consolidated Financial Statements
                                       B2

The Prudential Insurance Company of America

Consolidated Statements of Changes in Equity
Years Ended December 31, 1999, 1998 and 1997 (In Millions)
--------------------------------------------------------------------------------

                                                                    Accumulated Other Comprehensive Income/(Loss)
                                                      ---------------------------------------------------------------------
                                                                                                               Total
                                                          Foreign             Net                           Accumulated
                                                          Currency         Unrealized         Pension          Other
                                                        Translation        Investment        Liability      Comprehensive
                                                        Adjustments       Gains/(Losses)     Adjustment      Income/(Loss)
                                                      ---------------   -----------------  -------------  -----------------
Balance, December 31, 1996                                     $ (56)          $ 1,136             $ (4)          $ 1,076
Comprehensive income:
      Net income
      Other comprehensive income, net of tax:
           Change in foreign currency translation
                adjustments                                      (29)                                                 (29)
           Change in net unrealized investment gains                               616                                616
           Additional pension liability adjustment                                                   (2)               (2)

      Other comprehensive income

Total comprehensive income

                                                      ---------------------------------------------------------------------
Balance, December 31, 1997                                       (85)            1,752               (6)            1,661
Comprehensive income:
      Net income
      Other comprehensive loss, net of tax:
           Change in foreign currency translation
                adjustments                                       54                                                   54
           Change in net unrealized investment gains                              (480)                              (480)
           Additional pension liability adjustment                                                   (3)               (3)

      Other comprehensive loss

Total comprehensive income

                                                      ---------------------------------------------------------------------
Balance, December 31, 1998                                       (31)            1,272               (9)            1,232
Comprehensive income:
      Net income
      Other comprehensive loss, net of tax:
           Change in foreign currency translation
                adjustments                                       13                                                   13
           Change in net unrealized investment gains                            (1,932)                            (1,932)
           Additional pension liability adjustment                                                    2                 2

      Other comprehensive loss

Total comprehensive loss

                                                      ---------------------------------------------------------------------
Balance, December 31, 1999                                     $ (18)           $ (660)            $ (7)           $ (685)
                                                      =====================================================================


                                                           Retained       Total
                                                           Earnings       Equity
                                                        --------------  ------------
Balance, December 31, 1996                                 $ 17,447       $18,523
Comprehensive income:
      Net income                                                610           610
      Other comprehensive income, net of tax:
           Change in foreign currency translation
                adjustments                                                   (29)
           Change in net unrealized investment gains                          616
           Additional pension liability adjustment                             (2)
                                                                        ----------
      Other comprehensive income                                              585
                                                                        ----------
Total comprehensive income                                                  1,195

                                                      ----------------------------
Balance, December 31, 1997                                   18,057        19,718
Comprehensive income:
      Net income                                              1,106         1,106
      Other comprehensive loss, net of tax:
           Change in foreign currency translation
                adjustments                                                    54
           Change in net unrealized investment gains                         (480)
           Additional pension liability adjustment                             (3)
                                                                        ----------
      Other comprehensive loss                                               (429)
                                                                        ----------
Total comprehensive income                                                    677

                                                      ----------------------------
Balance, December 31, 1998                                   19,163        20,395
Comprehensive income:
      Net income                                                813           813
      Other comprehensive loss, net of tax:
           Change in foreign currency translation
                adjustments                                                    13
           Change in net unrealized investment gains                       (1,932)
           Additional pension liability adjustment                              2
                                                                        ----------
      Other comprehensive loss                                             (1,917)
                                                                        ----------
Total comprehensive loss                                                   (1,104)

                                                      ----------------------------
Balance, December 31, 1999                                 $ 19,976       $19,291
                                                      ============================


                 See Notes to Consolidated Financial Statements
                                       B3

The Prudential Insurance Company of America

Consolidated Statements of Cash Flows
Years Ended December 31, 1999, 1998 and 1997 (In Millions)
--------------------------------------------------------------------------------

                                                                                1999               1998               1997
                                                                            --------------     --------------     --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                                        $ 813            $ 1,106              $ 610
  Adjustments to reconcile net income to
     net cash provided by operating activities:
        Realized investment gains, net                                               (915)            (2,671)            (2,209)
        Policy charges and fee income                                                (237)              (232)              (258)
        Interest credited to policyholders' account balances                        1,811              1,953              2,170
        Depreciation and amortization                                                 489                337                271
        Loss on disposal of businesses                                                400                223                  -
        Change in:
            Deferred policy acquisition costs                                        (178)              (174)              (233)
            Future policy benefits and other insurance liabilities                    724                597              2,537
            Trading account assets                                                   (853)            (2,540)            (1,825)
            Income taxes payable                                                    1,074                594             (1,391)
            Broker-dealer related receivables/payables                             (1,898)             1,495               (672)
            Securities purchased under agreements to resell                        (3,692)            (1,591)            (3,314)
            Cash collateral for borrowed securities                                (1,502)              (575)            (2,631)
            Cash collateral for loaned securities                                   3,643             (6,985)             5,668
            Securities sold but not yet purchased                                   1,197              2,122              1,633
            Securities sold under agreements to repurchase                          3,112              9,139              4,844
            Other, net                                                             (3,356)            (5,234)             3,910
                                                                            --------------     --------------     --------------

                Cash flows from (used in) operating activities                        632             (2,436)             9,110
                                                                            --------------     --------------     --------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from the sale/maturity of:
        Fixed maturities, available for sale                                      120,875            123,151            123,550
        Fixed maturities, held to maturity                                          4,957              4,466              4,042
        Equity securities, available for sale                                       3,190              2,792              2,572
        Mortgage loans on real estate                                               2,640              4,090              4,299
        Investment real estate                                                        507              1,489              1,842
        Other long-term investments                                                 1,219              1,848              5,232
  Payments for the purchase of:
        Fixed maturities, available for sale                                     (120,933)          (126,742)          (129,854)
        Fixed maturities, held to maturity                                         (2,414)            (2,244)            (2,317)
        Equity securities, available for sale                                      (2,779)            (2,547)            (2,461)
        Mortgage loans on real estate                                              (2,595)            (3,719)            (3,305)
        Investment real estate                                                       (483)               (31)              (241)
        Other long-term investments                                                (1,354)            (1,842)            (4,173)
  Short-term investments                                                           (2,510)             2,145             (2,848)
                                                                            --------------     --------------     --------------

                Cash flows from (used in) investing activities                        320              2,856             (3,662)
                                                                            --------------     --------------     --------------


                 See Notes to Consolidated Financial Statements
                                       B4

The Prudential Insurance Company of America

Years Ended December 31, 1999, 1998 and 1997 (In Millions)
--------------------------------------------------------------------------------

                                                                                1999               1998               1997
                                                                            --------------     --------------     --------------
CASH FLOWS FROM FINANCING ACTIVITIES:

     Policyholders' account deposits                                                6,901              7,052              5,245
     Policyholders' account withdrawals                                            (9,835)           (11,332)            (9,873)
     Net increase in short-term debt                                                  444              2,422                305
     Proceeds from the issuance of long-term debt                                   1,844              1,940                324
     Repayments of long-term debt                                                    (919)              (418)              (464)
                                                                            --------------     --------------     --------------

             Cash flows used in financing activities                               (1,565)              (336)            (4,463)
                                                                            --------------     --------------     --------------

NET (DECREASE)/INCREASE IN CASH                                                      (613)                84                985

CASH, BEGINNING OF YEAR                                                             1,943              1,859                874
                                                                            --------------     --------------     --------------

CASH, END OF YEAR                                                                 $ 1,330            $ 1,943            $ 1,859
                                                                            ==============     ==============     ==============


SUPPLEMENTAL CASH FLOW INFORMATION:

Income taxes (received)/paid                                                      $  (344)           $   163            $   968
                                                                            --------------     --------------     --------------

Interest paid                                                                     $   824            $   864            $   708
                                                                            --------------     --------------     --------------


                 See Notes to Consolidated Financial Statements
                                       B5

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

1.  BUSINESS

    The Prudential Insurance Company of America and its subsidiaries (collectively, "Prudential" or "the Company") provide financial services throughout the United States and in many foreign countries. The Company's businesses provide a full range of insurance, investment, securities and other financial products and services to both retail and institutional customers. Principal products and services provided include life insurance, property and casualty insurance, annuities, mutual funds, pension and retirement related investments and administration, asset management, and securities brokerage.

    Demutualization

    On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the Company to demutualize and become a publicly traded stock company. On July 1, 1998, legislation was enacted in New Jersey that would permit demutualization to occur and that specified the process for conversion. Demutualization is a complex process involving the development of a plan of reorganization, approval of the plan by the Company's Board of Directors, a public hearing, approval by two-thirds of the qualified policyholders who vote on the plan, and review and approval by the New Jersey Department of Banking and Insurance. The Company's management is in the process of developing a proposed plan of demutualization, although there can be no assurance as to the terms thereof or that the Company's Board of Directors will approve such a plan.

    The Company's management currently anticipates that the Company's proposed plan of demutualization will include the establishment of a new holding company, Prudential, Inc., whose stock will be publicly traded and of which the Company's stock successor will become a direct or indirect wholly-owned subsidiary. The consolidated financial statements of the Company prior to the demutualization will become Prudential, Inc.'s consolidated financial statements upon demutualization. The Company's management also currently intends to propose that a corporate reorganization occur concurrently with the demutualization whereby the stock of various of the Company's subsidiaries (including Prudential Securities Group, the personal lines property-casualty insurance companies and the international insurance companies), the stock of a newly formed subsidiary containing the Company's asset management operations, and certain prepaid pension expense, post-employment benefits and certain other assets will be distributed to Prudential, Inc. If effected, the corporate reorganization can be expected to materially reduce invested assets, net income and total equity of The Prudential Insurance Company of America, which would be an insurance subsidiary of Prudential, Inc. after the corporate reorganization, although it would have no effect on the consolidated assets, net income or total equity of Prudential, Inc. As the terms of the foregoing transactions have not been finalized by the Company or approved by the regulatory authority, it is not currently possible to quantify their financial effect on the Company.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Basis of Presentation

    The consolidated financial statements include the accounts of The Prudential Insurance Company of America, a mutual life insurance company, its majority-owned subsidiaries, and those partnerships and joint ventures in which the Company has a controlling financial interest, except in those instances where the Company cannot exercise control because the minority owners have substantive participating rights in the operating and capital


                                       B6

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    decisions of the entity. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). All significant intercompany balances and transactions have been eliminated.

    Use of Estimates
    The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

    Investments
    Fixed maturities classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity." The amortized cost of fixed maturities is written down to estimated fair value when a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale," net of income tax and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income."

    Trading account assets and securities sold but not yet purchased are carried at estimated fair value. Realized and unrealized gains and losses on trading account assets and securities sold but not yet purchased are included in "Commissions and other income."

    Equity securities, available for sale, are comprised of common and non-redeemable preferred stock and are carried at estimated fair value. The associated unrealized gains and losses, net of income tax and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income/(loss)."

    Mortgage loans on real estate are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for impaired loans and a portfolio reserve for incurred but not specifically identified losses. Impaired loans include those loans for which a probability exists that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.


                                       B7

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    Investment real estate held for disposal is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such.

    Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any write-downs to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. An impairment loss is recognized when the review indicates that the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value.

    Charges relating to real estate held for disposal and impairments of real estate held for investment are included in "Realized investment gains, net." Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in "Net investment income."

    Policy loans are carried at unpaid principal balances.

    Securities purchased under agreements to resell and securities sold under agreements to repurchase are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently resold or reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession or control of securities purchased under agreements to resell. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased or resold is monitored, and additional collateral is obtained, where appropriate, to protect against credit exposure.

    Securities borrowed and securities loaned are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities borrowed and loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities borrowed contracts are with other brokers and dealers, commercial banks and institutional clients. Substantially all of the Company's securities loaned are with large brokerage firms.

    Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

    Other long-term investments primarily represent the Company's investments in joint ventures and partnerships in which the Company does not exercise control and derivatives held for purposes other than trading. Such joint venture and partnership interests are generally accounted for using the equity method of accounting, reduced for other than temporary declines in value, except in instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company's net income from investments in joint ventures and partnerships is generally included in "Net investment income." However, for certain real estate joint ventures, Prudential's


                                       B8

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    interest is liquidated by means of one or more transactions that result in the sale of the underlying invested assets to third parties and the ultimate distribution of the proceeds to Prudential and other joint venture partners in exchange for and settlement of the respective joint venture interests. These transactions are accounted for as disposals of Prudential's joint venture interests and the resulting gains and losses are included in "Realized investment gains, net."

    Short-term investments, including highly liquid debt instruments purchased with an original maturity of twelve months or less, are carried at amortized cost, which approximates fair value.

    Realized investment gains, net are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments considered to be other than temporary. Allowances for losses on mortgage loans on real estate are netted against asset categories to which they apply and provisions for losses on investments are included in "Realized investment gains, net." Decreases in the carrying value of investment real estate held for disposal are recorded in "Realized investment gains, net."

    Cash
    Cash includes cash on hand, amounts due from banks, and money market instruments.

    Deferred Policy Acquisition Costs
    The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income."

    For participating life insurance, deferred policy acquisition costs are amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is updated periodically. The average rate of assumed investment yield used in estimating expected gross margins was 7.83% at December 31, 1999. The effect of changes in estimated gross margins on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 15 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross profits are revised. Deferred policy acquisition costs related to non-participating term insurance are amortized over the expected life of the contracts in proportion to the premium income.

    The Company has offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that


                                       B9

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies.

    For property and casualty insurance contracts, deferred policy acquisition costs are amortized over the period in which related premiums are earned. Future investment income is considered in determining the recoverability of deferred policy acquisition costs.

    For disability insurance, group life insurance, group annuities and guaranteed investment contracts, acquisition costs are expensed as incurred.

    Separate Account Assets and Liabilities
    Separate account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income." Asset management fees charged to the accounts are included in "Commissions and other income."

    Other Assets and Other Liabilities
    Other assets consist primarily of prepaid benefit costs, reinsurance recoverables, certain restricted assets, trade receivables, mortgage securitization inventory, and property and equipment. Property and equipment are stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Other liabilities consist primarily of trade payables, employee benefit liabilities, and reserves for sales practices remedies and costs.

    Contingencies
    Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

    Policyholders' Dividends
    The amount of the dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is based on the Company's statutory results and past experience, including investment income, realized investment gains, net over a number of years, mortality experience and other factors.

    Insurance Revenue and Expense Recognition
    Premiums from participating insurance policies are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded using the net level premium method.

    Premiums from non-participating group annuities with life contingencies are recognized when due. For single premium immediate annuities and structured settlements with life contingencies, premiums are recognized when due with any excess profit deferred and recognized in a constant relationship to the amount of expected future benefit payments.

                                       B10

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    Amounts received as payment for interest-sensitive life contracts, deferred annuities and participating group annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

    For disability insurance, group life insurance, and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

    Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance receivables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

    Foreign Currency Translation Adjustments
    Assets and liabilities of foreign operations and subsidiaries reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the Statements of Financial Position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related hedge gains and losses and income taxes, in "Accumulated other comprehensive income (loss)," a separate component of equity.

    Commissions and Other Income
    Commissions and other income principally includes securities and commodities commission revenues, asset management fees, investment banking revenue and realized and unrealized gains from trading activities of the Company's securities business.

    Derivative Financial Instruments
    Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. The Company uses derivative financial instruments to seek to reduce market risk from changes in interest rates or foreign currency exchange rates and to alter interest rate or currency exposures arising from mismatches between assets and liabilities. Additionally, derivatives are used in the broker-dealer business and in a limited-purpose subsidiary for trading purposes.

    To qualify as a hedge, derivatives must be designated as hedges for existing assets, liabilities, firm commitments or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives are evaluated at the inception of the hedge and throughout the hedge period.

    Derivatives held for trading purposes are used by the Company's securities business to meet the needs of customers by structuring transactions that allow customers to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities. Trading derivative positions are valued daily, generally by obtaining quoted market prices or through the use of pricing models. Values are affected by changes in interest rates, currency exchange rates, credit spreads, market volatility and liquidity. The Company monitors


                                       B11

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    these exposures through the use of various analytical techniques.

    Derivatives held for trading purposes are included at fair value in "Trading account assets," "Other liabilities" or "Broker-dealer related receivables/payables" in the Consolidated Statements of Financial Position, and realized and unrealized changes in fair value are included in "Commissions and other income" of the Consolidated Statements of Operations in the periods in which the changes occur. Cash flows from trading derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

    Derivatives held for purposes other than trading are primarily used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix as part of the Company's risk management activities.

    See Note 14 for a discussion of the accounting treatment of derivatives that qualify as hedges. If the Company's use of other than trading derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position, and changes in their fair value are included in "Realized investment gains, net" without considering changes in the hedged assets or liabilities. Cash flows from other than trading derivatives are reported in the investing activities section in the Consolidated Statements of Cash Flows.

    Income Taxes
    The Company and its domestic subsidiaries file a consolidated federal income tax return. The Internal Revenue Code (the "Code") limits the amount of non-life insurance losses that may offset life insurance company taxable income. The Code also imposes an "equity tax" on mutual life insurance companies which, in effect, imputes an additional tax to the Company based on a formula that calculates the difference between stock and mutual life insurance companies' earnings. Income taxes include an estimate for changes in the total equity tax to be paid for current and prior years. Subsidiaries operating outside the United States are taxed under applicable foreign statutes.

    Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

    Extraordinary Item - Demutualization Expenses, Net of Taxes
    The Consolidated Statements of Operations reflect extraordinary charges for demutualization expenses of $50 million and $11 million, net of taxes of zero, for the years ended December 31, 1999 and 1998, respectively. Demutualization expenses consist primarily of the cost of engaging independent accounting, actuarial, investment banking, legal and other consultants to advise the Company and the New Jersey Department of Banking and Insurance and the New York Department of Insurance in the demutualization process and related matters. Future demutualization expenses will also include the cost of printing and postage for communications with policyholders.

    New Accounting Pronouncements
    In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" which requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which may affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative"


                                       B12

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

    SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge).

    Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge, the gain or loss is reported in other comprehensive income as part of the foreign currency translation adjustment. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change. The Company is required to adopt this Statement, as amended, as of January 1, 2001 and is currently assessing the effect of the new standard.

    In October 1998, the AICPA issued Statement of Position 98-7, "Deposit
    Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk" ("SOP 98-7"). This statement provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. The adoption of this statement is not expected to have a material effect on the Company's financial position or results of operations.

    Reclassifications
    Certain amounts in prior years have been reclassified to conform to the current year presentation.

3. DISCONTINUED OPERATIONS

    In December 1998, the Company entered into a definitive agreement to sell its healthcare business to Aetna, Inc. ("Aetna"). The sale was completed on August 6, 1999. Included in this transaction were the Company's managed medical care, point of service, preferred provider organization and indemnity health lines, dental business, as well as the Company's Administrative Services Only ("ASO") business. The healthcare business is recorded as a discontinued operation in the accompanying consolidated financial statements, with a measurement date of December 31, 1998

    Proceeds from the sale were $500 million of cash, $500 million of Aetna three-year senior notes and stock appreciation rights covering one million shares of Aetna common stock, valued at approximately $30 million at the date of closing, with a term of five years and a reference price of $81.81 per Aetna common share. The sale resulted in a loss of $623 million, net of tax. Loss from healthcare operations for 1998 includes results through December 31, 1998 (the measurement date). Amounts within the footnotes have been adjusted, where noted, to eliminate the impact of discontinued operations and to be consistent with the presentation in the Consolidated Statements of Operations.

    The 1998 loss on disposal of $223 million, net of taxes, included anticipated operating losses to be incurred by the healthcare business subsequent to December 31, 1998 (the measurement date) through the expected date of


                                      B13

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. DISCONTINUED OPERATIONS (continued)

    the sale, as well as estimates of other costs the Company would incur in connection with the disposition of the healthcare business. These include costs attributable to facilities closure and systems terminations, severance and termination benefits, payments to Aetna related to the ASO business and estimated payments in connection with a medical loss ratio agreement covering the fully insured medical and dental business (the "MLR Agreement"). The MLR Agreement provides for payments either to or from Aetna in the event that medical loss ratios (i.e., incurred medical expense divided by earned premiums) for covered businesses are either less favorable or more favorable than levels specified in the MLR Agreement for the years 1999 and 2000. The loss on disposal also included the estimated positive impact of net curtailment gains from expected modifications of certain pension and other postretirement benefit plans in which employees of the healthcare business participate. (See Note 9).

    In 1999 the Company recognized an additional loss on disposal of its healthcare business of $400 million, after related tax benefits. The additional loss resulted primarily from higher than anticipated healthcare operating losses during the 1999 period through the August 6 closing date. The higher losses resulted principally from adverse claims experience and the impact of this experience on the evaluation of the Company's obligation under the MLR Agreement. The pretax operating loss from the healthcare business from January 1, 1999 through August 6, 1999 was $370 million, which exceeded the original estimate of $160 million, recorded within the "Loss on disposal of healthcare operations" in 1998. In addition to the obligations noted above, the Company has retained certain liabilities pertaining to the healthcare business, including all liabilities associated with litigation which existed at August 6, 1999 or commences within two years of that date with respect to claims that were incurred prior to August 6, 1999. Management's best estimate of these costs is included in the loss on disposal. It is possible that additional adjustments to estimates may be necessary which might be material to future results of operations of a particular quarterly or annual period.

    Upon the closing of the sale of the healthcare business, the Company entered into a coinsurance agreement with Aetna. The agreement is 100% indemnity reinsurance on a coinsurance basis for all of the Company's insured medical and dental business in-force upon the completion of the sale of the business on August 6, 1999. The agreement requires the Company to issue additional policies for new customers in response to proposals made to brokers or customers within six months after the closing date and to renew insurance policies until two years after the closing date. All such additional new and renewal policies are 100% coinsured by Aetna, when issued. The purpose of the agreement is to provide for the uninterrupted operation and growth, including renewals of existing policies and issuance of new policies, of the healthcare business that Aetna acquired from Prudential. The operation of the business and the attendant risks, except for the existence of the MLR Agreement as discussed above, were assumed entirely by Aetna. Consequently, the following amounts pertaining to the agreement had no effect on the Company's results of operations. The Company ceded premiums and benefits of $896 million and $757 million, respectively, for the period from August 6, 1999 through December 31, 1999. Reinsurance recoverable under this agreement, included in other assets, was $500 million at December 31, 1999.

    The following table presents the results and the loss on the disposal of the Company's healthcare business, determined as of the measurement date and subsequently adjusted, which are included in "Discontinued Operations" in the Consolidated Statements of Operations. Amounts for 1997 include revenues and expenses relating to a contract with the American Association of Retired Persons for healthcare and similar coverages which was terminated effective December 31, 1997.


                                      B14

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. DISCONTINUED OPERATIONS (continued)


                                                                                  1999               1998               1997
                                                                             ---------------    ---------------     --------------
                                                                                                (In Millions)

Revenues                                                                             $    -            $ 7,461            $10,305
Policyholder benefits                                                                     -             (6,064)            (8,484)
General and administrative expenses                                                       -             (1,822)            (2,364)
                                                                             ---------------    ---------------     --------------
Loss before income taxes                                                                  -               (425)              (543)
Income tax benefit                                                                        -                127                190
                                                                             ---------------    ---------------     --------------
Loss from operations                                                                      -               (298)              (353)
Loss on disposal, net of tax benefits of $240 in 1999 and $131 in 1998                 (400)              (223)                 -
                                                                             ---------------    ---------------     --------------
Loss from discontinued operations, net of taxes                                      $ (400)           $  (521)            $ (353)
                                                                             ===============    ===============     ==============


                                      B15

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS

    Fixed Maturities and Equity Securities

    The following tables provide additional information relating to fixed maturities and equity securities (excluding trading account assets) as of December 31:

                                                                                           1999
                                                             --------------------------------------------------------------
                                                                                 Gross           Gross          Estimated
                                                              Amortized       Unrealized       Unrealized         Fair
                                                                Cost             Gains           Losses           Value
                                                             ------------     ------------    -------------    ------------
                                                                                        (In Millions)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                     $  5,594         $     36         $    236        $  5,394

Obligations of U.S. states and
  their political subdivisions                                     2,437               41              118           2,360

Foreign government bonds                                           4,590              140               90           4,640

Corporate securities                                              57,503              580            2,431          55,652

Mortgage-backed securities                                         6,566               96              135           6,527

Other                                                                125                -                1             124
                                                             --------------------------------------------------------------
Total fixed maturities available for sale                       $ 76,815         $    893         $  3,011        $ 74,697
                                                             ==============================================================

Equity securities available for sale                            $  2,531         $    829         $     96        $  3,264
                                                             ==============================================================


                                                                                           1999
                                                             --------------------------------------------------------------
                                                                                 Gross           Gross          Estimated
                                                              Amortized       Unrealized       Unrealized         Fair
                                                                Cost             Gains           Losses           Value
                                                             ------------     ------------    -------------    ------------
                                                                                        (In Millions)
Fixed maturities held to maturity
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                     $      5         $      -         $      -        $      5

Obligations of U.S. states and
  their political subdivisions                                        81                1                3              79

Foreign government bonds                                             214               11                1             224

Corporate securities                                              13,883              280              408          13,755

Mortgage-backed securities                                             1                -                -               1

Other                                                                 53                -                5              48
                                                             --------------------------------------------------------------

Total fixed maturities held to maturity                         $ 14,237         $    292         $    417        $ 14,112
                                                             ==============================================================


                                      B16

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)


                                                                                           1998
                                                             --------------------------------------------------------------
                                                                                 Gross           Gross          Estimated
                                                              Amortized       Unrealized       Unrealized         Fair
                                                                Cost             Gains           Losses           Value
                                                             ------------     ------------    -------------    ------------
                                                                                        (In Millions)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                     $  5,761         $    580          $     9        $  6,332

Obligations of U.S. states and
  their political subdivisions                                     2,672              204                1           2,875

Foreign government bonds                                           3,486              258               59           3,685

Corporate securities                                              57,043            2,540              546          59,037

Mortgage-backed securities                                         7,935              208               14           8,129

Other                                                                100                -                -             100
                                                             --------------------------------------------------------------
Total fixed maturities available for sale                       $ 76,997         $  3,790         $    629        $ 80,158
                                                             ==============================================================

Equity securities available for sale                            $  2,583         $    472         $    296        $  2,759
                                                             ==============================================================


                                                                                           1998
                                                             --------------------------------------------------------------
                                                                                 Gross           Gross          Estimated
                                                              Amortized       Unrealized       Unrealized         Fair
                                                                Cost             Gains           Losses           Value
                                                             ------------     ------------    -------------    ------------
                                                                                        (In Millions)
Fixed maturities held to maturity
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                     $      5         $      -         $      -        $      5

Obligations of U.S. states and
  their political subdivisions                                        62                2                1              63

Foreign government bonds                                             216                8                1             223

Corporate securities                                              16,514            1,092               48          17,558

Mortgage-backed securities                                             1                -                -               1

Other                                                                 50                6                -              56
                                                             --------------------------------------------------------------
Total fixed maturities held to maturity                         $ 16,848         $  1,108         $     50        $ 17,906
                                                             ==============================================================


                                      B17

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)

   The amortized cost and estimated fair value of fixed maturities by contractual maturities at December 31, 1999, is shown below:


                                                             Available for Sale                          Held to Maturity
                                                     ----------------------------------        ----------------------------------
                                                                           Estimated                                 Estimated
                                                       Amortized             Fair                Amortized             Fair
                                                          Cost               Value                  Cost               Value
                                                     ---------------     --------------        ---------------     --------------
                                                                (In Millions)                             (In Millions)

Due in one year or less                                    $  3,171           $  3,166               $    671           $    671
Due after one year through five years                        18,132             17,911                  4,063              4,078
Due after five years through ten years                       19,249             18,725                  5,449              5,345
Due after ten years                                          29,697             28,368                  4,053              4,017
Mortgage-backed securities                                    6,566              6,527                      1                  1
                                                     ---------------     --------------        ---------------     --------------

     Total                                                 $ 76,815           $ 74,697               $ 14,237           $ 14,112
                                                     ===============     ==============        ===============     ==============


   Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

   Proceeds from the repayment of held to maturity fixed maturities during 1999, 1998 and 1997 were $4,957 million, $4,466 million, and $4,042 million, respectively. Gross gains of $73 million, $135 million, and $62 million, and gross losses of $0 million, $2 million, and $1 million were realized on prepayment of held to maturity fixed maturities during 1999, 1998 and 1997, respectively.

   Proceeds from the sale of available for sale fixed maturities during 1999, 1998 and 1997 were $117,547 million, $119,096 million and $120,604 million, respectively. Proceeds from the maturity of available for sale fixed maturities during 1999, 1998 and 1997 were $3,328 million, $4,055 million and $2,946 million, respectively. Gross gains of $884 million, $1,765 million and $1,310 million, and gross losses of $1,231 million, $443 million and $639 million were realized on sales and prepayments of available for sale fixed maturities during 1999, 1998 and 1997, respectively.

   Writedowns for impairments which were deemed to be other than temporary for fixed maturities were $266 million, $96 million and $13 million and for equity securities were $205 million, $95 million and $31 million for the years 1999, 1998 and 1997, respectively.

   During the years ended December 31, 1999 and 1998, certain securities classified as held to maturity were either sold or transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in creditworthiness. The aggregate amortized cost of the securities sold or transferred was $230 million in 1999 and $73 million in 1998. Gross unrealized investment losses of $5 million in 1999 and $.4 million in 1998 were recorded in "Accumulated other comprehensive income" at the time of the transfer. Prior to transfer, impairments related to these securities, if any, were included in "Realized investment gains, net." Realized gains on securities sold were $3 million in 1999.


                                       B18

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)


   Mortgage Loans on Real Estate
   The Company's mortgage loans were collateralized by the following property types at December 31:

                                                         Amount          Percentage            Amount          Percentage
                                                      (In Millions)       of Total         (In Millions)        of Total
                                                                   1999                                  1998
                                                     ----------------------------------    ---------------------------------
Office Buildings                                            $  3,960             24.1%           $  4,156             25.3%
Retail stores                                                  2,627             15.9%              2,866             17.4%
Residential properties                                           662              4.0%                716              4.3%
Apartment complexes                                            4,508             27.3%              4,179             25.4%
Industrial buildings                                           2,161             13.1%              1,971             12.0%
Agricultural properties                                        1,959             11.9%              1,936             11.8%
Other                                                            612              3.7%                619              3.8%
                                                     ----------------  ----------------    ---------------   ---------------
  Subtotal                                                    16,489              100%             16,443              100%
                                                                       ================                      ===============
Allowance for losses                                            (221)                                (427)
                                                     ----------------                      ---------------
Net carrying value                                          $ 16,268                             $ 16,016
                                                     ================                      ===============


   The mortgage loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (23.4%) and New York (10.1%) at December 31, 1999. Mortgage loans receivable at December 31, 1998 include $87 million from non-consolidated joint ventures.

   Activity in the allowance for losses for all mortgage loans, for the years ended December 31, is summarized as follows:


                                                           1999                1998               1997
                                                     -----------------   -----------------  -----------------
                                                                          (In Millions)
Allowance for losses, beginning of year                         $ 427               $ 450              $ 515
Release of allowance for losses                                  (201)                  -                (41)
Charge-offs, net of recoveries                                     (5)                (23)               (24)
                                                     -----------------   -----------------  -----------------
Allowance for losses, end of year                               $ 221               $ 427              $ 450
                                                     =================   =================  =================


   The $201 million reduction of the mortgage loan allowance for losses in 1999 is primarily attributable to the improved economic climate, changes in the nature and mix of borrowers and underlying collateral and a decrease in impaired loans.

   Impaired mortgage loans identified in management's specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

                                                                          1999                1998
                                                                    -----------------   -----------------
                                                                                (In Millions)
Impaired mortgage loans with allowance for losses                              $ 411             $   501
Impaired mortgage loans with no allowance for losses                             283                 572
Allowance for losses, end of year                                                (24)                (45)
                                                                    -----------------   -----------------
Net carrying value of impaired mortgage loans                                  $ 670             $ 1,028
                                                                    =================   =================


                                       B19

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)

   Impaired mortgage loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. The average recorded investment in impaired loans before allowance for losses was $884 million, $1,329 million and $2,102 million during 1999, 1998 and 1997, respectively. Net investment income recognized on these loans totaled $55 million, $94 million and $140 million for the years ended December 31, 1999, 1998 and 1997, respectively.

   Investment Real Estate
   "Investment real estate" of $770 million and $675 million at December 31, 1999 and 1998, respectively, is directly owned. Of the Company's real estate, $293 million and $675 million consists of commercial and agricultural assets held for disposal at December 31, 1999 and 1998, respectively. Impairment losses amounted to $3 million, $8 million and $40 million for the years ended December 31, 1999, 1998 and 1997, respectively, and are included in "Realized investment gains, net."

   Restricted Assets and Special Deposits
   Assets of $4,463 million and $2,803 million at December 31, 1999 and 1998, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Additionally, assets valued at $2,325 million and $3,898 million at December 31, 1999 and 1998, respectively, were held in voluntary trusts. Of these amounts, $1,553 million and $3,131 million at December 31, 1999 and 1998, respectively, related to the multi-state policyholder settlement described in Note 15. The remainder relates to trusts established to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Assets valued at $128 million and $173 million at December 31, 1999 and 1998, respectively, were pledged as collateral for bank loans and other financing agreements. Restricted cash and securities of $4,082 million and $2,366 million at December 31, 1999 and 1998, respectively, were included in the Consolidated Statements of Financial Position in "Other assets." The restricted cash represents funds deposited by clients and funds accruing to clients as a result of trades or contracts.

   Other Long-Term Investments
   The Company's "Other long-term investments" of $4,087 million and $3,474 million as of December 31, 1999 and 1998, respectively, are comprised of $1,212 million and $1,133 million in real estate related interests and $2,875 million and $2,341 million of non-real estate related interests. Net investment income from other long-term investments was $365 million, $311 million and $443 million for 1999, 1998 and 1997, respectively.


                                       B20

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)

   Investment Income and Investment Gains and Losses

   Net investment income arose from the following sources for the years ended December 31:

                                                                1999              1998               1997
                                                            -------------      ------------      -------------
                                                                              (In Millions)

Fixed maturities - available for sale                            $ 5,450           $ 5,366            $ 5,074
Fixed maturities - held to maturity                                1,217             1,406              1,622
Trading account assets                                               622               677                504
Equity securities - available for sale                                63                54                 52
Mortgage loans on real estate                                      1,401             1,525              1,555
Investment real estate                                               101               230                565
Policy loans                                                         448               410                396
Securities purchased under agreements to resell                       25                18                 15
Broker-dealer related receivables                                    976               836                706
Short-term investments                                               642               725                697
Other investment income                                              354               430                535
                                                            -------------      ------------      -------------

Gross investment income                                           11,299            11,677             11,721
Less investment expenses                                          (1,824)           (2,035)            (2,027)
                                                            -------------      ------------      -------------

     Subtotal                                                      9,475             9,642              9,694
Less amount relating to discontinued operations                      (51)             (107)              (212)
                                                            -------------      ------------      -------------

Net investment income                                            $ 9,424           $ 9,535            $ 9,482
                                                            =============      ============      =============



                                       B21

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)

   Realized investment gains, net, for the years ended December 31, were from the following sources:

                                                                     1999                1998                1997
                                                                ---------------     ---------------     ---------------
                                                                                    (In Millions)
Fixed maturities                                                       $  (557)            $ 1,381             $   684
Equity securities - available for sale                                     223                 427                 363
Mortgage loans on real estate                                              209                  22                  68
Investment real estate                                                     106                 642                 700
Joint ventures and limited partnerships                                    656                 454                 289
Derivatives                                                                305                (263)                108
Other                                                                      (27)                  8                  (3)
                                                                ---------------     ---------------     ---------------
     Subtotal                                                              915               2,671               2,209
Less amount related to discontinued operations                               9                 (30)                (41)
                                                                ---------------     ---------------     ---------------
Realized investment gains, net                                         $   924             $ 2,641             $ 2,168
                                                                ===============     ===============     ===============



    The "joint ventures and limited partnerships" category includes net realized investment gains relating to real estate joint ventures' and partnerships' sales of their underlying invested assets, as described more fully in Note 2, "Other long-term investments," amounting to $114 million, $177 million and $56 million in 1999, 1998 and 1997, respectively.

    Based on the carrying value, assets categorized as "non-income producing" for the year ended December 31, 1999 included in fixed maturities available for sale, mortgage loans on real estate and other long-term investments totaled $15 million, $25 million and $1 million, respectively.

    Net  Unrealized Investment Gains/Losses
    Net unrealized investment gains on securities available for sale and certain other long-term investments are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income." Changes in these amounts include reclassification adjustments to avoid including in "Other comprehensive income/(loss)" those items that are included as part of "Net income" for a period that also had been part of "Other comprehensive income/(loss)" in earlier periods. The amounts for the years ended December 31, are as follows:


                                       B22

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)


                                                                Impact of unrealized investment gains (losses) on:
                                                                ---------------------------------------------------------
                                                                    Deferred
                                                Unrealized           policy            Future             Deferred
                                             gains(losses) on     acquisition          policy            income tax
                                                investments          costs            benefits       (liability)benefit
                                            ------------------  ---------------  ----------------  ----------------------
                                                                                   (In Millions)

Balance, December 31, 1996                        $ 2,527           $  (193)           $  (573)            $  (625)

Net investment gains (losses) on
investments arising during the
period                                              2,667                 -                  -                (961)

Reclassification adjustment for
gains included in net income                         (986)                -                  -                 355

Impact of net unrealized investment                     -              (154)                 -                  55
gains on deferred policy acquisition
costs

Impact of net unrealized investment                     -                 -               (563)                203
gains on future policy benefits
                                            ------------------  ---------------  ----------------  ----------------------

Balance, December 31, 1997                          4,208              (347)            (1,136)               (973)

Net investment gains (losses) on
investments arising during the
period                                                804                 -                  -                (282)

Reclassification adjustment for
gains included in net income                       (1,675)                -                  -                 588

Impact of net unrealized investment
gains on deferred policy acquisition
costs                                                   -                98                  -                 (36)

Impact of net unrealized investment
gains on future policy benefits                         -                 -                 38                 (15)
                                            ------------------  ---------------  ----------------  ----------------------

Balance, December 31, 1998                          3,337              (249)            (1,098)               (718)

Net investment gains (losses) on
investments arising during the
period                                             (5,089)                -                  -               1,845

Reclassification adjustment for
gains included in net income                          404                 -                  -                (146)

Impact of net unrealized investment
losses on deferred policy acquisition                   -               566                  -                (213)
costs

Impact of net unrealized investment
losses on future policy benefits                        -                 -              1,095                (394)
                                            ------------------  ---------------  ----------------  ----------------------

Balance, December 31, 1999                       $ (1,348)         $    317           $     (3)           $    374
                                            ==================  ===============  ================  ======================



                                                              Accumulated
                                                                other
                                                            comprehensive
                                                            income/(loss)
                                                            related to net
                                                              unrealized
                                                              investment
                                                            gains (losses)
                                                          ------------------

Balance, December 31, 1996                                       $ 1,136

Net investment gains (losses) on
investments arising during the
period                                                             1,706

Reclassification adjustment for
gains included in net income                                        (631)

Impact of net unrealized investment                                  (99)
gains on deferred policy acquisition
costs

Impact of net unrealized investment                                 (360)
gains on future policy benefits
                                                          ------------------

Balance, December 31, 1997                                         1,752

Net investment gains (losses) on
investments arising during the
period                                                               522

Reclassification adjustment for
gains included in net income                                      (1,087)

Impact of net unrealized investment
gains on deferred policy acquisition
costs                                                                 62

Impact of net unrealized investment
gains on future policy benefits                                       23
                                                          ------------------

Balance, December 31, 1998                                         1,272

Net investment gains (losses) on
investments arising during the
period                                                            (3,244)

Reclassification adjustment for
gains included in net income                                         258

Impact of net unrealized investment
losses on deferred policy acquisition                                353
costs

Impact of net unrealized investment
losses on future policy benefits                                     701
                                                          ------------------

Balance, December 31, 1999                                       $  (660)
                                                          ==================


                                       B23

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)


    The table below presents unrealized gains (losses) on investments by asset class:

                                                                As of December 31,
                                                   1999                1998               1997
                                              -------------      ---------------      -------------
                                                                   (In Millions)
Fixed maturities                                  $ (2,118)             $ 3,161            $ 3,774
Equity securities                                      733                  176                434
Other long-term investments                             37                    -                  -
                                              -------------      ---------------      -------------
Unrealized gains (losses) on investments          $ (1,348)             $ 3,337            $ 4,208
                                              =============      ===============      =============


5. DEFERRED POLICY ACQUISITION COSTS

    The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:


                                                            1999       1998        1997
                                                          ---------  ----------  ----------
                                                                     (In Millions)
Balance, beginning of year                                 $ 6,462     $ 6,083     $ 6,095
Capitalization of commissions, sales and issue
  expenses                                                   1,333       1,313       1,409
Amortization                                                (1,155)     (1,139)     (1,176)
Change in unrealized investment gains                          566          98        (154)
Foreign currency translation                                   118         107         (91)
                                                          ---------  ----------  ----------
Balance, end of year                                       $ 7,324     $ 6,462     $ 6,083
                                                          =========  ==========  ==========


6. POLICYHOLDERS' LIABILITIES

    Future policy benefits at December 31, are as follows:

                                                   1999         1998
                                                  --------     --------
                                                      (In Millions)
Life insurance                                    $ 51,667     $ 48,981
Annuities                                           14,138       15,360
Other contract liabilities                           2,264        2,718
                                                  --------     --------
Total future policy benefits                      $ 68,069     $ 67,059
                                                  ========     ========


     The majority of the Company's participating insurance is in its domestic individual life insurance business. Participating insurance represented approximately 90% of domestic individual life insurance inforce and approximately 90% of domestic individual life insurance premiums for 1999, 1998 and 1997. Revenues and expenses of this business come directly from the underlying policies and supporting assets.


                                      B24

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. POLICYHOLDERS' LIABILITIES (continued)

     Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends, premium deficiency reserves and certain health benefits. Annuity liabilities include reserves for immediate annuities and life contingent group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for group health products.

     The following table highlights the key assumptions generally utilized in calculating these reserves:

          Product                       Mortality                    Interest Rate               Estimation Method
----------------------------    ---------------------------    --------------------------    ---------------------------
Life insurance                  Generally, rates                     2.5% to 11.5%           Net level premium
                                guaranteed in calculating                                    based on non-forfeiture
                                cash surrender values                                        interest rate

Individual annuities            1971 and 1983 Individual             3.5% to 13.4%           Present value of
                                Annuity Mortality                                            expected future payments
                                Tables with certain                                          based on historical
                                modifications                                                experience

Group annuities                 1950 and 1971 Group                  3.8% to 17.3%           Present value of
                                Annuity Mortality                                            expected future payments
                                Tables with certain                                          based on historical
                                modifications                                                experience

Other contract liabilities                                           2.5% to 11.5%           Present value of
                                                                                             expected future payments
                                                                                             based on historical
                                                                                             experience


     Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long duration, traditional and non-participating annuities, and for certain individual health policies. Liabilities of $1,930 million and $1,844 million is included in "Future policy benefits" with respect to these deficiencies at December 31, 1999 and 1998, respectively.

     Policyholders' account balances at December 31, are as follows:

                                                                                1999              1998
                                                                             ------------      ------------
                                                                                     (In Millions)
Individual annuities                                                            $  4,612          $  4,997
Group annuities                                                                    2,176             2,362
Guaranteed investment contracts and guaranteed interest accounts                  13,429            14,408
Interest-sensitive life contracts                                                  3,607             3,566
Dividend accumulations and other                                                   7,754             7,765
                                                                             ------------      ------------
Policyholders' account balances                                                 $ 31,578          $ 33,098
                                                                             ============      ============


                                      B25

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. POLICYHOLDERS' LIABILITIES (continued)

     Policyholders' account balances for interest-sensitive life and investment-type contracts represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges.

     Certain contract provisions that determine the policyholder account balances are as follows:

                                                                                         Withdrawal/
                   Product                             Interest Rate                  Surrender Charges
----------------------------------------------   --------------------------   -----------------------------------

Individual annuities                                   3.0% to 11.3%          0% to 8% for up to 8 years

Group annuities                                        2.0% to 13.9%          Contractually limited or subject
                                                                              to market value adjustment

Guaranteed investment contracts and                    3.9% to 15.4%          Generally, subject to market value
Guaranteed interest accounts                                                  withdrawal provisions for any funds
                                                                              withdrawn other than for benefit
                                                                              responsive and contractual payments

Interest-sensitive life contracts                      2.0% to 6.0%           Various up to 10 years

Dividend accumulations and other                       3.0% to 7.0%           Withdrawal or surrender
                                                                              contractually limited or subject
                                                                              to market value adjustment


                                      B26

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. POLICYHOLDERS' LIABILITIES (continued)

    Unpaid claims and claim adjustment expenses. The following table provides a reconciliation of the activity in the liability for unpaid claims and claim adjustment expenses for property and casualty insurance, which includes the Company's personal lines automobile and homeowner's business, as well as the Company's wind-down commercial lines business, primarily environmental and asbestos-related claims, and accident and health insurance at December 31:

                                                                      1999                               1998
                                                        --------------------------------   -------------------------------
                                                          Accident          Property         Accident         Property
                                                         and Health       and Casualty      and Health      and Casualty
                                                        --------------   ---------------   --------------   --------------
                                                                                   (In Millions)

Balance at January 1                                          $ 1,090           $ 2,716          $ 1,857          $ 2,956
Less reinsurance recoverables, net                                 52               533              810              535
                                                        --------------   ---------------   --------------   --------------
Net balance at January 1                                        1,038             2,183            1,047            2,421
                                                        --------------   ---------------   --------------   --------------
Incurred related to:

   Current year                                                 4,110             1,249            6,132            1,314
   Prior years                                                    (72)              (54)             (15)            (154)
                                                        --------------   ---------------   --------------   --------------
Total incurred                                                  4,038             1,195            6,117            1,160
                                                        --------------   ---------------   --------------   --------------
Paid related to:

   Current year                                                 3,397               700            5,287              717
   Prior years                                                    672               720              839              681
                                                        --------------   ---------------   --------------   --------------
Total paid                                                      4,069             1,420            6,126            1,398
                                                        --------------   ---------------   --------------   --------------
  Disposal of healthcare business (See Note 3)                   (965)                -                -                -
                                                        --------------   ---------------   --------------   --------------
Net balance at December 31                                         42             1,958            1,038            2,183
Plus reinsurance recoverables, net                                378               451               52              533
                                                        --------------   ---------------   --------------   --------------
Balance at December 31                                        $   420           $ 2,409          $ 1,090          $ 2,716
                                                        ==============   ===============   ==============   ==============


                                                                      1997
                                                        --------------------------------
                                                          Accident          Property
                                                         and Health       and Casualty
                                                        --------------   ---------------
                                                                  (In Millions)

Balance at January 1                                          $ 1,932           $ 3,076
Less reinsurance recoverables, net                                 10               553
                                                        --------------   ---------------
Net balance at January 1                                        1,922             2,523
                                                        --------------   ---------------
Incurred related to:

   Current year                                                 8,379             1,484
   Prior years                                                     63               (50)
                                                        --------------   ---------------
Total incurred                                                  8,442             1,434
                                                        --------------   ---------------
Paid related to:

   Current year                                                 6,673               739
   Prior years                                                  1,842               797
                                                        --------------   ---------------
Total paid                                                      8,515             1,536
                                                        --------------   ---------------
  Disposal of healthcare business (See Note 3)                      -                 -
                                                        --------------   ---------------
Net balance at December 31                                      1,849             2,421
Plus reinsurance recoverables, net                                  8               535
                                                        --------------   ---------------
Balance at December 31                                        $ 1,857           $ 2,956
                                                        ==============   ===============


     The Accident and Health reinsurance recoverable balance at December 31, 1999 includes $371 million attributable to the Company's discontinued healthcare business. The Accident and Health balance at December 31, 1998 and 1997 includes amounts attributable to the Company's discontinued healthcare business of $1,026 million and $1,693 million, respectively.

     The unpaid claims and claim adjustment expenses presented above include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company's experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the Consolidated Statement of Operations periodically as the estimates are revised. Accident and Health unpaid claims liabilities are discounted using interest rates ranging from 3.5% to 7.5%.

     In 1999, 1998 and 1997, the amounts incurred for claims and claim adjustment expenses for property and casualty related to prior years were primarily driven by lower than anticipated losses for the auto line of business.

     The amounts incurred for claims and claim adjustment expense for Accident and Health related to prior years are primarily due to factors including changes in claim cost trends and an accelerated decline in the indemnity health business.


                                      B27

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7. REINSURANCE

     The Company participates in reinsurance in order to provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Property-casualty reinsurance is placed on a pro-rata basis and excess of loss, including stop loss, basis. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

     The tables presented below exclude amounts pertaining to the Company's discontinued healthcare operations. See Note 3 for a discussion of the Company's coinsurance agreement with Aetna.

     Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, were as follows:

                                        1999          1998          1997
                                      ---------     ---------     ---------
                                                  (In Millions)
Direct premiums                       $ 10,068       $ 9,637       $ 9,667
     Reinsurance assumed                    66            65            64
     Reinsurance ceded                    (659)         (678)         (716)
                                      ---------     ---------     ---------
Premiums                               $ 9,475       $ 9,024       $ 9,015
                                      =========     =========     =========
Policyholders' benefits ceded          $   483       $   510       $   530
                                      =========     =========     =========


     Reinsurance recoverables, included in "Other assets" in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                        1999          1998
                                      ----------    ----------
                                           (In Millions)
Life insurance                          $   576       $   620
Property-casualty                           473           564
Other reinsurance                            90            92
                                      ----------    ----------
                                        $ 1,139       $ 1,276
                                      ==========    ==========


     Two major reinsurance companies account for approximately 58% of the reinsurance recoverable at December 31, 1999. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.


                                      B28

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


8.  SHORT-TERM AND LONG-TERM DEBT

     Debt consists of the following at December 31:

Short-term debt

                                       1999          1998
                                    -----------    ----------
                                           (In Millions)
Commercial paper (b)                  $  7,506      $  7,057
Notes payable                            2,598         2,164
Current portion of long-term debt          754           861
                                    -----------    ----------

Total short-term debt                 $ 10,858      $ 10,082
                                    ===========    ==========

    The weighted average interest rate on outstanding short-term debt was approximately 5.2% and 5.4% at December 31, 1999 and 1998, respectively.

Long-term debt

Description                                      Maturity Dates                     Rate                 1999              1998
-----------                                     -----------------------     -------------------      ------------      ------------
                                                                                                              (In Millions)

     Fixed rate notes                                 2000 - 2023              .50% - 12.28%              $ 1,161           $ 1,480
     Floating rate notes ("FRN")                      2000 - 2003                   (a)                       865               767
     Surplus notes                                    2003 - 2025              6.875% - 8.30%                 987               987
     Commercial paper backed by long-term
          credit agreement (b)                                                                              2,500             1,500
                                                                                                      ------------      ------------
          Total long-term debt                                                                            $ 5,513           $ 4,734
                                                                                                      ============      ============


(a) Floating interest rates are generally based on such rates as LIBOR, Constant Maturity Treasury, or the Federal Funds Rate. Interest on the FRN's ranged from 6.17% to 14.00% for 1999 and 1998, respectively. Included in the floating rate notes are equity indexed instruments. The Company issued an S&P 500 index linked note of $29 million in September of 1997. The interest rate on the note is based on the appreciation of the S&P 500 index, with a contractual cap of 14%. At December 31, 1999 and 1998, the rate was 14%. Excluding this note, floating interest rates ranged from 6.17% to 9.54% for 1999 and 4.04% to 7.9% for 1998.

(b) At December 31, 1999 and 1998, the Company classified $2.5 billion and $1.5 billion, respectively, of its commercial paper as long-term debt. This classification is supported by long-term syndicated credit line agreements. The Company has the ability and intent to use these agreements, if necessary, to refinance commercial paper on a long-term basis.


                                      B29

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. SHORT-TERM AND LONG-TERM DEBT (continued)


    The following table summarizes the Company's use of the proceeds from issuing long-term debt:

                                                  1999              1998
                                             ---------------   ----------------
                                                       (In Millions)

Corporate                                           $ 1,782            $ 1,917
Investment related                                    1,121                751
Securities business related                           2,610              2,066
                                             ---------------   ----------------
          Total long-term debt                      $ 5,513            $ 4,734
                                             ===============   ================


    The net proceeds from the issuance of the Company's long-term debt may be used for general corporate purposes. This includes investing in equity and debt securities of subsidiaries, advancing funds to its subsidiaries for liquidity and operational purposes, and supporting liquidity of the Company's other businesses.

    Investment related long-term debt consists of debt issued to finance specific investment assets or portfolios of investment assets including real estate, institutional spread lending investment portfolios and real estate related investments held in consolidated joint ventures.

    Securities business related long-term debt consists of debt issued to finance primarily the liquidity of the Company's securities business. Loans made by the Company to its securities subsidiaries using the proceeds from the Company's issuance of long-term debt may be made on a long-term, short-term, or subordinated basis, depending on the particular requirements of its securities business.

    Payment of interest and principal on the surplus notes issued after 1993, of which $688 million were outstanding at December 31, 1999 and 1998, may be made only with the prior approval of the Commissioner of Insurance of the State of New Jersey.

    In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The effect of these derivative instruments is included in the calculation of the interest expense on the associated debt, and as a result, the effective interest rates on the debt may differ from the rates reflected in the tables above. Floating rates are determined by formulas and may be subject to certain minimum or maximum rates.


Scheduled principal repayment of long-term debt                 (In Millions)
                 2001                                                   $   738
                 2002                                                     1,942
                 2003                                                       459
                 2004                                                     1,334
                 2005                                                        58
          2006 and thereafter                                               982
                                                              ------------------
                 Total                                                  $ 5,513
                                                              ==================


     At December 31, 1999, the Company had $9,934 million in lines of credit from numerous financial institutions of which $7,947 million were unused. These lines of credit generally have terms ranging from one to five years.

     The Company issues commercial paper primarily to manage operating cash flows and existing commitments, meet working capital needs and take advantage of current investment opportunities. A portion of commercial


                                       B30

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. SHORT-TERM AND LONG-TERM DEBT (continued)


     paper borrowings are supported by various lines of credit referred to above. At December 31, 1999 and 1998, the weighted average maturity of commercial paper outstanding was 23 and 21 days, respectively.

     Interest expense for short-term and long-term debt is $863 million, $920 million, and $743 million for the years ended December 31, 1999, 1998 and 1997, respectively. Securities business related interest expense of $254 million, $288 million, and $248 million in 1999, 1998 and 1997, respectively, is included in "Net investment income."

9.  EMPLOYEE BENEFIT PLANS

     Pension and Other Postretirement Plans
     The Company has funded non-contributory defined benefit pension plans which cover substantially all of its employees. The Company also has several non-funded non-contributory defined benefit plans covering certain executives. Benefits are generally based on career average earnings and credited length of service. The Company's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Service contribution guidelines.

     The Company provides certain life insurance and healthcare benefits ("Other postretirement benefits") for its retired employees, their beneficiaries and covered dependents. The healthcare plan is contributory; the life insurance plan is non-contributory.

     Substantially all of the Company's employees may become eligible to receive benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. These benefits are funded as considered necessary by Company management.

     The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

     Prepaid and accrued benefits costs are included in "Other assets" and "Other liabilities," respectively, in the Company's Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity, is summarized below:



                                      B31

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9.  EMPLOYEE BENEFIT PLANS (continued)


                                                                                                                Other
                                                                     Pension Benefits                  Postretirement Benefits
                                                             ----------------------------------    ---------------------------------
                                                                  1999               1998               1999              1998
                                                             ---------------    ---------------    ---------------    --------------
                                                                                          (In Millions)
Change in benefit obligation:

Benefit obligation at the beginning of period                      $ (6,309)          $ (5,557)          $ (2,213)         $ (2,128)
Service cost                                                           (193)              (159)               (39)              (35)
Interest cost                                                          (410)              (397)              (141)             (142)
Plan participants' contributions                                          -                  -                 (6)               (6)
Amendments                                                               (2)               (58)                (2)                -
Actuarial gains (losses)                                                974               (600)               312               (31)
Contractual termination benefits                                        (53)               (30)                 -                 -
Special termination benefits                                            (51)                 -                 (2)                -
Curtailment                                                             206                  -                 43                 -
Benefits paid                                                           408                485                108               128
Foreign currency changes                                                  -                  7                 (1)                1
                                                             ---------------    ---------------    ---------------    --------------
Benefit obligation at end of period                                $ (5,430)          $ (6,309)          $ (1,941)         $ (2,213)
                                                             ===============    ===============    ===============    ==============

Change in plan assets:

Fair value of plan assets at beginning of period                    $ 8,427            $ 8,489            $ 1,422           $ 1,354
Actual return on plan assets                                          1,442                445                213               146
Transfer to third party                                                 (14)                (4)                 -                 -
Contribution from pension plan                                            -                  -                  -                31
Employer contributions                                                   21                 25                 15                13
Plan participants' contributions                                          -                  -                  6                 6
Withdrawal under IRS Section 420                                          -                (36)                 -                 -
Benefits paid                                                          (408)              (485)              (108)             (128)
Foreign currency changes                                                  -                 (7)                 -                 -
                                                             ---------------    ---------------    ---------------    --------------
Fair value of plan assets at end of period                          $ 9,468            $ 8,427            $ 1,548           $ 1,422
                                                             ===============    ===============    ===============    ==============

Funded status:

Funded status at end of period                                      $ 4,038            $ 2,118             $ (393)           $ (791)
Unrecognized transition (asset) liability                              (448)              (554)               462               660
Unrecognized prior service cost                                         225                335                  2                 -
Unrecognized actuarial net (gain)                                    (2,514)              (813)              (746)             (353)
Effects of fourth quarter activity                                       (3)                (9)                 -                 2
                                                             ---------------    ---------------    ---------------    --------------
Net amount recognized                                               $ 1,298            $ 1,077             $ (675)           $ (482)
                                                             ===============    ===============    ===============    ==============

Amounts recognized in the Statements of
Financial Position consist of:

Prepaid benefit cost                                                $ 1,601            $ 1,348             $    -            $    -
Accrued benefit liability                                              (316)              (287)              (675)             (482)
Intangible asset                                                          6                  7                  -                 -
Accumulated other comprehensive income                                    7                  9                  -                 -
                                                             ---------------    ---------------    ---------------    --------------
Net amount recognized                                               $ 1,298            $ 1,077             $ (675)           $ (482)
                                                             ===============    ===============    ===============    ==============


                                      B32

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9.  EMPLOYEE BENEFIT PLANS (continued)

     The projected benefit obligations, accumulated benefit obligations and fair value of plan assets for the pension plans with accumulated benefit obligations in excess of plan assets were $401 million, $309 million and $0, respectively, as of September 30, 1999 and $384 million, $284 million and $0, respectively, as of September 30, 1998.

     The effects of fourth quarter activity are summarized as follows:

                                                                                              Other
                                                   Pension Benefits                  Postretirement Benefits
                                           ---------------------------------     ---------------------------------
                                               1999               1998               1999               1998
                                           --------------     --------------     --------------     --------------
                                                                         (In Millions)
Contractual termination benefits                    $ (9)             $ (14)               $ -                $ -
Employer contributions                                 6                  5                  -                  2
                                           --------------     --------------     --------------     --------------
Effects of 4th quarter activity                     $ (3)              $ (9)               $ -                $ 2
                                           ==============     ==============     ==============     ==============


     Pension plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $6,534 million and $5,926 million are included in Separate Account assets and liabilities at September 30, 1999 and 1998, respectively.

     Other postretirement plan assets consist of group and individual life insurance policies, group life and health contracts, common stocks, corporate debt securities, U.S. government securities and short-term investments. During 1999 the assets of group life and health contracts were transferred into common stocks, debt securities and short-term investments. Plan assets include $434 million and $1,018 million of Company insurance policies and contracts at September 30, 1999 and 1998, respectively.

     The Prudential Plan was amended during the time period presented to provide contractual termination benefits to certain plan participants whose employment had been terminated. Costs related to these amendments are reflected in contractual termination benefits that follow.


                                      B33

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9.  EMPLOYEE BENEFIT PLANS (continued)

     Net periodic benefit cost included in "General and administrative expenses" in the Company's Consolidated Statements of Operations for the years ended December 31, includes the following components:


                                                              Pension Benefits                  Other Postretirement Benefits
                                                 ----------------------------------------------------------------------------------
                                                    1999          1998          1997          1999          1998          1997
                                                 -----------   -----------   -----------   ------------  ------------  ------------
                                                                                   (In Millions)
Components of net periodic benefits
costs:

Service cost                                          $ 193         $ 159         $ 127           $ 39          $ 35          $ 38
Interest cost                                           410           397           376            141           142           149
Expected return on plan assets                         (724)         (674)         (617)          (121)         (119)          (87)
Amortization of transition amount                      (106)         (106)         (106)            47            47            50
Amortization of prior service cost                       45            45            42              -             -             -
Amortization of actuarial net (gain) loss                 4             1             -            (10)          (13)          (13)
Special termination benefits                             51             -             -              2             -             -
Curtailment (gain) loss                                (122)            5             -            108             -             -
Contractual termination benefits                         48            14            30              -             -             -
                                                 -----------   -----------   -----------   ------------  ------------  ------------
     Subtotal                                          (201)         (159)         (148)           206            92           137
Less amounts related to discontinued operations          84            25             -           (130)          (34)          (38)
                                                 -----------   -----------   -----------   ------------  ------------  ------------
Net periodic (benefit) cost                          $ (117)       $ (134)       $ (148)          $ 76          $ 58          $ 99
                                                 ===========   ===========   ===========   ============  ============  ============


     Discontinued operations amounts for 1998 and 1997 were included in loss from healthcare operations. The 1999 amounts were included in loss on disposal of healthcare operations. See Note 3 for discussion of the disposal of the Company's healthcare business. Discontinued operations for pension benefits in 1999 includes $122 million of curtailment gains and $51 million of special termination benefit costs. Discontinued operations for postretirement benefits in 1999 includes $108 million of curtailment losses and $2 million of special termination benefit costs.

     The assumptions at September 30, used by the Company to calculate the benefit obligations as of that date and to determine the benefit cost in the subsequent year are as follows:


                                                    Pension Benefits                       Other Postretirement Benefits
                                          -------------------------------------  --------------------------------------------------
                                            1999          1998         1997           1999             1998               1997
                                          ----------   -----------  -----------  ---------------   --------------     -------------

Weighted-average assumptions:

Discount rate (beginning of period)         6.50%        7.25%        7.75%          6.50%             7.25%              7.75%
Discount rate (end of period)               7.75%        6.50%        7.25%          7.75%             6.50%              7.25%
Rate of increase in compensation            4.50%        4.50%        4.50%          4.50%             4.50%              4.50%
     levels (beginning of period)
Rate of increase in compensation            4.50%        4.50%        4.50%          4.50%             4.50%              4.50%
     levels (end of period)
Expected return on plan assets              9.50%        9.50%        9.50%          9.00%             9.00%              9.00%
Health care cost trend rates                  -            -            -         7.50 - 9.80%     7.80 - 11.00%      8.20 - 11.80%
Ultimate health care cost trend rate          -            -            -            5.00%             5.00%              5.00%
   after gradual decrease until 2006


                                      B34

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9.  EMPLOYEE BENEFIT PLANS (continued)

     Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

                                                              Other
                                                      Postretirement Benefits
                                                   ----------------------------
                                                              1999
                                                          ------------
                                                          (In Millions)
One percentage point increase

Increase in total service and interest costs                    $ 25
Increase in postretirement benefit obligation                    200

One percentage point decrease

Decrease in total service and interest costs                    $ 20
Decrease in postretirement benefit obligation                    167


     Postemployment Benefits
     The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 1999 and 1998 was $157 million and $135 million, respectively, and is included in "Other liabilities."

     Other Employee Benefits
     The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 3% of annual salary. The matching contributions by the Company included in "General and administrative expenses" are as follows:

                                                                            401(k) Company Match
                                                             ---------------------------------------------------
                                                                 1999               1998              1997
                                                             --------------    ---------------    --------------
                                                                               (In Millions)
Company match                                                         $ 60               $ 54              $ 63
Less amounts related to discontinued operations                         (8)               (14)              (16)
                                                             --------------    ---------------    --------------
401(k) Company match included in
     general and administrative expenses                              $ 52               $ 40              $ 47
                                                             ==============    ===============    ==============


     Discontinued operations amounts for 1998 and 1997 were included in loss from healthcare operations. The 1999 amount was included in loss on disposal of healthcare operations.



                                      B35

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. INCOME TAXES

     The components of income tax expense for the years ended December 31, were as follows:


                                                             1999                1998               1997
                                                         --------------      --------------     --------------
                                                                             (In Millions)
Current tax expense (benefit):
            U.S.                                                 $ 614               $ 883              $ (14)
            State and local                                         84                  54                 51
            Foreign                                                 (8)                148                 64
                                                         --------------      --------------     --------------
            Total                                                  690               1,085                101

Deferred tax expense (benefit):
            U.S.                                                   206                 (93)               269
            State and local                                         44                  (6)                 4
            Foreign                                                102                 (16)                33
                                                         --------------      --------------     --------------
            Total                                                  352                (115)               306

Total income tax expense                                       $ 1,042               $ 970              $ 407
                                                         ==============      ==============     ==============


      Income from continuing operations before income taxes and extraordinary item, for the years ended December 31, was as follows:

                                                           1999                 1998                  1997
                                                       --------------       --------------       ---------------
                                                                            (In Millions)

Domestic                                                     $ 1,989              $ 2,384               $ 1,039
International                                                    316                  224                   331
                                                       --------------       --------------       ---------------
Total income from continuing operations
     before income taxes and extraordinary item              $ 2,305              $ 2,608               $ 1,370
                                                       ==============       ==============       ===============


      The Company's income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

                                                            1999                 1998                 1997
                                                        --------------       --------------       --------------
                                                                             (In Millions)

Expected federal income tax expense                             $ 807                $ 913                $ 480
Equity tax (benefit)                                              190                   75                  (65)
State and local income taxes                                       83                   31                   37
Tax-exempt interest and dividend received                         (63)                 (46)                 (67)
     deduction
Other                                                              25                   (3)                  22
                                                        --------------       --------------       --------------

Total income tax expense                                      $ 1,042                $ 970                $ 407
                                                        ==============       ==============       ==============


                                      B36

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. INCOME TAXES (continued)

     Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                                     1999             1998
                                                                 -------------     ------------
                                                                          (In Millions)
Deferred tax assets
       Insurance reserves                                             $ 1,582          $ 1,807
       Net unrealized investment (gains)/losses                           474           (1,225)
       Policyholder dividends                                             277              265
       Net operating loss carryforwards                                   280              276
       Litigation related reserves                                         61               87
       Employee benefits                                                   32               63
       Other                                                                -              135
                                                                 -------------     ------------

       Deferred tax assets before valuation allowance                   2,706            1,408
       Valuation allowance                                                (24)             (13)
                                                                 -------------     ------------
       Deferred tax assets after valuation allowance                    2,682            1,395
                                                                 -------------     ------------

Deferred tax liabilities
       Deferred policy acquisition cost                                 1,942            1,697
       Investments                                                        284              151
       Depreciation                                                        59               64
                                                                 -------------     ------------
       Deferred tax liabilities                                         2,285            1,912
                                                                 -------------     ------------

Net defered tax asset/(liability)                                       $ 397           $ (517)
                                                                 =============     ============


    Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 1999 and 1998, respectively, the Company had federal life net operating loss carryforwards of $660 million and $540 million, which expire in 2012. At December 31, 1999 and 1998, respectively, the Company had state operating loss carryforwards for tax purposes approximating $570 million and $1,278 million, which expire between 2000 and 2019.

    Deferred taxes are not provided on the undistributed earnings of foreign subsidiaries (considered to be permanent investments), which at December 31, 1999 were $521 million. Determining the tax liability that would arise if these earnings were remitted is not practical.


    The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1992. The Service has begun their examination of the years 1993 through 1995.



                                      B37

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11. STATUTORY NET INCOME AND SURPLUS

    Reconciliation of Statutory Net Income and Surplus

    Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following tables reconcile the Company's statutory net income and surplus as of and for the years ended December 31, 1999, 1998, and 1997, determined in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance, to net income and equity determined using GAAP:

                                                                         1999                1998               1997
                                                                    ----------------    ---------------    ----------------
                                                                                        (In Millions)

Statutory net income                                                          $ 333            $ 1,247             $ 1,471

Adjustments to reconcile to net income on a GAAP basis:
      Insurance revenues and expenses                                           136               (117)                 12
      Income taxes                                                              436                128                 601
      Valuation of investments                                                  (27)              (143)                (62)
      Realized investment gains                                                  73              1,162                 702
      Litigation and other reserves                                            (102)            (1,150)             (1,975)
      Discontinued operations and other, net                                    (36)               (21)               (139)
                                                                    ----------------    ---------------    ----------------

GAAP net income                                                               $ 813            $ 1,106               $ 610
                                                                    ================    ===============    ================


                                                                          1999                 1998
                                                                     ----------------     ---------------
                                                                                 (In Millions)

Statutory surplus                                                            $ 9,249             $ 8,536

Adjustments to reconcile to equity on a GAAP basis:
      Deferred policy acquisition costs                                        7,295               6,462
      Valuation of investments                                                 2,909               8,358
      Future policy benefits and policyholder account balances                (1,544)             (2,621)
      Non-admitted assets                                                      2,069               2,119
      Income taxes                                                               522                (576)
      Surplus notes                                                             (987)               (987)
      Discontinued operations and other, net                                    (222)               (896)
                                                                     ----------------     ---------------

GAAP equity                                                                 $ 19,291            $ 20,395
                                                                     ================     ===============


    The New York State Insurance Department ("Department") recognizes only statutory accounting for determining and reporting the financial condition of an insurance company, for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determinations.


                                      B38

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

12. OPERATING LEASES (continued)


    The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. At December 31, 1999, future minimum lease payments under non-cancelable operating leases are, as follows:

                                                    (In Millions)
       2000                                                  $ 294
       2001                                                    265
       2002                                                    217
       2003                                                    178
       2004                                                    147
       Remaining years after 2004                              776
                                                   ----------------
       Total                                               $ 1,877
                                                   ================



    Rental expense incurred for the years ended December 31, 1999, 1998 and 1997 was $278 million, $320 million and $352 million, respectively, excluding expenses relating to the Company's healthcare business.


13. FAIR VALUE OF FINANCIAL INSTRUMENTS

    The estimated fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying values approximate estimated fair values).

    Fixed maturities and Equity securities
    Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Generally fair values for private placement fixed maturities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The fair value of certain non-performing private placement fixed maturities is based on amounts estimated by management.

    Mortgage loans on real estate
    The estimated fair value of mortgage loans on real estate is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality mortgage.

    Policy loans
    The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.


                                      B39

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)


    Derivative financial instruments
    Refer to Note 14 for the disclosure of fair values on these instruments.

    Investment contracts
    For guaranteed investment contracts, income annuities, and other similar contracts without life contingencies, estimated fair values are derived using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

    Debt
    The estimated fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.


                                      B40

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

     The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:


                                                                            1999                                  1998
                                                                Carrying          Estimated           Carrying          Estimated
                                                                 Amount           Fair Value           Amount          Fair Value

                                                             ---------------    ---------------    ---------------    --------------
                                                                                                 (In Millions)
FINANCIAL ASSETS:

Other than trading:
Fixed maturities:
     Available for sale                                            $ 74,697           $ 74,697           $ 80,158          $ 80,158
     Held to maturity                                                14,237             14,112             16,848            17,906
Equity securities                                                     3,264              3,264              2,759             2,759
Mortgage loans on real estate                                        16,268             15,826             16,016            16,785
Policy loans                                                          7,590              7,462              7,476             8,123
Securities purchased under agreements to resell                           -                  -              1,737             1,737
Short-term investments                                               12,303             12,303              9,781             9,781
Mortgage securitization inventory                                       803                803                480               480
Cash                                                                  1,330              1,330              1,943             1,943
Restricted cash and securities                                        4,082              4,082              2,366             2,366
Separate Account assets                                              82,131             82,131             80,931            80,931

Trading:
Trading account assets                                             $  9,741           $  9,741           $  8,888          $  8,888
Broker-dealer related receivables                                    11,346             11,346             10,142            10,142
Securities purchased under agreements to resell                      13,944             13,944              8,515             8,515
Cash collateral for borrowed securities                               7,124              7,124              5,622             5,622

FINANCIAL LIABILITIES:

Other than trading:
Investment contracts                                               $ 25,164           $ 25,352           $ 26,246          $ 27,051
Securities sold under agreements to repurchase                        4,260              4,260              7,085             7,085
Cash collateral for loaned securities                                 2,582              2,582              2,450             2,450
Short-term and long-term debt                                        16,371             16,563             14,816            15,084
Securities sold but not yet purchased                                     -                  -              2,215             2,215
Separate Account liabilities                                         82,131             82,131             80,931            80,931

Trading:
Broker-dealer related payables                                     $  5,839           $  5,839           $  6,530          $  6,530
Securities sold under agreements to repurchase                       20,338             20,338             14,401            14,401
Cash collateral for loaned securities                                 8,193              8,189              4,682             4,682
Securities sold but not yet purchased                                 6,968              6,968              3,556             3,556



                                      B41

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

    Interest Rate Swaps
    The Company uses interest rate swaps to reduce market risks from changes in interest rates and to manage interest rate exposures arising from mismatches between assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. The fair value of swap agreements is estimated based on the present value of future cash flows under the agreements, discounted at the applicable zero coupon U.S. Treasury rate and swap spread.

    If swap agreements meet the criteria for hedge accounting, net interest receipts or payments are accrued and recognized over the life of the swap agreements as an adjustment to interest income or expense of the hedged item. Any unrealized gains or losses are not recognized until the hedged item is sold or matures. Gains or losses on early termination of interest rate swaps are deferred and amortized over the remaining period originally covered by the swaps. If the criteria for hedge accounting are not met, the swap agreements are accounted for at fair value with changes in fair value reported in current period earnings.

    Futures and Options
    The Company uses exchange-traded Treasury futures and options to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of those futures and options is based on market quotes.

    In exchange-traded futures transactions, the Company purchases or sells contracts, the value of which are determined by the value of designated classes of Treasury securities, and posts variation margins on a daily basis in an amount equal to the difference in the daily market values of those contracts. Futures are typically used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

    If futures meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in current period earnings. The gains and losses associated with anticipatory transactions are not material.



                                      B42

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

    When the Company anticipates a significant decline in the stock market which will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the Company's equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge is intended to permit such investment transactions to be executed with less adverse market impact.

    Currency Derivatives
    The Company uses currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, to reduce market risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire and to alter the currency exposures arising from mismatches between such foreign currencies and the U.S. dollar.

    Under currency forwards, the Company agrees with other parties upon delivery of a specified amount of a specified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

    If currency derivatives are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in "Accumulated other comprehensive income." If currency derivatives do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in "Realized investment gains, net."

    Forwards
    The Company uses forwards to manage market risks relating to interest rates and commodities. Additionally, in connection with the Company's investment banking activities, the Company trades in mortgage backed securities forward contracts. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

    If the forwards are effective as hedges, gains or losses are recorded in "Accumulated other comprehensive income." If forwards do not meet hedge accounting criteria, gains or losses from those forwards are recognized in current period earnings.

    The tables below summarize the Company's outstanding positions by derivative instrument types as of December 31, 1999 and 1998. The amounts presented are classified as either trading or other than trading, based on management's intent at the time of contract inception and throughout the life of the contract. The table includes the estimated fair values of outstanding derivative positions only and does not include the changes in fair values of associated financial and non-financial assets and liabilities, which generally offset derivative notional amounts. The fair value amounts presented also do not reflect the netting of amounts pursuant to right of setoff, qualifying master netting agreements with counterparties or collateral arrangements.


                                      B43

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)


                        DERIVATIVE FINANCIAL INSTRUMENTS
                                December 31, 1999
                                  (In Millions)


                                                           Trading                                   Other than Trading
                                           ------------------------------------------     ------------------------------------------
                                                                                                      Hedge Accounting
                                                                                          ------------------------------------------
                                                                       Estimated                                      Estimated
                                                Notional              Fair Value               Notional               Fair Value
                                           ------------------     -------------------     ------------------      ------------------

Swap Instruments

        Interest rate
              Asset                                  $ 7,116                   $ 151                $     -                     $ -
              Liability                                6,490                     137                      -                       -

        Currency
              Asset                                       24                      45                    343                      30
              Liability                                   77                      51                    369                      33

        Equity and commodity
              Asset                                        8                       9                      -                       -
              Liability                                    8                       5                      -                       -

Forward contracts

        Interest rate
              Asset                                   14,837                     105                      -                       -
              Liability                               12,459                      84                      -                       -

        Currency
              Asset                                   11,181                     275                     54                       2
              Liability                               10,377                     247                    841                      16

        Equity and commodity
              Asset                                    1,664                      68                      -                       -
              Liability                                1,592                      60                      -                       -

Futures contracts

        Interest rate
              Asset                                    2,374                       2                      -                       -
              Liability                                3,017                       3                      -                       -

        Equity and commodity
              Asset                                    2,283                      44                      -                       -
              Liability                                  837                      57                      -                       -

Option contracts

        Interest rate
              Asset                                    3,725                      22                      -                       -
              Liability                                2,185                      11                      -                       -

        Currency
              Asset                                      613                       5                      -                       -
              Liability                                4,439                       5                      -                       -

        Equity and commodity
              Asset                                      340                       6                      -                       -
              Liability                                  366                       3                      -                       -
                                           ------------------     -------------------     ------------------      ------------------

Total Derivatives:

              Assets                                $ 44,165                   $ 732                $   397                    $ 32
                                           ==================     ===================     ==================      ==================
              Liabilities                           $ 41,847                   $ 663                $ 1,210                    $ 49
                                           ==================     ===================     ==================      ==================


                                                        Other than Trading                                    Total
                                           ------------------------------------------     ------------------------------------------
                                                       Non-Hedge Accounting
                                           ------------------------------------------
                                                                       Estimated                                      Estimated
                                                Notional               Fair Value              Notional              Fair Value
                                           -------------------     ------------------     ------------------     -------------------

Swap Instruments

        Interest rate
              Asset                                   $ 2,185                  $ 146                $ 9,301                   $ 297
              Liability                                 1,261                     32                  7,751                     169

        Currency
              Asset                                         -                      -                    367                      75
              Liability                                     -                      -                    446                      84

        Equity and commodity
              Asset                                        47                     13                     55                      22
              Liability                                     -                      -                      8                       5

Forward contracts

        Interest rate
              Asset                                         -                      -                 14,837                     105
              Liability                                     -                      -                 12,459                      84

        Currency
              Asset                                     1,182                     16                 12,417                     293
              Liability                                 1,347                     21                 12,565                     284

        Equity and commodity
              Asset                                         -                      -                  1,664                      68
              Liability                                     -                      -                  1,592                      60

Futures contracts

        Interest rate
              Asset                                       800                     14                  3,174                      16
              Liability                                 3,696                     44                  6,713                      47

        Equity and commodity
              Asset                                        71                      4                  2,354                      48
              Liability                                    12                     11                    849                      68

Option contracts

        Interest rate
              Asset                                         -                      -                  3,725                      22
              Liability                                    13                      -                  2,198                      11

        Currency
              Asset                                        10                      -                    623                       5
              Liability                                    10                      -                  4,449                       5

        Equity and commodity
              Asset                                         -                      -                    340                       6
              Liability                                     -                      -                    366                       3
                                           -------------------     ------------------     ------------------     -------------------

Total Derivatives:

              Assets                                  $ 4,295                  $ 193               $ 48,857                   $ 957
                                           ===================     ==================     ==================     ===================
              Liabilities                             $ 6,339                  $ 108               $ 49,396                   $ 820
                                           ===================     ==================     ==================     ===================



                                      B44

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)


                        DERIVATIVE FINANCIAL INSTRUMENTS
                                December 31, 1998
                                  (In Millions)


                                                           Trading                                    Other than Trading
                                           ------------------------------------------     ------------------------------------------
                                                                                                       Hedge Accounting
                                                                                          ------------------------------------------
                                                                       Estimated                                      Estimated
                                                Notional              Fair Value               Notional               Fair Value
                                           ------------------     -------------------     ------------------      ------------------

Swap Instruments

        Interest rate
              Asset                                 $  4,145                $    204               $      -                $      -
              Liability                                4,571                     192                      -                       -

        Currency
              Asset                                      372                      91                    229                      16
              Liability                                  263                      84                    464                      46

        Equity and commodity
              Asset                                       47                      14                      -                       -
              Liability                                    -                       -                      -                       -

Forward contracts

        Interest rate
              Asset                                   31,568                      72                      -                       -
              Liability                               24,204                      56                      -                       -

        Currency
              Asset                                   12,879                     198                     60                       1
              Liability                               13,594                     221                    573                      11

        Equity and commodity
              Asset                                    1,204                      12                      -                       -
              Liability                                1,355                       3                      -                       -

Futures contracts

        Interest rate
              Asset                                    2,429                      10                      -                       -
              Liability                                3,147                       3                      -                       -

        Equity and commodity
              Asset                                      843                      51                      -                       -
              Liability                                1,224                      44                      -                       -

Option contracts

        Interest rate
              Asset                                    2,500                      10                      -                       -
              Liability                                1,451                       8                      -                       -

        Currency
              Asset                                    4,882                     101                      -                       -
              Liability                                4,151                     112                      -                       -

        Equity and commodity
              Asset                                      928                       2                      -                       -
              Liability                                  901                       4                      -                       -
                                           ------------------     -------------------     ------------------      ------------------

Total Derivatives:

              Assets                                $ 61,797                $    765               $    289                $     17
                                           ==================     ===================     ==================      ==================
              Liabilities                           $ 54,861                $    727               $  1,037                $     57
                                           ==================     ===================     ==================      ==================


                                                        Other than Trading                                  Total
                                           ------------------------------------------     ------------------------------------------
                                                      Non-Hedge Accounting
                                           ------------------------------------------
                                                                       Estimated                                      Estimated
                                                Notional               Fair Value              Notional              Fair Value
                                           -------------------     ------------------     ------------------     -------------------

Swap Instruments

        Interest rate
              Asset                                 $   1,949               $     73               $  6,094                $    277
              Liability                                 2,501                    301                  7,072                     493

        Currency
              Asset                                         -                      -                    601                     107
              Liability                                     -                      -                    727                     130

        Equity and commodity
              Asset                                        22                      7                     69                      21
              Liability                                     -                      -                      -                       -

Forward contracts

        Interest rate
              Asset                                         -                      -                 31,568                      72
              Liability                                     -                      -                 24,204                      56

        Currency
              Asset                                       942                     13                 13,881                     212
              Liability                                 1,466                     26                 15,633                     258

        Equity and commodity
              Asset                                         2                      -                  1,206                      12
              Liability                                     -                      -                  1,355                       3

Futures contracts

        Interest rate
              Asset                                     1,762                     22                  4,191                      32
              Liability                                   478                      4                  3,625                       7

        Equity and commodity
              Asset                                        24                      1                    867                      52
              Liability                                    53                      1                  1,277                      45

Option contracts

        Interest rate
              Asset                                       130                      2                  2,630                      12
              Liability                                    98                      -                  1,549                       8

        Currency
              Asset                                         -                      -                  4,882                     101
              Liability                                     -                      -                  4,151                     112

        Equity and commodity
              Asset                                         -                      -                    928                       2
              Liability                                     -                      -                    901                       4
                                           -------------------     ------------------     ------------------     -------------------

Total Derivatives:

              Assets                                 $  4,831               $    118               $ 66,917                $    900
                                           ===================     ==================     ==================     ===================
              Liabilities                            $  4,596               $    332               $ 60,494                $  1,116
                                           ===================     ==================     ==================     ===================




                                      B45

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

    The following table discloses net trading revenues by derivative instrument types as of December 31:

                                    1999         1998         1997
                                   --------     --------     --------
                                             (In Millions)

     Forwards                         $ 53         $ 67         $ 59
     Futures                            80           (5)          37
     Swaps                              16          (13)         (13)
     Options                           (14)           -            -
                                   --------     --------     --------
     Net trading revenues            $ 135         $ 49         $ 83
                                   ========     ========     ========


    Average fair values for trading derivatives in an asset position during the years ended December 31, 1999 and 1998 were $789 million and $922 million, respectively, and for derivatives in a liability position were $766 million and $905 million, respectively. The average fair values do not reflect the netting of amounts pursuant to the right of offset or qualifying master netting agreements. Of those derivatives held for trading purposes at December 31, 1999, 61% of the notional amount consisted of interest rate derivatives, 33% consisted of foreign currency derivatives and 6% consisted of equity and commodity derivatives. Of those derivatives held for purposes other than trading at December 31, 1999, 65% of notional consisted of interest rate derivatives, 34% consisted of foreign currency derivatives, and 1% consisted of equity and commodity derivatives.

    Credit Risk
    The credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. At December 31, 1999 and 1998, approximately 81% and 95%, respectively, of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties.

    Off-Balance Sheet Credit-Related Instruments
    During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments, financial guarantees, loans sold with recourse and letters of credit. Commitments include commitments to purchase and sell mortgage loans, the underfunded portion of commitments to fund investments in private placement securities and unused credit card and home equity lines.

    In connection with the Company's consumer banking business, loan commitment for credit cards and home equity lines of credit and other lines of credit include agreements to lend up to specified limits to customers. It is anticipated that commitment amounts will only be partially drawn down based on overall customer usage patterns, and, therefore, do not necessarily represent future cash requirements. The Company evaluates each credit decision on such commitments at least annually and has the ability to cancel or suspend such lines at its option. The total available lines of credit card, home equity and other commitments were $2.7 billion, of which $2.0 billion remains available at December 31, 1999.

    Also, in connection with the Company's investment banking activities, the Company enters into agreements with mortgage originators and others to provide financing on both a secured and an unsecured basis. Aggregate financing commitments on a secured basis, for periods of less than one year, approximate $4.9 billion, of which $2.73 billion remains available at December 31, 1999. Unsecured commitments approximate $528 million, of which $334 million remains available at December 3l, 1999.


                                      B46

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

    Other commitments primarily include commitments to purchase and sell mortgage loans and the unfunded portion of commitments to fund investments in private placement securities. These mortgage loans and private commitments were $2.9 billion, of which $1.9 billion remain available at December 31, 1999. Additionally, mortgage loans sold with recourse were $0.1 billion at December 31, 1999.

    The Company also provides financial guarantees incidental to other transactions and letters of credit that guarantee the performance of customers to third parties. These credit-related financial instruments have off-balance sheet credit risk because only their origination fees, if any, and accruals for probable losses, if any, are recognized until the obligation under the instrument is fulfilled or expires. These instruments can extend for several years and expirations are not concentrated in any period. The Company seeks to control credit risk associated with these instruments by limiting credit, maintaining collateral where customary and appropriate and performing other monitoring procedures. At December 31, 1999 these were immaterial.

15. CONTINGENCIES AND LITIGATION

    Stop-Loss Reinsurance and Stop-Loss Indemnification Agreements
    On February 24, 2000, the Company entered into an agreement to sell 100% of the capital stock of its subsidiary, Gibraltar Casualty Company ("Gibraltar") to Everest Reinsurance Holdings, Inc. (now known as Everest Re Group, Ltd.) ("Everest"). The transaction is expected to be completed in the second quarter of 2000, subject to approval by state regulators and other customary closing conditions. Proceeds from the sale will consist of approximately $52 million in cash, which approximated the book value of Gibraltar at December 31, 1999. In connection with the sale, the Company will provide a stop-loss indemnification agreement covering 80% of the first $200 million of any adverse loss development in excess of Gibraltar's carried reserves as of the closing date of the transaction, resulting in a maximum potential exposure to the Company of $160 million. In connection with the Company's 1995 sale of what is now Everest, Gibraltar had entered into a stop-loss reinsurance agreement with Everest whereby Gibraltar reinsured up to $375 million of the first $400 million of aggregate adverse loss development, on an incurred basis, with respect to reserves recorded by Everest as of June 30, 1995. Upon the expected completion of the aforementioned sale of Gibraltar, the Company will no longer be subject to exposure under the 1995 stop-loss agreement. Management believes that based on currently available information and established reserves, the ultimate settlement of claims under either the 1995 stop-loss agreement or the stop-loss indemnification agreement should not have a material adverse effect on the Company's financial position.

    Environmental and Asbestos-Related Claims
    Certain of the Company's subsidiaries are subject to claims under expired contracts that assert alleged injuries and/or damages relating to or resulting from toxic torts, toxic waste and other hazardous substances. The liabilities for these claims cannot be reasonably estimated using traditional reserving techniques. The predominant source of such exposure for the Company is Gibraltar, which, as discussed above, is expected to be sold in the second quarter of 2000. The liabilities recorded for environmental and asbestos-related claims, net of reinsurance recoverables, of $342 million ($321 million for Gibraltar) and $239 million ($217 million for Gibraltar) at December 31, 1999 and 1998, respectively, reflect the Company's best estimate of ultimate claims and claim adjustment expenses based upon known facts and current law. However, as a result of judicial decisions and legislative actions, the coverage afforded under these contracts may be expanded beyond their original terms. Given the expansion of coverage and liability by the courts and legislatures in the past, and the potential for other unfavorable trends in the future, the ultimate cost of these claims could increase from the levels currently established. Because of these uncertainties, these additional amounts, or a range of these additional amounts, cannot be reasonably estimated, and could result in a liability exceeding recorded liabilities by an amount that could be material to the Company's results of operations in a future quarterly or annual period. The Company's residual exposure pertaining to Gibraltar upon completion of the expected sale, pursuant to a



                                      B47

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

15. CONTINGENCIES AND LITIGATION (continued)


    stop-loss indemnification agreement, is discussed above. Management believes that these claims should not have a material adverse effect on the Company's financial position.

    Managed Care Reimbursement
    The Company has reviewed its obligations retained in the sale of the healthcare operations under certain managed care arrangements for possible failure to comply with contractual and regulatory requirements. It is the opinion of management that adequate reserves have been established to provide for appropriate reimbursements to customers.

    Litigation
    The Company is subject to legal and regulatory actions in the ordinary course of its businesses, including class actions. Pending legal and regulatory actions include proceedings specific to the Company's practices and proceedings generally applicable to business practices in the industries in which the Company operates. In certain of these matters, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

    In particular, the Company has been subject to substantial regulatory actions and civil litigation involving individual life insurance sales practices. In 1996, the Company entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the Company agreed to various changes to its sales and business practices controls and a series of fines, and is in the process of distributing final remediation relief to eligible class members. In many instances, claimants have the right to "appeal" the Company's decision to an independent reviewer. The bulk of such appeals were resolved in 1999, and the balance is expected to be addressed in 2000. As of January 31, 2000, the Company remained a party to two putative class actions and approximately 158 individual actions relating to permanent life insurance policies the Company issued in the United States between 1982 and 1995. Additional suits may be filed by individuals who opted out of the settlements. While the approval of the class action settlement is now final, the Company remains subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements. In November 1999, upon the joint application of the Company and class counsel, the Court ordered an investigation into certain allegations of improprieties in the administration and implementation of the remediation program at the Company's Plymouth, Minnesota facility. Class counsel is expected to submit a summary of its findings pursuant to the investigation to the Court in mid-April 2000.

    In 1999, 1998, 1997 and 1996, the Company recorded provisions in its Consolidated Statements of Operations of $100 million, $1,150 million, $2,030 million and $1,125 million, respectively, to provide for estimated remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against the Company separately, and other fees and expenses associated with the resolution of sales practices issues.


                                      B48

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

15. CONTINGENCIES AND LITIGATION (continued)


    The following table summarizes the Company's charges for the estimated total costs of sales practices remedies and additional sales practices costs and the related liability balances as of the dates indicated:


                                                          Year Ended December 31,
                                                ---------------------------------------------
                                                  1999        1998        1997        1996
                                                ---------------------------------------------
                                                                 (In Millions)
Liability balance at beginning of period         $ 3,058     $ 2,553       $ 963         $ -
Charges to expense:
      Remedy costs                                   (99)        510       1,640         410
      Additional sales practices costs               199         640         390         715
                                                ---------   ---------   ---------   ---------
      Total charges to expense                       100       1,150       2,030       1,125

Amounts paid or credited:
      Remedy costs                                 1,708         147           -           -
      Additional sales practices costs               559         498         440         162
                                                ---------   ---------   ---------   ---------
      Total amounts paid or credited               2,267         645         440         162

Liability balance at end of period                 $ 891     $ 3,058     $ 2,553       $ 963
                                                =========   =========   =========   =========


    In 1996, the Company recorded in its Consolidated Statements of Operations the cost of $410 million before taxes as a guaranteed minimum remediation expense pursuant to the settlement agreement. Management had no better information available at that time upon which to make a reasonable estimate of the losses associated with the settlement. Charges were also recorded in 1996 for estimated additional sales practices costs totaling $715 million before taxes.

    In 1997, management increased the estimated liability for the costs of remedying policyholder claims by $1,640 million before taxes. This increase was based on additional information derived from claim sampling techniques, the terms of the settlement and the number of claim forms received. The Company also recorded additional charges of $390 million to recognize the increase in estimated total additional sales practices costs.

    In 1998, the Company recorded an additional charge of $510 million before taxes to recognize the increase of the estimated total cost of remedying policyholder claims to a total of $2,560 million before taxes. This increase was based on (i) estimates derived from an analysis of claims actually remedied (including interest); (ii) a sample of claims still to be remedied;
    (iii) an estimate of additional liabilities associated with a claimant's right to "appeal" the Company's decision; and (iv) an estimate of an additional liability associated with the results of an investigation by a court-appointed independent expert regarding the impact of the Company's failure to properly implement procedures to preserve all documents relevant to the class action and remediation program. The Company also recorded additional charges of $640 million before taxes to recognize the increase in estimated total additional sales practices costs.

    In 1999, as a result of a decrease in the estimated cost of remedying policyholder claims, the Company recorded a credit of $99 million before taxes to reduce its liability relative to remedy costs. The revised estimate was based on additional information derived from claims actually remedied and an evaluation of remaining obligations taking into consideration experience in 1999. The Company also recorded a charge of $199 million before taxes to recognize an increase in estimated total additional sales practices costs based on additional information obtained in 1999.



                                      B49

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

15. CONTINGENCIES AND LITIGATION (continued)


    The Company's litigation is subject to many uncertainties, and given their complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company, in a particular quarterly or annual period, could be materially affected by an ultimate unfavorable outcome of pending litigation and regulatory matters depending, in part, upon the results of operation or cash flow for such period. Management believes, however, that the ultimate resolution of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on the Company's financial position.

                                     ******






                                       B50

                        Report of Independent Accountants
                        ---------------------------------


To the Board of Directors and Policyholders of The Prudential Insurance Company of America


In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP


New York, New York
March 21, 2000



                                      B51

                    DETERMINATION OF ACCUMULATION UNIT VALUES


A. ACCUMULATION UNIT VALUES

The value for each accumulation unit is computed as of the end of each valuation period, also referred to in this section as business day.

On any given business day the value of accumulation units in each subaccount will be determined by multiplying the value of a unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the 1.2% annual charge for administrative expenses and mortality and expense risks. The account's financial statements reflect a different breakdown of the expense structure described in the prospectus. The mortality and expense risk charges described in item 5 therein combined with and administrative charge described in
Item 4 total the amount which is the same 1.2% per year described in Note 3A of the Notes to the account's financial statements. The value of the assets of a subaccount is determined by multiplying the number of shares of the Series Fund held by that subaccount by the net asset value of each share and adding the value of dividends declared by the Series Fund but not yet paid.

                      INDIVIDUAL VARIABLE CONTRACT ACCOUNT

                           VARIABLE ANNUITY CONTRACTS











                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                751 BROAD STREET
                          NEWARK, NEW JERSEY 07102-3777
                           TELEPHONE: (888) PRU-2888

                                        C

                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS


(1) Financial Statements of The Prudential Individual Variable Contract Account (Registrant) consisting of the Statements of Net Assets, as of December 31, 1999; the Statements of Operations for the year ended December 31, 1999; Statements of Changes in Net Assets for the years ended December 31, 1999 and 1998; and the Notes relating thereto appear in the statement of additional information (Part B of the Registration Statement).

(2) Consolidated Financial Statements of The Prudential Insurance Company of America (Depositor) and its subsidiaries consisting of the Statements of Financial Position as of December 31, 1999 and 1998; the Consolidated Statements of Operations, Consolidated Statements of Changes in Equity, Consolidated Statements of Cash Flows for the years ended December 31, 1999, 1998 and 1997; and the Notes relating thereto appear in the statement of additional information (Part B of the Registration Statement).


(b) EXHIBITS

(1) Resolution of the Board of Directors of The Prudential Insurance Company of America establishing The Prudential Individual Variable Contract Account. (Note 2)

(2)  Agreements for custody of securities and similar investments--Not
     Applicable.

(3) (a) Form of Distribution Agreement between Prudential Investment Management Services LLC ("PIMS") (Underwriter) and The Prudential Insurance Company of America (Depositor). (Note 1)

     (b) Form of Selected Broker Agreement used by PIMS. (Note 1)

(4)  (a) The Prudential Discovery Plus Contract. (Note 2)

     (b) Endorsement ORD 86972-89 to the VAC-89 Contract for use in all states when issuing a Contract to a juvenile. (Note 7).

     (c) Endorsement COMB 84890-86 to the VAC-89 Contract for use in all states when issuing a Contract in a qualified market. (Note 7)

     (d) Limitation Provisions ORD 80445 Ed 8-88 to the VAC-89 Contract for use in all states. (Note 7)

     (e) Limitation Provisions VIP 7-88 to the VAC-89 Contract for use in all states. (Note 7)

     (f) Limitation Provisions WVQ 2-88 to the VAC-89 Contract for use in all states. (Note 7)

     (g) Waiver of Withdrawal Charges rider ORD 88753-92 to the VAC-89 Contract (at issue). (Note 7)

     (h) Waiver of Withdrawal Charges rider ORD 88754-92 to the VAC-89 Contract (after issue). (Note 7)

     (i)  Spousal Continuance rider ORD 89011-93. (Note 7)

     (j)  Endorsement altering the Assignment provision ORD 83921-95. (Note 7)

     (k) Endorsement altering the Death of Annuitant provision ORD 89319-95 (at issue). (Note 7)

(5)  (a) Application form for The Prudential Discovery Plus Contract. (Note 7)

     (b)  Application for an Annuity contract ORD 87348-92. (Note 7)

     (c)  Supplement to the Annuity application ORD 87454-92. (Note 7)

(6) (a) Charter of The Prudential Insurance Company of America, as amended November 14, 1995. (Note 3)

     (b) By-laws of The Prudential Insurance Company of America, as amended May 12, 1998. (Note 4)

(7) Contract of reinsurance in connection with variable annuity contract--Not Applicable.

(8) Other material contracts performed in whole or in part after the date the registration statement is filed:

     (a) Purchase Agreement between The Prudential Series Fund, Inc. and Prudential. (Note 7)


(9) Opinion of Counsel and consent to its use as to legality of the securities being registered. (Note 1)

(10) (a) Written consent of PricewaterhouseCoopers LLP, independent accountants. (Note 1)

(11) All financial statements omitted from Item 23, Financial Statements --Not Applicable.

(12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners--Not Applicable.

(13)      Schedule of Performance Computations. (Note 1)

(14)      Powers of Attorney.


          (a) F. Agnew, F. Becker, J. Cullen, C. Davis, R.Enrico,
              A. Gilmour, W. Gray, III, J. Hanson, G. Hiner, C. Horner,
              G. Kelley, B. Malkiel, A. Ryan, I. Schmertz, C. Sitter,
              D. Staheli, R. Thomson, J. Unruh, R. Vagelos, S. Van Ness,
              P. Volcker, J. Williams. (Note 5)


          (b) A. Piszel. (Note 6)


          (c) R. Carbone. (Note 8)

          (d) G. Casellas (Note 4)


(Note 1)  Filed herewith.

(Note 2) Incorporated by reference to Post-Effective Amendment No. 13 to this Registration Statement, filed April 24, 1998.


(Note 3) Incorporated by reference to Post-Effective Amendment No. 9 to Form S-1, Registration No. 33-20083, filed April 9, 1997, on behalf of The Prudential Variable Contract Real Property Account.

(Note 4) Incorporated by reference to Form S-6, Registration No. 333-64957, filed September 30, 1998, on behalf of The Prudential Variable Appreciable Account.

(Note 5) Incorporated by reference to Post-Effective Amendment No. 10 to Form S-1, Registration No. 33-20083, filed April 9, 1998, on behalf of The Prudential Variable Contract Real Property Account.

(Note 6) Incorporated by reference to Post-Effective Amendment No. 4 to Form N-4, Registration No. 333- 23271, filed February 23, 1999, on behalf of The Prudential Discovery Select Variable Contract Account.

(Note 7) Incorporated by reference to Post-Effective Amendment No. 14 to Form N-4, Registration No. 33-25434, filed April 27, 1999, on behalf of The Prudential Individual Variable Contract Account.

(Note 8) Incorporated by reference to Post-Effective Amendment No. 3 to Form N-4, Registration No. 333-23271, filed October 16, 1998, on behalf of The Prudential Discovery Select Group Variable Contract Account.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Incorporated by reference to The Prudential Individual Variable Contract Account Statement of Additional Information under "Directors and Officers" contained in Part B of this registration statement.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT


The Prudential Insurance Company of America ("Prudential") is a mutual life insurance company organized under the laws of New Jersey. The subsidiaries of Prudential and short descriptions of each are listed under Item 25 to Post-Effective Amendment No. 1 to the Form N-1A Registration Statement for The Prudential Series Fund, Inc., Registration No. 2-80896, filed April 24, 1998, the text of which is hereby incorporated. Prudential may be deemed to control the Prudential Series Fund, Inc., a Maryland corporation which is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, all the shares of which are held by Prudential and the following separate accounts which are registered as unit investment trusts under the Investment Company Act of 1940: The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account (Registrant), The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24 (separate accounts of Prudential); the Prudential Life PRUvider Variable Appreciable Account, the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company ("Pruco Life")); the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey")); Pruco Life, a corporation organized under the laws of Arizona, is a direct wholly-owned subsidiary of Prudential. Pruco Life of New Jersey, a corporation under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential.


Prudential holds all of the shares of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Each of these separate accounts is a unit investment trust registered under the Investment Company Act of 1940. Prudential's Gibraltar Fund is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940.

In addition, Prudential may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11, separate accounts of Prudential, all of which are registered as open-end, diversified, management investment companies under the Investment Company Act of 1940.


ITEM 27. NUMBER OF CONTRACTOWNERS

As of February 29, 2000 there were 28,908 Contractowners of qualified Contracts offered by the Registrant, and 42,251 Contractowners of non-qualified Contracts offered by the Registrant.


ITEM 28. INDEMNIFICATION


The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.


New Jersey, being the state of organization of The Prudential Insurance Company of America ("Prudential"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential's By-law 27, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit(8)(ii) of Post-Effective Amendment No. 12 to Form N-4, Registration No. 33-25434, filed April 30, 1997, on this Registrant.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITER

     (a) Prudential Investment Management Services LLC (PIMS)

         PIMS is distributor for the following open-end management companies:
         Cash Accumulation Trust, COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Balanced Fund, Prudential California Municipal Fund, Prudential Diversified Bond Fund, Inc., Prudential Diversified Funds, Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential International Bond Fund, Inc., Prudential Mid-Cap Value Fund, Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Small-Cap Quantum Fund, Inc., Prudential Small Company Value Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential 20/20 Focus Fund, Prudential World Fund, Inc., The Prudential Investment Portfolios, Inc., Strategic Partners Series, Target Funds and The Target Portfolio Trust.

         PIMS is also distributor of the following unit investment trusts:
         Separate Accounts: Prudential's Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

(b)(1) The following table sets forth certain information regarding the officers and directors of PIMS:

                                      POSITIONS AND OFFICES                     POSITIONS AND OFFICES
          NAME (1)                    WITH UNDERWRITER                          WITH REGISTRANT
          ------------------------    ---------------------------------         ----------------------
          Robert F. Gunia             President                                 None

          Kevin B. Frawley            Senior Vice President and Chief
                                      Compliance Officer                        None

          Jean D. Hamilton            Executive Vice President                  None

          John R. Strangfeld          Executive Vice President                  None

          Francis O. Odubekun         Senior Vice President
                                      and Chief Operations Officer              None

          William V. Healey           Senior Vice President, Secretary
                                      and Chief Legal Officer                   None

          Margaret M. Deverell        Vice President, Comptroller and
                                      Chief Financial Officer                   None

          C. Edward Chaplin           Treasurer                                 None

          ------------------

          (1) The address of each person named is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102 unless otherwise noted.

(c)      Not applicable.


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, 751 Broad Street, Newark, New Jersey 07102-3777.

ITEM 31. MANAGEMENT SERVICES

Summary of any contract not discussed in Part A or Part B of the registration statement under which management-related services are provided to the Registrant--Not Applicable.

ITEM 32. UNDERTAKINGS


(a) Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.


(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

(e) The Prudential Insurance Company of America ("Prudential") hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Prudential.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Amendment to the Registration Statement which included a prospectus and has caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 25th day of April, 2000.



(Seal)         THE PRUDENTIAL INDIVIDUAL VARIABLE CONTRACT ACCOUNT

                                  (Registrant)

                 BY: THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                   (Depositor)


Attest:   /s/ THOMAS C. CASTANO              By: /s/  ESTHER H. MILNES
          ----------------------------            -----------------------------
              THOMAS C. CASTANO                       ESTHER H. MILNES
              ASSISTANT SECRETARY                 VICE PRESIDENT AND ACTUARY




     As required by the Securities Act of 1933, this Post-Effective Amendment No. 15 to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.



          SIGNATURE AND TITLE
          -------------------


/s/ *                                                April 25, 2000
-------------------------------------
     ARTHUR F. RYAN
     CHAIRMAN OF THE BOARD, PRESIDENT
     AND CHIEF EXECUTIVE OFFICER



/s/ *
-------------------------------------
     ANTHONY S. PISZEL
     SENIOR VICE PRESIDENT AND CONTROLLER
     (CHIEF ACCOUNTING OFFICER)

/s/ *
-------------------------------------
     RICHARD J. CARBONE
     SENIOR VICE PRESIDENT AND
     CHIEF FINANCIAL OFFICER


/s/ *
-------------------------------------
     FRANKLIN E. AGNEW                       *By: /s/ THOMAS C. CASTANO
     DIRECTOR                                     ---------------------------
                                                      THOMAS C. CASTANO
                                                      (ATTORNEY-IN-FACT)

/s/ *
--------------------------------------
     FREDERIC C. BECKER
     DIRECTOR


/s/ *
----------------------------------------
     GILBERT F. CASELLAS
     DIRECTOR



/s/ *
--------------------------------------
     JAMES G. CULLEN
     DIRECTOR

/s/ *
--------------------------------------
     CAROLYNE K. DAVIS
     DIRECTOR

          SIGNATURE AND TITLE
          -------------------



/s/ *                                         April 25, 2000
----------------------------------------
     ROGER A. ENRICO
     DIRECTOR



/s/ *
----------------------------------------
     ALLAN D. GILMOUR
     DIRECTOR


/s/ *
----------------------------------------      *By: /s/  THOMAS C. CASTANO
     WILLIAM H. GRAY, III                        ----------------------------
     DIRECTOR                                           THOMAS C. CASTANO
                                                        (ATTORNEY-IN-FACT)


/s/ *
----------------------------------------
     JON F. HANSON
     DIRECTOR

/s/ *
----------------------------------------
     GLEN H. HINER, JR.
     DIRECTOR

/s/ *
----------------------------------------
     CONSTANCE J. HORNER
     DIRECTOR

/s/ *
----------------------------------------
     GAYNOR N. KELLEY
     DIRECTOR

/s/ *
----------------------------------------
     BURTON G. MALKIEL
     DIRECTOR

/s/ *
----------------------------------------
     IDA F.S. SCHMERTZ
     DIRECTOR

/s/ *
----------------------------------------
     CHARLES R. SITTER
     DIRECTOR

/s/ *
----------------------------------------
     DONALD L. STAHELI
     DIRECTOR

/s/ *
----------------------------------------
     RICHARD M. THOMSON
     DIRECTOR

/s/ *
----------------------------------------
     JAMES A. UNRUH
     DIRECTOR

          SIGNATURE AND TITLE
          -------------------

/s/ *
----------------------------------------
     P. ROY VAGELOS, M.D.
     DIRECTOR



/s/ *                                                  April 25, 2000
----------------------------------------
     STANLEY C. VAN NESS
     DIRECTOR



/s/ *
----------------------------------------
     PAUL A. VOLCKER                       *By:  /s/  THOMAS C.  CASTANO
     DIRECTOR                                    ------------------------------
                                                      THOMAS C. CASTANO
                                                      (ATTORNEY-IN-FACT)

/s/ *
----------------------------------------
     JOSEPH H. WILLIAMS
     DIRECTOR

                                  EXHIBIT INDEX




(3)(a)  Form of Distribution Agreement between Prudential Investment
          Management Services LLC ("PIMS") (Underwriter) and The Prudential
          Insurance Company of America (Depositor)..............................

   (b)  Form of Selected Broker Agreement used by PIMS..........................

(9)     Opinion of Counsel and consent to its use as to the legality of the securities being registered ..........................................

(10)(a) Written consent of PricewaterhouseCoopers, LLP, independent accountants...........................................................

(13)    Schedule of Performance Computations....................................